UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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ARADIGM CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ARADIGM CORPORATION

3929 Point Eden Way

Hayward, California, 94545

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held On June 9, 2016

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Aradigm Corporation, a California corporation (“Aradigm”). The meeting will be held on Thursday, June 9, 2016, at 10:00 a.m. local time, at the offices of Aradigm’s outside counsel Hogan Lovells US LLP, 875 Third Avenue, New York, NY 10022 for the following purposes:

1. To elect the five nominees for director named herein to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified.

2. To approve an amendment to Aradigm’s Amended and Restated Articles of Incorporation to increase the authorized number of shares of Common Stock by 10 million shares to allow Aradigm to have additional flexibility to use its capital stock for business and financial purposes in the future.

3. To approve an amendment to Aradigm’s 2015 Equity Incentive Plan to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 2,400,000 shares.

4. To approve, in accordance with NASDAQ Marketplace Rule 5635(d), the issuance of shares of Aradigm Common Stock upon conversion of the $23 million aggregate principal amount of senior convertible promissory notes and upon the exercise of warrants to purchase 263,436 shares of Aradigm Common Stock in connection with the 2016 Private Placement.

5. To ratify the selection of OUM & Co. LLP as Aradigm’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

6. To conduct any other business properly brought before the meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the annual meeting is April 15, 2016. Only shareholders of record at the close of business on the record date may vote at the annual meeting or any adjournment thereof.

By Order of the Board of Directors

Igor Gonda, Ph.D.

President and Chief Executive Officer

Hayward, California

May [    ], 2016

Important Notice Regarding the Availability of Proxy Materials for the Shareholders’ Meeting to Be Held on June 9, 2016 at 10:00 am at the offices of Hogan Lovells US LLP, 875 Third Avenue, New York, NY 10022.

The proxy statement and the Annual Report on Form 10-K for the fiscal year ending December 31, 2015 are available at investor.aradigm.com.

Your vote is very important to us. Whether or not you expect to attend the annual meeting, we encourage you to vote your shares in advance. Shareholders can submit their votes over the Internet at the web address noted in the proxy card (if you received a proxy card), by telephone through the number noted in the proxy card (if you received a proxy card), or by signing and dating your proxy card (if you received a proxy card) and mailing it in the prepaid, addressed envelope provided for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

ARADIGM CORPORATION

3929 Point Eden Way

Hayward, California, 94545

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

To Be Held On June 9, 2016

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We have sent you this proxy statement and proxy card because the Board of Directors (the “Board”) of Aradigm Corporation is soliciting your proxy to vote at the 2016 Annual Meeting of Shareholders (the “annual meeting”). You are invited to attend the annual meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the annual meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

We intend to mail these proxy materials on or about May 16, 2016 to all shareholders of record entitled to vote at the annual meeting.

Who can vote at the annual meeting?

Only shareholders of record as of the close of business on April 15, 2016 (the “record date”) will be entitled to vote at the annual meeting. On the record date, there were 14,777,542 shares of our Common Stock outstanding and entitled to vote.

What am I voting on?

There are five matters scheduled for a vote:

•	To elect five directors for a one-year term, until our next Annual Meeting of Shareholders;

•

To approve an amendment to Aradigm’s Amended and Restated Articles of Incorporation to increase the authorized number of shares of Common Stock by 10 million shares to allow Aradigm to have additional flexibility to use its capital stock for business and financial purposes in the future;

•	To approve amendments to Aradigm’s 2015 Equity Incentive Plan to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 2,400,000 shares;

•

To approve, in accordance with NASDAQ Marketplace Rule 5635(d), the issuance of shares of Aradigm Common Stock upon conversion of the $23 million aggregate principal amount of senior convertible promissory notes and upon the exercise of warrants to purchase 263,436 shares of Aradigm Common Stock in connection with the 2016 Private Placement; and

•	To ratify the selection of OUM & Co. LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016.

How do I vote?

Shareholder of Record. If on the record date your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are a shareholder of record. As a shareholder of record, you have four voting options. You may vote:

•	over the Internet at www.proxy.com, the web address noted in the proxy card (if you received a proxy card);

•	by telephone through the number noted in the proxy card (if you received a proxy card);

•	by signing and dating your proxy card (if you received a proxy card) and mailing it in the prepaid, address envelope provided for your convenience; or

•	by attending the annual meeting and voting in person.

If you have Internet access, we encourage you to vote over the Internet. It is convenient and it saves us significant postage and processing costs. In addition, when you vote by proxy over the Internet or by telephone prior to the meeting date, your proxy vote is recorded immediately and there is no risk that postal delays will cause your proxy vote to arrive late and, therefore, not be counted.

Internet and telephone voting facilities for shareholders of record are available 24 hours a day and will close at 11:59 p.m. Eastern Daylight Time on Wednesday, June 8, 2016. The Internet and telephone voting procedures are designed to verify that you are a shareholder of record by use of a control number and to enable you to confirm that your voting instructions have been properly recorded. If you vote by Internet or telephone, you do not need to return your proxy card (if you received a proxy card).

Whether or not you plan to attend the meeting and vote in person, we urge you to have your proxy vote recorded in advance of the meeting. If you attend the annual meeting and vote at the annual meeting, any previous proxy votes that you submitted, whether by Internet, phone or mail, will be superseded by the vote that you cast at the annual meeting. The Board recommends that you vote using one of the other voting methods, since it is not practical for most shareholders to attend the annual meeting. In any event, the method by which you vote your proxy will not limit your right to vote at the annual meeting if you decide to attend in person.

Beneficial Owner of Shares Held in Street Name. If on the record date your shares were held in an account at a brokerage firm, bank or other nominee, then you are the beneficial owner of shares held in “street name.” If your shares are held in street name, please refer to the instructions provided by your brokerage firm, bank or other nominee provide regarding how to vote your shares or to revoke your voting instructions. The availability of telephone and Internet voting depends on the voting processes of the broker, bank or other nominee. If you are a street name shareholder, you must obtain a proxy, executed in your favor, from the bank, broker or other holder of record through which you hold your shares to vote in person at the annual meeting. The Board recommends that you vote using one of the other voting methods, since it is not practical for most shareholders to attend the annual meeting. In any event, the method by which you vote your proxy will not limit your right to vote at the annual meeting if you decide to attend in person.

How can I vote on each of the proposal?

For the election of directors, you may vote “For” all the nominees for director or you may “Withhold” your vote for any nominee you specify. For the other matters to be voted on, you may vote “For” or “Against” or abstain from voting.

The Board recommends that you vote “For” all nominees for director and “For” each of the other proposals being presented to our shareholders as discussed in this proxy statement.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of Common Stock you own as of the record date.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted, as applicable, “For” the election of all five nominees for director, “For” the amendment to the Amended and Restated Articles of Incorporation, “For” the amendment to our 2015 Equity Incentive Plan, “For” the issuance of Common Stock associated with the 2016 Private Placement in accordance with NASDAQ Marketplace Rule 5635(d) and “For” the ratification of OUM & Co. LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. Directors and employees will not be paid any additional compensation for soliciting proxies.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each of the proxy cards and proxy materials to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

If you are a shareholder of record and your vote by proxy using any method, you may later revoke your proxy and change your vote at any time before the polls close at the annual meeting. You may do this by:

•	sending a written statement to that effect to our Secretary at 3929 Point Eden Way, Hayward, California, 94545, provided we receive your written statement before the annual meeting date;

•	voting again over the Internet or by telephone prior to 11:59 p.m. Eastern Daylight Time on Wednesday, June 8, 2016;

•	signing and returning another proxy card with a later date, provided we receive the second proxy card before the annual meeting date; or

•	voting in person at the annual meeting. Simply attending the annual meeting will not, by itself, revoke you proxy.

Only the most recent proxy vote will be counted, and all others will be discarded regardless of the method of voting.

If you are a beneficial owner of shares held in street name, you should follow the instructions provided by your brokerage firm, bank or other nominee to change your vote or revoke your proxy.

When are shareholder proposals due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by December 12, 2016, to our Secretary at 3929 Point Eden Way, Hayward, California, 94545. If you wish to submit a proposal that is not to be included in next year’s proxy materials or nominate a director, you must do so no later than the close of business on April 10, 2017 and no earlier than the close of business on March 10, 2017. You are also advised to review our bylaws, which contain additional requirements about advance notice of shareholder proposals and director nominations. A copy of our bylaws is available via written request to our Secretary at 3929 Point Eden Way, Hayward, California, 94545, or by accessing EDGAR on the Securities and Exchange Commission (the “SEC”) website at www.sec.gov.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For” and (with respect to proposals other than the election of directors) “Against” votes, abstentions and broker non-votes. With respect to any proposal submitted to a vote of the shareholders, the inspector of election will not count abstentions and broker non-votes as shares counting towards the vote total for such proposal, thus abstentions and broker non-votes may count as “Against” votes for certain proposals.

If your shares are held in street name, you will need to obtain a proxy form from your brokerage firm, bank or other nominee holding your shares and follow the instructions included on that form regarding how to instruct your brokerage firm, bank or other nominee to vote your shares. Your brokerage firm, bank or other nominee can vote your shares with respect to “discretionary” items if you fail to give instructions to your brokerage firm, bank or other nominee regarding how to vote your shares. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

What are broker non-votes?

Broker non-votes occur when a beneficial owner of shares held in street name does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” which includes Proposal 5 (ratifying the selection of OUM & Co. LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016), but not with respect to “non-routine” matters. The remaining proposals listed in this proxy statement are considered “non-routine” under the rules and interpretations of the New York Stock Exchange (“NYSE”).

How many votes are needed to approve each proposal?

•

For the election of directors in Proposal 1, the five nominees receiving the highest number of “For” votes (from the holders of votes of shares present in person or represented by proxy and entitled to vote at the meeting on the election of directors) will be elected. Withheld votes and broker non-votes will have no effect on the outcome of the election of directors.

•

To be approved, Proposal 2 (approval of an amendment to Aradigm’s Amended and Restated Articles of Incorporation to increase the authorized number of shares of Common Stock by 10 million shares) must be approved by at least a majority of our outstanding shares of Common Stock. If you do not vote or you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have the same effect as “Against” votes.

•

To be approved, Proposal 3 (approval of an amendment to Aradigm’s 2015 Equity Incentive Plan to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 2,400,000 shares) must receive “For” votes from the holders of a majority of shares present either in person or by proxy at the annual meeting and entitled to vote. The inspector of election will not count abstentions and broker non-votes as shares towards the vote total for this proposal, in which case abstentions and broker non-votes will have no effect on the outcome of this proposal.

•

To be approved, Proposal 4 (approval of the issuance of Common Stock associated with the 2016 Private Placement in accordance with NASDAQ Marketplace Rule 5635(d)) must receive “For” votes from the holders of a majority of shares present either in person or by proxy at the annual meeting and entitled to vote. The inspector of election will not count abstentions and broker non-votes as shares towards the vote total for this proposal, in which case abstentions and broker non-votes will have no effect on the outcome of this proposal.

•

To be approved, Proposal 5 (ratifying the selection of OUM & Co. LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016) must receive “For” votes from the holders of a majority of shares present either in person or by proxy at the annual meeting and entitled to vote. The inspector of election will not count abstentions and broker non-votes as shares towards the vote total for this proposal, in which case abstentions and broker non-votes will have no effect on the outcome of this proposal.

What is the quorum requirement?

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if shareholders holding a majority of the outstanding shares entitled to vote are present at the meeting in person or represented by proxy. On the record date, there were 14,777,542 shares of Common Stock outstanding and entitled to vote. Thus, the holders of 7,388,772 shares must be present in person or represented by proxy at the meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or vote at the meeting. The inspector of election will treat abstentions and broker non-votes as shares counted towards the quorum requirement. If there is no quorum, the holders of a majority of the shares present in person or represented by proxy at the meeting may adjourn the meeting to another date.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting. Final voting results will be published on our Form 8-K filed with the SEC within four business days after the annual meeting.

What proxy materials are available on the internet?

This proxy statement and Annual Report on Form 10-K are available at www.aradigm.com.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Board currently consists of five directors. There are five nominees for director this year. Each director to be reelected will hold office until the 2017 Annual Meeting of Shareholders until his successor is elected, or until the director’s death, resignation or removal. Each of the nominees listed below is currently a member of our Board. It is our policy to invite nominees to attend the annual meeting and to encourage attendance at meetings at which substantial shareholder attendance is expected. All of the nominees for reelection as a director at the annual meeting attended the 2015 Annual Meeting of Shareholders.

The five candidates receiving the highest number of affirmative votes by the holders of shares entitled to be voted will be elected as directors. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the five nominees named below. If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by us. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.

Nominees

The following is a brief biography of each nominee for director and their ages as of April 30, 2016.

Name	Age	Principal Occupation/Position Held With Us
David Bell	61	Director
Igor Gonda	68	President, Chief Executive Officer and Director
Frederick M. Hudson	70	Director
John M. Siebert	76	Director
Virgil D. Thompson	76	Chairman and Director

David Bell has been a director since August 2013. He currently serves as Corporate Vice President of Grifols S.A. and General Counsel of Grifols Inc. He joined Grifols when it entered the U.S. market in 2003. Prior to joining Grifols, Mr. Bell was General Counsel to Alpha Therapeutic Corporation following a 23-year career as a corporate litigator. Mr. Bell has been proposed for nomination by Grifols pursuant to its rights under the Governance Agreement entered into with us in August 2013 (the “Governance Agreement”). We believe that Mr. Bell is qualified to serve as a member of our Board because of his legal experience, experience in the pharmaceutical industry and the perspective he brings as an affiliate of one of our major shareholders.

Igor Gonda, Ph.D. has served as our President and Chief Executive Officer since August 2006 and as a director since September 2001. From December 2001 to August 2006, Dr. Gonda was the Chief Executive Officer and Managing Director of Acrux Limited, a publicly traded specialty pharmaceutical company located in Melbourne, Australia. From July 2001 to December 2001, Dr. Gonda was our Chief Scientific Officer and, from October 1995 to July 2001, was our Vice President, Research and Development. From February 1992 to September 1995, Dr. Gonda was a Senior Scientist and Group Leader at Genentech, Inc. His key responsibilities at Genentech were the development of the inhalation delivery of rhDNase (Pulmozyme) for the treatment of cystic fibrosis and non-parenteral methods of delivery of biologics. Prior to that, Dr. Gonda held academic positions at the University of Aston in Birmingham, United Kingdom, and the University of Sydney, Australia. Dr. Gonda holds a B.Sc. in Chemistry and a Ph.D. in Physical Chemistry from Leeds University, United Kingdom. Dr. Gonda was the Chairman of our Scientific Advisory Board until August 2006. We believe that Dr. Gonda possesses specific attributes that qualify him to serve as a member of our Board, including his experience in leading publicly traded pharmaceutical companies, his tenure with our Company and his knowledge of the pharmaceutical industry. Under the terms of the Governance Agreement, Dr. Gonda’s service on the Board is required for as long as he remains our President and Chief Executive Officer.

Frederick M. Hudson has been a director since April 2014. Mr. Hudson retired as a partner in charge of the health care audit practice for the Washington-Baltimore business unit of the accounting firm of KPMG, LLP on January 1, 2006 after a 37-year career with the firm. Mr. Hudson is currently a director and audit committee chair of Supernus Pharmaceuticals, Inc. and a director and compliance committee member of Maxim Health Care Services, Inc. He also has recently served in a board capacity with the Board of Financial Administration of the Catholic Archdiocese of Baltimore, with the Board of Trustees of the Maryland Historical Society, and as director and audit committee chair of Educate, Inc. He is vice-chair and finance committee chair of the Board of Directors of GBMC Healthcare, Inc. and its affiliate, Greater Baltimore Medical Center. Mr. Hudson received a B.S. in Accounting from Loyola University Maryland and is a Certified Public Accountant. We believe that Mr. Hudson’s extensive accounting and health care audit experience qualify him to serve as a member of our board of directors.

John M. Siebert, Ph.D. has been a director since November 2006. Currently, Dr. Siebert is Founder and CEO of Compan Pharmaceuticals, a companion animal pharmaceutical company. From May 2014 to November 2015, Dr. Siebert was Chief Executive Officer of Chase Pharmaceuticals, a company conducting clinical trials in Alzheimer’s disease based on a unique hypothesis. From 2010 to 2014, he was a Partner and Chief Operating Officer of New Rhein Healthcare Investors, LLC, a private equity group. From 2008 to 2010 he was Chief Executive Officer and Founder of Compan Pharmaceuticals. From May 2003 to October 2008, Dr. Siebert was the Chairman and Chief Executive Officer of CyDex, Inc., a privately held specialty pharmaceutical company. From September 1995 to April 2003, he was President and Chief Executive Officer of CIMA Labs Inc., a publicly traded drug delivery company, and from July 1995 to September 1995 he was President and Chief Operating Officer of CIMA Labs. From 1992 to 1995, Dr. Siebert was Vice President, Technical Affairs at Dey Laboratories, Inc., a privately held pharmaceutical company. From 1988 to 1992, he headed R&D and Quality Control at a division of Bayer Corporation. Prior to that, Dr. Siebert was employed by E.R. Squibb & Sons, Inc., G.D. Searle & Co., Gillette and The Procter & Gamble Company. Dr. Siebert holds a B.S. in Chemistry from Illinois Benedictine University, an M.S. in Organic Chemistry from Wichita State University and a Ph.D. in Organic Chemistry from the University of Missouri. Dr. Siebert also serves on the boards of directors of Accu-Break Pharmaceuticals and Supernus Pharmaceuticals, Inc. Dr. Siebert is the Chairman of our Compensation Committee. He is also a member of both our Audit Committee and Nominating and Governance Committee. Dr. Siebert is a member of the Supernus Audit Committee and the Compensation Committee. We believe that Dr. Siebert is qualified to serve as a member of our Board because of his experience as an executive officer with both publicly traded and private corporations in the pharmaceutical industry.

Virgil D. Thompson has been a director since June 1995 and has been Chairman of the Board since January 2005. From July 2009 until July 2015, Mr. Thompson was Chief Executive Officer and a director of Spinnaker Biosciences, Inc., a privately held ophthalmic drug delivery company, and he is now its Chairman of the Board. From November 2002 until June 2007, Mr. Thompson served as President and Chief Executive Officer of Angstrom Pharmaceuticals, Inc., a privately held pharmaceutical company. From September 2000 to November 2002, Mr. Thompson was President, Chief Executive Officer and a director of Chimeric Therapies, Inc., a privately held biotechnology company. From May 1999 until September 2000, Mr. Thompson was the President, Chief Operating Officer and a director of Savient Pharmaceuticals, a publicly traded specialty pharmaceutical company. From January 1996 to April 1999, Mr. Thompson was the President and Chief Executive Officer and a director of Cytel Corporation, a publicly traded biopharmaceutical company that was subsequently acquired by IDM Pharma, Inc. From 1994 to 1996, Mr. Thompson was President and Chief Executive Officer of Cibus Pharmaceuticals, Inc., a privately held drug delivery device company. From 1991 to 1993, Mr. Thompson was President of Syntex Laboratories, Inc., a U.S. subsidiary of Syntex Corporation, a publicly traded pharmaceutical company. Mr. Thompson holds a B.S. in Pharmacy from Kansas University and a J.D. from The George Washington University Law School. Mr. Thompson is a director of Mallinckrodt Pharmaceuticals, a publicly traded pharmaceutical company. Mr. Thompson is a member of the Mallinckrodt Human Resources and Compensation Committee. Mr. Thompson is also a director of GenZ Corp., a private agribusiness company. We believe that Mr. Thompson possesses specific attributes that qualify him to serve as a member of our Board, including his experience as both an executive officer and director of publicly traded and private corporations in the pharmaceutical industry.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” EACH NAMED NOMINEE.

Qualifications of Directors and Nominees

As part of the biographies for each director, we have disclosed the specific experience, qualifications, attributes or skills that led to the conclusion that our directors should continue to serve as a member of our Board at this time.

We believe that our directors have an appropriate balance of knowledge, experience, attributes, skills and expertise required for our Board as a whole and that we have sufficient independent directors to comply with applicable laws and regulations. We believe that our directors have a broad range of personal characteristics including leadership, management, scientific, technological, business, marketing, legal and financial experience and abilities to act with integrity, with sound judgment and collegiality, to consider strategic proposals, to assist with the development of our strategic plan and oversee its implementation, to oversee our risk management efforts and executive compensation, to provide leadership, to provide required expertise on Board committees and to commit the requisite time for preparation and attendance at Board and committee meetings.

We believe that each director brings a strong background and set of skills to the Board, giving the Board as a whole competence and experience from a wide variety of areas.

Independence of the Board of Directors

We are subject to the listing standards of The NASDAQ Capital Market (“NASDAQ”) in determining the independence of our directors. The Board consults with counsel to ensure that the Board’s determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of NASDAQ, as in effect from time to time.

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his family members, and us, our senior management and our independent registered public accounting firm, the Board affirmatively has determined that the following three directors are independent within the meaning of the applicable NASDAQ listing standards: Mr. Hudson, Dr. Siebert, and Mr. Thompson. In making this determination, the Board found that none of these directors had a material or disqualifying relationship with the Company. Mr. Bell is not an independent director within the meaning of the applicable NASDAQ standards by virtue of the position he holds with Grifols. Dr. Gonda, our President and Chief Executive Officer, is not an independent director within the meaning of the applicable NASDAQ standards by virtue of his employment with Aradigm.

Board Leadership Structure and Role in Risk Oversight

Mr. Thompson is our Chairman of the Board and he presides at all Board meetings. Our independent directors meet regularly in executive session (i.e., without management present) with no agenda set by management.

Our Board oversees our risk management primarily through the following:

•

The Board’s review and approval of our business plan (prepared and presented to the Board by our Chief Executive Officer and other management team members), including the projected opportunities and challenges facing our business each year;

•	At least quarterly review of our business developments, business plan implementation and financial results;

•

Our Audit Committee’s oversight of our internal controls over financial reporting and its discussion with management and the independent accountants regarding the quality and adequacy of our internal controls and financial reporting (and related reports to the full Board); and

•	Our Compensation Committee’s review and recommendation to the Board regarding our executive officer compensation and its relationship to our business plans.

Meetings of the Board of Directors

The Board held 7 meetings during the last fiscal year. Each of our current Board members attended 75% or more of the aggregate of the meetings of the Board and of the committees on which they served during the year throughout their tenure as a director.

In fiscal 2015, our independent directors met 5 times in regularly scheduled executive sessions at which only independent directors were present. These meetings were chaired by Mr. Thompson, the Chairman of the Board.

Shareholder Communications with the Company and the Board of Directors

We have implemented a process by which shareholders may communicate with the Company. Shareholders who wish to communicate with the Company may send an email to investor@aradigm.com or may telephone the investor relations line at the Company at 510-265-8800. We have also implemented a process by which shareholders may communicate with the Board or any of its directors. Shareholders who wish to communicate with the Board or the independent directors may do so by sending written communications addressed to the Secretary of Aradigm at 3929 Point Eden Way, Hayward, California 94545. All communications will be compiled by our Secretary and submitted to the Board or the individual directors on a periodic basis. All communications directed to the Audit Committee in accordance with our whistleblower policy that relate to questionable accounting or auditing matters involving us will be forwarded directly to the Audit Committee.

Code of Business Conduct and Ethics

We have adopted the Aradigm Corporation Code of Business Conduct and Ethics that applies to all of our officers, directors and employees. The Code of Business Conduct and Ethics is available on our website at investor.aradigm.com. If we make any substantive amendments to the Code of Business Conduct and Ethics or grant any waiver from a provision of the Code to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website.

Information Regarding the Committees of our Board of Directors

The Board has three committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The following table provides current membership information as well as membership and meeting information for each of the Board committees during 2015:

Name	Audit		Compensation		Nominating and Corporate Governance
David Bell
Igor Gonda
Frederick M. Hudson	X	*
Lafmin Morgan			X	+
John M. Siebert	X		X	*	X
Virgil D. Thompson	X		X		X	*
Total meetings in fiscal year 2015	7		7		6

+	Mr. Morgan resigned as a director on September 1, 2015
*	Committee Chairperson

Below is a description of each committee of the Board. The Board has determined that each member of each committee meets the applicable NASDAQ rules and regulations regarding “independence” and that each member is free of any relationship that would impair his individual exercise of independent judgment with regard to our business and operations.

Audit Committee

The Audit Committee oversees our corporate accounting and financial reporting processes and audits of our financial statements. The Audit Committee evaluates the performance of and assesses the qualifications of our independent registered public accounting firm. In this role, it determines and approves the engagement of our independent registered public accounting firm and determines whether to retain or terminate the existing independent registered public accounting firm or to appoint and engage a new independent registered public accounting firm. The Audit Committee reviews and approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent registered public accounting firm on our audit engagement team as required by law; confers with management and our independent registered public accounting firm regarding the effectiveness of internal controls over financial reporting, and establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. The Committee reviews the financial statements to be included in our Annual Report on Form 10-K and our quarterly financial statements on Form 10-Q and discusses with management and our independent registered public accounting firm the results of the annual audit. Currently, three directors comprise the Audit Committee: Mr. Hudson (chair), Dr. Siebert and Mr. Thompson. The Audit Committee is governed by a written charter that is available to shareholders on our website at investor.aradigm.com.

The Board annually reviews the NASDAQ listing standards definition of independence for Audit Committee members and has determined that all members of our Audit Committee are independent in accordance with NASDAQ listing standards. The Board has determined that Mr. Hudson qualifies as an “audit committee financial expert,” as defined in applicable rules of the SEC.

Compensation Committee

The Compensation Committee of the Board reviews and recommends to the Board the overall compensation strategy and policies for us. The Compensation Committee reviews and recommends to the Board corporate performance goals and objectives relevant to the compensation of our executive officers and other senior management; reviews and recommends to the Board the compensation and other terms of employment of our Chief Executive Officer; reviews and recommends to the Board for approval the compensation and other terms of employment of the other officers; and oversees the administration of our equity compensation plans, health benefit plans, deferred compensation plans and other similar programs. Three directors currently comprise the Compensation Committee: Messrs. Hudson and Thompson and Dr. Siebert (chair). All members of our Compensation Committee are independent in accordance with NASDAQ listing standards. The Compensation Committee is governed by a written charter that is available to shareholders on our website at investor.aradigm.com.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of the Board is responsible for identifying, reviewing and evaluating candidates to serve as directors (consistent with criteria approved by the Board), recommending to the Board candidates for election and reelection to the Board, making recommendations to the Board regarding the membership of the committees of the Board, assessing the performance of the Board and its committees and monitoring compliance with our Code of Business Conduct and Ethics. Currently, the Nominating and Corporate Governance Committee is comprised of two directors: Dr. Siebert and Mr. Thompson (chair). All members of the Nominating and Corporate Governance Committee are independent in accordance with NASDAQ listing standards. The Nominating and Corporate Governance Committee is governed by a written charter that is available to shareholders on our website at investor.aradigm.com.

Any potential candidates for director nominees, including candidates recommended by shareholders, are reviewed in the context of the current composition of the Board, our operating requirements and the long-term interests of shareholders. In conducting this assessment, the Nominating and Corporate Governance Committee considers such factors as it deems appropriate given our current needs and those of our Board, to maintain a balance of knowledge, experience and capability. The Nominating and Corporate Governance Committee reviews directors’ overall service during their term, including the number of meetings attended, level of participation and quality of performance. The Nominating and Corporate Governance Committee performs periodic Board and Committee self-assessments to provide directors an opportunity to critique Board and Committee performance. The Nominating and Corporate Governance Committee also determines whether the nominee would be independent, which determination is based upon applicable NASDAQ listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee then compiles a list of potential candidates from suggestions it may receive, but may also engage, if it deems appropriate, a professional search firm to generate additional suggestions. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates as it deems appropriate. The Nominating and Corporate Governance Committee meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote. While the Nominating and Corporate Governance Committee and the Board have from time to time received and considered suggestions from shareholders for nominations to the Board, the Committee has received no suggestions for which disclosure is required in this proxy statement.

The Nominating and Corporate Governance Committee will consider director candidates recommended by shareholders. The Nominating and Corporate Governance Committee will consider candidates recommended by shareholders in the same manner as it considers recommendations from other sources. Shareholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board may do so by delivering a written recommendation to the Nominating and Corporate Governance Committee at the following address: 3929 Point Eden Way, Hayward, California 94545 at least 60 days prior, but no more than 90 days prior, to the anniversary date of the last annual meeting of shareholders. Submissions should include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director and a representation that the nominating shareholder is a beneficial or record owner of our stock.

The Nominating and Corporate Governance Committee has not established specific minimum qualifications for recommended nominees or specific qualities or skills for one or more of our directors to possess. The Nominating and Corporate Governance Committee uses a subjective process for identifying and evaluating nominees for director, based on the information available to, and the subjective judgments of, the members of the Nominating and Corporate Governance Committee and our then current needs for the Board as a whole. The Nominating and Corporate Governance Committee does not believe there would be any difference in the manner in which it evaluates nominees based on whether the nominee is recommended by a shareholder or by the current Committee process. The Nominating and Corporate Governance Committee considers the needs for the Board as a whole when identifying and evaluating nominees and, among other things, considers diversity in background, age, experience, qualifications, attributes and skills in identifying nominees, although it does not have a formal policy regarding the consideration of diversity. See “—Qualifications of Directors and Nominees” for a description of the diversity of our current directors and nominees.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS (*)

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2015 with our management. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 114, The Auditor’s Communication with Those Charged with Governance, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

From the members of the Audit Committee of Aradigm Corporation:

Frederick M. Hudson, Chairman

John M. Siebert

Virgil D. Thompson

(*)	The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

PROPOSAL 2

APPROVAL OF CERTIFICATE OF AMENDMENT TO AMENDED AND RESTATED

ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF

SHARES OF COMMON STOCK

The Board is requesting shareholder approval of an amendment to our Amended and Restated Articles of Incorporation to increase the authorized number of shares of Common Stock by 10 million shares from 25,045,765 shares to 35,045,765 shares. The additional shares of Common Stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding Common Stock of Aradigm. Adoption of the proposed amendment would not affect the rights of the holders of currently outstanding shares of Common Stock of Aradigm, except for effects incidental to increasing the number of shares of Common Stock outstanding, such as dilution of the earnings (loss) per share and voting rights of current holders of Common Stock. If the amendment is adopted, it will become effective upon filing of a Certificate of Amendment of our Amended and Restated Articles of Incorporation with the Secretary of State of the State of California. The text of the proposed Certificate of Amendment is attached hereto as Exhibit A (the “Certificate of Amendment”).

We desire to have the shares available to provide additional flexibility to use our capital stock for business and financial purposes in the future. We recently entered into a securities purchase agreement (as more fully described in Proposal 4) that contemplates the issuance of 4,414,587 shares of Common Stock in connection with the conversion of senior convertible promissory notes and 263,436 shares of Common Stock in connection with the issuance of warrants (the “2016 Private Placement”), which requires us to reserve a total of 4,678,023 shares of our capital stock, resulting in a total of 4,044,603 unallocated shares of Common Stock available following the 2016 Private Placement. Additionally, as more fully described in Proposal 3, we are requesting our shareholders approve an additional allocation of 2,400,000 shares for our 2015 Equity Incentive Plan.

We may want to undertake other business transactions that involve the issuance of Common Stock, including for example, future financings, acquisition transactions, joint ventures and other general corporate purposes, although we have no current plans for any acquisition transaction or joint venture. Our Board believes that having such additional authorized shares of Common Stock available for issuance in the future will give us greater flexibility and may allow such shares to be issued without the expense and delay of a special shareholders’ meeting, unless such approval is expressly required by applicable law. Although the issuance of additional shares with respect to future financings or acquisitions would dilute existing shareholders, management believes that such transactions would increase the overall value of Aradigm to its shareholders. Absent applicable laws, rules or regulations requiring shareholder approval, these additional shares may be used for various purposes with Board approval but without further shareholder approval. These purposes may include: raising capital, establishing strategic relationships with other companies, expanding our business or product lines through the acquisition of other businesses or products, and other purposes.

The disadvantages to increasing our authorized stock include the following:

•

except for Grifols, who holds certain preemptive rights pursuant to the Governance Agreement, our shareholders do not have any preemptive or similar rights to subscribe for or purchase additional shares of Common Stock that may be issued in the future. Therefore, future issuances of Common Stock may, depending on the circumstances, have a dilutive effect on earnings (loss) per share, voting power, and beneficial ownership by existing shareholders.

•

an increase of authorized but unissued shares of Common Stock could be used, under certain circumstances, to deter a potential takeover of Aradigm that may otherwise be beneficial to shareholders by diluting the shares held by a potential suitor or issuing shares to a shareholder that will vote in accordance with our Board’s recommendations. A takeover may be beneficial to a shareholder where a premium is offered for a shareholder’s stock compared to the then-existing stock price. We do not have any plans or proposals to adopt provisions or enter into any agreement that may have material anti-takeover consequences, and this proposal is not in response to any effort of which we are aware to accumulate our stock or obtain control of the Company.

If our shareholders do not approve the Certificate of Amendment that would increase the number of authorized shares of Common Stock, then we will not be able to increase the total number of authorized shares of Common Stock from 25,045,765 to 35,045,765 and, therefore, we will be very limited in our ability to issue shares of Common Stock in future financings, acquisitions, joint ventures and other business purposes.

The affirmative vote of the holders of a majority of our outstanding shares of Common Stock will be required to approve this amendment to our Amended and Restated Articles of Incorporation. Because the vote of a majority of the outstanding shares is required to approve this amendment, abstentions and broker non-votes will have the same effect as a vote “AGAINST” this proposal.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 2.

PROPOSAL 3

APPROVAL OF 2015 EQUITY INCENTIVE PLAN, AS AMENDED

In March 2015, our Board adopted, and the shareholders subsequently approved, the 2015 Plan. As of February 16, 2016 a total of 607,808 shares of our Common Stock have been authorized for issuance under the 2015 Plan.

In March 2016, our Board unanimously adopted an amendment to the 2015 Plan, subject to shareholder approval, to increase the number of shares authorized for issuance under the 2015 Plan by 2,400,000 to 3,007,808 shares. Per the requirements of the 2015 Plan, the amendment will become effective if approved by the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. Accordingly, Proposal 3 seeks shareholder approval for the issuance of such additional shares under the 2015 Plan. This amendment is intended to allow us to provide incentives to new employees that we anticipate will be required in order for us to continue execution of the Pulmaquin® development plan, and gives our Board greater flexibility to reward current employees with stock incentives and ensures that we can continue to provide such incentives at levels we determine are appropriate. The 2015 Plan currently authorizes for issuance a maximum of only 607,808 shares. As of March 31, 2016, the number of shares available for issuance under future awards under the 2015 Plan was only 39,395 shares. Given the limited number of shares that currently remain available under the 2015 Plan, coupled with the fact that most of our outstanding options are underwater and of little or no retention value, our Board and our Management believe it is important that the share proposal be approved in order to maintain our ability to attract and retain key personnel and continue to provide them with strong incentives to contribute to our future success. We also use equity grants to motivate our key personnel to achieve performance objectives and align their interest with our shareholders, which the Board believes is critical to the success of the Company.

If approved by the shareholders, all of the additional shares will be available for grant as incentive stock options within the meaning of Section 422 of the Internal Revenue Code, or as nonqualified stock options, restricted stock awards, stock appreciation rights, or other kinds of equity based compensation under the 2015 Plan. If the shareholders do not approve the amendment, no shares will be added to the number of shares available for issuance under the 2015 Plan.

Shareholders are requested in this Proposal 3 to approve the 2015 Plan, as amended. The affirmative vote from a majority of shares present either in person or by proxy and voting at the meeting will be required to approve the 2015 Plan, as amended. The inspector of election will not count abstentions and broker non-votes as shares towards the vote total for this proposal, in which case abstentions and broker non-votes will have no effect on the outcome of this proposal.

Equity Compensation Plan Information

The following table summarizes our equity compensation plan information as of March 31, 2016. Information is included for the equity compensation plans approved by our shareholders. There are no equity compensation plans not approved by our shareholders.

Plan Category	Common Stock to be Issued Upon Exercise of Outstanding Options and Rights		Weighted-Average Exercise Price of Outstanding Options and Rights	Common Stock Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)		(b)	(c)
Equity compensation plans approved by Aradigm shareholders	1,171,078	(1)	$10.82	153,688	(2)
Equity compensation plans not approved by Aradigm shareholders	—		—	—

(1)	Issued pursuant to the Company’s 2005 Equity Incentive Plan and the 2015 Plan.
(2)	Shares available for future issuance includes 114,293 shares reserved under Employee Stock Purchase Plan.

New Plan Benefits

If Proposal 3 is approved, the Committee will be able to grant awards to our employees, officers, consultants, advisors and independent contractors. Also, non-employee directors are eligible to receive awards under the 2015 Plan. As of March 31, 2016, there are 23 employees, four consultants and three non-employee directors who are eligible to participate in the 2015 Plan. One of our current non-employee directors does not receive equity as part of his compensation. See “Non-Employee Director Compensation,” for a more detailed description of our non-employee director compensation. Grants of awards under the 2015 Plan are discretionary to the Board and the Committee, to the extent that the Board has delegated its authority to the Committee to do so; consequently, except as provided below, it is not possible to determine at this time the amount or dollar value of awards to be provided under the 2015 Plan if our shareholders approve Proposal 3.

The table below provides the grants of options under the 2015 Plan that have been made to certain officers, under which no Company shares will be issued until we obtain shareholder approval of the increase in shares under the 2015 Plan. In March 2016, our Board of Directors approved, subject to shareholder approval of Proposal 3, special performance exceptional vesting stock option bonus grants to our executive officers. The performance options vest upon achievement of certain milestones related to our inhaled ciprofloxacin program.

2016 Equity Awards(1)
Name and Position	Number of Shares
Igor Gonda	135,000
President and Chief Executive Officer
Nancy Pecota	115,000
Vice President, Finance and Chief Financial Officer and Corporate Secretary
Juergen Froehlich	125,000

Chief Medical Officer
All current executive officers as a group	375,000

(1)	Issued pursuant to the 2015 Plan.

The following summary description of the 2015 Plan, as amended, is qualified in its entirety by reference to the full text of the 2015 Plan that is attached as Exhibit B, including all changes that this proposal would effect if approved by our shareholders at the annual meeting.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 3.

The essential features of the 2015 Plan are outlined below:

2015 Equity Incentive Plan

The 2015 Plan is intended to promote our long-term success and increase shareholder value by attracting, motivating, and retaining non-employee directors, officers, employees, advisors, consultants and independent contractors. To achieve this purpose, the 2015 Plan allows the flexibility to grant or award stock options, stock appreciation rights, restricted stock awards, restricted stock units, performance unit awards, performance share awards, cash-based awards and other stock-based awards to eligible individuals, thereby strengthening their commitment to our success and aligning their interests with those of our shareholders.

Administration

The Board has discretionary authority to administer the 2015 Plan in accordance with its terms and applicable laws. The Board determines the non-employee directors, officers, employees, advisors, consultants and independent contractors who will be granted awards under the 2015 Plan, the size and types of awards, the terms and conditions of awards and the form and content of the award agreements representing awards. The Board is required to grant awards on a uniform or consistent basis. The Board is authorized to establish, administer and waive terms, conditions and performance goals of outstanding awards and to accelerate the vesting or exercisability of awards, in each case, subject to limitations contained in the 2015 Plan. The Board is authorized to interpret the 2015 Plan and award agreements and has authority to correct any defects, supply any omissions and reconcile any inconsistencies in the 2015 Plan and/or any award agreements and to take any other action that the Board deems necessary or appropriate for the administration of the 2015 Plan. Unless otherwise expressly provided in the 2015 Plan, the Board’s decisions, interpretations and actions concerning the 2015 Plan or any award are within the sole discretion of the Board, are permitted to be made at any time and are final, conclusive and binding upon all persons and entities, including any participant and any holder or beneficiary of any award. Within the limitations of the 2015 Plan and applicable law, the Board is authorized to delegate all or any part of its responsibilities and powers under the 2015 Plan to persons selected by it, such as to the Compensation Committee, and such persons are permitted to exercise all of the Board’s powers under the 2015 Plan.

Shares Subject to the 2015 Plan

The maximum number of shares of our Common Stock available for issuance under the 2015 Plan is 3,007,808 shares. The number of shares available for delivery under the 2015 Plan will be subject to adjustment for certain changes in our capital structure, as described below under “Changes in Capital.”

The shares of Common Stock that may be issued under the 2015 Plan will be either authorized and unissued shares (which will not be subject to preemptive rights) or previously issued shares that have been reacquired and are held as treasury stock. Any shares subject to an award (under either the 2005 Equity Incentive Plan or the 2015 Plan) that is (1) forfeited, terminated, cancelled or otherwise expires or (2) settled for cash, will be available for future awards under the 2015 Plan. If we acquire or combine with another company, any awards that may be granted under the 2015 Plan in substitution or exchange for outstanding stock options or other awards of that other company will not reduce the shares available for issuance under the 2015 Plan. All shares of Common Stock, adjusted as stated above, will be available for any “incentive stock options” granted under the 2015 Plan.

Participation

The Board is authorized to grant awards under the 2015 Plan to (a) officers, employees, advisors, consultants and independent contractors of us and our subsidiaries and affiliates, (b) those individuals who have accepted an offer of employment or consultancy from us or our subsidiaries or affiliates, and (c) our non-employee directors. However, only employees of us and our subsidiaries will be eligible to receive “incentive stock options” under the 2015 Plan.

Stock Options

A stock option is the right to purchase a specified number of shares of Common Stock in the future at a specified exercise price and subject to the other terms and conditions that will be specified in the option agreement and the 2015 Plan. Stock options granted under the 2015 Plan will be either “incentive stock options,” which may be eligible for special tax treatment under the Internal Revenue Code, or options other than “incentive stock options”, referred to as “nonqualified stock options,” as determined by the Board. All stock options that are intended to qualify as “incentive stock options” will be granted pursuant to award agreements expressly stating that the options are intended to qualify as incentive stock options, and will be subject to the terms and conditions that comply with the rules provided under section 422 of the Internal Revenue Code. The number of shares covered by each option will be determined by the Board, but no participant may be granted in any fiscal year options for more than 250,000 shares of Common Stock. The exercise price of each option will be set by the Board but cannot be less than 100% of the fair market value of the Common Stock at the time of grant (or, in the case of an “incentive stock option” granted to a 10% or more shareholder of the company or subsidiary, as applicable, 110% of that fair market value). Options granted under the 2015 Plan in substitution or exchange for options or awards of another company involved in a corporate transaction with the company or a subsidiary will have an exercise price that is intended to preserve the economic value of the award that is replaced. The fair market value of our Common Stock generally means the closing price of the Common Stock on NASDAQ on the option grant date. The exercise price of any stock options granted under the 2015 Plan will be paid by check, or, with the Board’s approval, shares of our Common Stock already owned by the option holder, a cashless broker-assisted exercise that complies with law, withholding of shares otherwise deliverable to the option holder upon exercise of the option or any other method approved or accepted by the Board in its discretion. Any fractional shares of Common Stock will be settled in cash.

Options will become exercisable and expire at the times and on the terms established by the Board not later than the tenth anniversary of the grant date. If the exercise of a “nonqualified stock option” on its scheduled expiration date would violate law, the option may be extended until its exercise would not violate law. Further, if a “nonqualified stock option” would expire at a time when trading of shares of our Common Stock is prohibited by our insider trading policy (or “blackout period” imposed by us) the term will automatically be extended to the 30th day following the end of such period. Options generally terminate when the holder’s employment or service with us terminates. However, an option may be exercised for up to one year following the holder’s termination of employment or services in specified circumstances, unless the Board or the option agreement permits exercise of the option following the holder’s termination to any greater or lesser extent.

Stock Appreciation Rights

Stock appreciation rights, or SARs, may be granted by the Board with terms and conditions determined by the Board which are permitted under the 2015 Plan. Generally, SARs are awards that, upon their exercise, give the holder a right to receive from us an amount equal to the product of (1) the number of shares for which the SAR is exercised, multiplied by (2) the excess of the (a) fair market value of a share of our Common Stock on the exercise date, over (b) the grant price per share. The grant price per share of a SAR cannot be less than 100% of the fair market value of a share of our Common Stock on the grant date of such SAR. SARs granted under the 2015 Plan in substitution or exchange for SARs or awards of another company involved in a corporate transaction with the company or a subsidiary will have an exercise price that is intended to preserve the economic value of the award that is replaced. A SAR may be settled in cash, shares or a combination of cash and shares, as determined by the Board. However, a SAR granted with an option will be exercisable and terminate when the related option is exercisable and terminates, and such related option will no longer be exercisable to the extent that the holder exercises the related SAR. Likewise, such a SAR will not be exercisable to the extent that the related option is exercised. SARs will become exercisable and expire at the times and on the terms established by the Board. The number of shares covered by each SAR will be determined by the Board, but no participant may be granted in any fiscal year SARs covering more than 250,000 shares of our Common Stock.

Restricted Stock and Restricted Stock Units

Restricted stock awards are shares of our Common Stock that are awarded to a participant subject to the satisfaction of the terms and conditions established by the Board. Until the applicable restrictions lapse, shares of restricted stock will be subject to forfeiture and may not be sold, assigned, pledged or otherwise disposed of by the participant who holds those shares. Restricted stock units will be denominated in units of shares of our Common Stock, except that no shares are actually issued to the participant on the grant date. When a restricted stock unit award vests, the participant will be entitled to receive shares of our Common Stock, a cash payment based on the value of shares of our Common Stock or a combination of shares and cash. Vesting of restricted stock awards and restricted stock units may be based on continued employment or service and/or satisfaction of performance goals or other conditions established by the Board. Subject to the other terms of the 2015 Plan, a recipient of restricted stock will generally have the rights and privileges of a shareholder during the restriction period, including the right to receive any dividends, which may be subject to the same restrictions as the restricted stock, unless the Board provides otherwise in the award agreement. A recipient of restricted stock units will have none of the rights of a shareholder unless and until shares are actually delivered to the recipient. The number of shares of restricted stock and/or restricted stock units granted to a participant will be determined by the Board, but no participant may be granted in any fiscal year more than 250,000 shares subject to awards of restricted stock or restricted stock units. Upon termination of employment or service, or failure to satisfy other vesting conditions, a participant’s unvested shares of restricted stock and unvested restricted stock units are forfeited unless the participant’s award agreement, or the Board, provides otherwise.

Performance Units, Performance Shares and Cash-based Awards

Performance units, performance shares and cash-based awards granted to a participant under the 2015 Plan will be amounts credited to a bookkeeping account established for the participant. A performance unit is a fixed or variable dollar denominated unit with a value determined by the Board and stated in the award agreement. The value of a performance share is based on the value of our Common Stock. A cash-based award has a value that is established by the Board at the time of its grant. The number of performance units, performance shares and cash-based awards granted to a participant will be determined by the Board; however, no participant may be granted in any fiscal year performance units amounting to more than $500,000, performance shares with respect to more than 250,000 shares or cash-based awards amounting to more than $500,000. Whether a performance unit, performance share or cash-based award actually will result in a payment to a participant will depend upon the extent to which performance goals or other conditions established by the Board are satisfied. After a performance unit, performance share or cash-based award has vested, the participant will be entitled to receive a payout of cash, shares of our Common Stock or a combination thereof, as determined by the Board. A participant’s award agreement will describe the effect of a termination of employment or service on the participant’s performance units, performance shares or cash-based award.

Other Stock-Based Awards

The Board is authorized to grant to participants other stock-based awards under the 2015 Plan, which will be valued in whole or in part by reference to, or otherwise based on, shares of our Common Stock. The form of any other stock-based awards will be determined by the Board, and may include a grant or sale of unrestricted shares of our Common Stock. The number of shares of our Common Stock related to another stock-based award will be determined by the Board; however, no participant may be granted in any fiscal year other stock-based awards with respect to more than 250,000 shares (or cash amounts based on the fair market value of this number of shares on the grant date of the award). Other stock-based awards may be paid in shares of our Common Stock, cash or a combination of shares and cash, according to the award agreement. The terms and conditions, including vesting conditions, of another stock-based award will be established by the Board when the award is made. The Board will determine the effect of a termination of employment or service on a participant’s other stock-based awards.

Dividend Equivalents

The Board is authorized to provide for the payment of dividend equivalents with respect to shares of our Common Stock subject to an award, such as restricted stock units, that have not actually been issued under that award; provided, however, that no dividends or dividend equivalents will be payable in respect to outstanding (a) options or SARS or (b) unearned performance compensation awards or other unearned award subject to performance conditions (other than or in addition to the passage of time). Dividend equivalents may be paid on a current or deferred basis, in cash or additional shares of our Common Stock and subject to such limitations and restrictions as the Board may determine.

Performance-Based Awards

Restricted stock awards, restricted stock units, performance units, performance shares, cash-based awards and other stock-based awards subject to performance conditions may, in the Board’s discretion, be structured to qualify as performance-based compensation that is exempt from the deduction limitations of section 162(m) of the Internal Revenue Code. Awards intended to satisfy this exemption must be conditioned on the achievement of objectively determinable performance goals based on one or more of the performance measures listed below, determined in relation to the company or its subsidiaries or any of their business units, divisions, services or products, or in comparison to a designated group of other companies or index: earnings per share; earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization (EBITDA); net earnings; total shareholder return; return on equity; return on assets, investment or capital employed; operating margin; gross margin; operating income; net income (before or after taxes); net operating income; net operating income after tax; pre- and after-tax income; pre-tax profit; operating cash flow; sales or revenue targets; increases in revenue or product revenue; expenses and cost reduction goals; improvement in or attainment of expense levels; improvement in or attainment of working capital levels; economic value added (or an equivalent metric); market share; cash flow; cash flow per share; share price performance; debt reduction; implementation or completion of projects or processes; customer satisfaction; total shareholder return; shareholders’ equity; and other measures of performance selected by the Board.

The Board will determine whether the performance goals that have been chosen for a particular performance-based award have been met. The Board will have the discretion to adjust downwards but not upwards amounts payable or benefits granted, issued, retained or vested under a performance-based award described above. The Board may not waive the achievement of performance goals applicable to these awards, except in the case of the participant’s death, disability or a change in control of the company. The Board’s evaluation of the achievement of performance goals may include or exclude any of the following events that occur during a performance period: (a) gains or losses on sales or dispositions, (b) asset write-downs, (c) changes in tax law or rate, including the impact on deferred tax liabilities, (d) the cumulative effect of changes in accounting principles, (e) extraordinary items, or with respect to fiscal years beginning after December 15, 2015, events of an “unusual nature” and/or of a type that indicate “infrequency of occurrence,” and appearing in the Company’s financial statements or notes thereto appearing in the Company’s Annual Report on Form 10-K, and/or in management’s discussion and analysis of financial performance appearing in such Annual Report, (f) acquisitions occurring after the start of a performance period or unbudgeted costs incurred related to future acquisitions, (g) operations discontinued, divested or restructured during the performance period, including severance costs, (h) gains or losses on refinancing or extinguishment of debt, (i) foreign exchange gains and losses, and (j) any other similar event or condition specified in the applicable award agreement.

Deferrals of Awards

The Board may, to the extent permitted by law, require or allow participants to defer receipt of all or part of any cash or shares subject to their award agreements on the terms of any deferred compensation plan of the company or other terms set by the Board. Any such deferred compensation plan or other terms set by the Board will be exempt from, or comply with the rules under section 409A of the Internal Revenue Code.

Transferability of Awards

Options, SARs, unvested restricted stock, and other awards under the 2015 Plan may not be sold or otherwise transferred except in the event of a participant’s death to his or her designated beneficiary or by will or the laws of descent and distribution, unless otherwise determined by the Board. The Board may permit awards other than “incentive stock options” and any related SARs to be transferred for no consideration.

Change in Control

A change in control of the company (as defined in the 2015 Plan) will have no effect on outstanding awards under the 2015 Plan that the Board determines will be honored or assumed or replaced with new rights by a new employer (referred to as an alternative award), so long as the alternative award:

•	is based on securities that are, or within 60 days after the change in control will be, traded on an established United States securities market;

•

provides the holder with rights and entitlements (such as vesting and timing or methods of payment) that are at least substantially equivalent to the rights, terms and conditions of the outstanding award;

•	has an economic value that is substantially equivalent to that of the outstanding award;

•

provides that if the holder’s employment with the new employer terminates under any circumstances, other than due to termination for cause or resignation without good reason, within 1 year following the change in control (or prior to a change in control, but following the date on which we agree in principle to enter into that change in control transaction), (1) any conditions on the holder’s rights under, or any restrictions on transfer or exercisability applicable to, the alternative award will be waived or will lapse in full, and the alternative award will become fully vested and exercisable, and (2) the alternative award may be exercised until the later of (a) the last date on which the outstanding award would otherwise have been exercisable, and (b) the earlier of (i) the third anniversary of the change in control and (ii) expiration of the term of the outstanding award; and

•	will not subject the holder to additional taxes or penalties under section 409A of the Internal Revenue Code.

If the Board does not make this determination with respect to any outstanding awards, then:

(1)	the awards will fully vest and become nonforfeitable and exercisable immediately prior to the change in control;

(2)	the Board will provide that in connection with the change in control:

•

each outstanding option and SAR will be cancelled in exchange for an amount equal to the fair market value of our Common Stock on the change in control date, reduced by the option exercise price or grant price of the option or SAR;

•

each outstanding share of restricted stock, restricted stock unit and any other award denominated in shares will be cancelled in exchange for an amount equal to the number of shares covered by the award multiplied by the price per share offered for our Common Stock in the change in control transaction; and

•	any outstanding award not denominated in shares, including any award the payment of which was deferred, will be cancelled in exchange for the full amount of the award.

(3)	the target performance goals applicable to any outstanding awards will be deemed to be fully attained, unless actual performance exceeds the target, in which case actual performance will be used, for the entire performance period then outstanding; and

(4)	the Board may otherwise adjust or settle outstanding awards as it deems appropriate, consistent with the 2015 Plan’s purposes.

Any amounts described under (2) above will be paid in cash, publicly traded securities of the new employer or a combination of cash and securities as soon as reasonably practicable, but in no event later than 10 business days, following the change in control.

Changes in Capital

In the event of a change in our capital structure, such as a stock dividend, stock split or recapitalization, or a corporate transaction, such as a merger, consolidation, reorganization or spin-off, the Board will make substitutions or adjustments that it deems appropriate and equitable to: (a) the aggregate number, class and kind of shares or other securities reserved for issuance and delivery under the 2015 Plan, (b) the number, class and kind of shares or other securities subject to outstanding awards; (c) the option exercise price, grant price or other price of securities subject to outstanding options, stock appreciation rights and, to the extent applicable, other awards; and (d) the plan’s limits on the number of shares that may be subject to awards granted to a single participant. In the case of a corporate transaction, these adjustments may include, for example, (1) cancellation of outstanding awards in exchange for payments of cash and/or property; (2) substitution of other property (for example, stock of another company) for shares of our Common Stock subject to outstanding awards; and (3) in connection with a transaction in which a subsidiary, affiliate or division of us is sold or otherwise ceases to be owned by us, arranging for the assumption of awards, or replacement of awards with new awards based on other property or other securities, by the affected subsidiary, affiliate, or division, or by the entity that controls that subsidiary, affiliate, or division (as well as any corresponding adjustments to awards that remain based upon our securities). The Board will also make appropriate adjustments and modifications in the terms of any outstanding awards to reflect, or related to, any such events, adjustments, substitutions or changes, including modifications of performance goals and changes in the length of performance periods.

Amendment and Termination

The Board has the authority to amend, alter, suspend or terminate the 2015 Plan in whole or in part, in its sole discretion. However, the Board will be required to obtain approval of the shareholders, if required by the exemption from the short-swing profit recovery rules of the Securities Exchange Act of 1934, the tax law requirements for “incentive stock options” or any applicable law, regulation or rule, of any amendment of the 2015 Plan that would: (a) increase the maximum number of shares of our Common Stock that may be sold or awarded under the 2015 Plan, or that may be subject to awards granted to a single participant; (b) decrease the minimum option exercise price or SAR grant price required by the 2015 Plan, except, in the case of (a) or (b), in the event of certain changes in capital of the company (as described above under “Changes in Capital”); (c) change the class of persons eligible to receive awards under the 2015 Plan; (d) change the performance measures applicable to awards intended to qualify as performance-based compensation under section 162(m) of the Internal Revenue Code; (e) extend the duration of the 2015 Plan or the maximum exercise periods of any options or SARs granted under the 2015 Plan; or (f) otherwise require shareholder approval to comply with applicable laws, regulations or rules. The Board may also amend outstanding awards.

However, no amendment, alteration, suspension or termination of the 2015 Plan or amendment of outstanding awards may materially impair the previously accrued rights of a participant under any outstanding award without his or her written consent, except (a) to comply with (1) the exemption from the short-swing profit recovery rules of the Securities Exchange Act of 1934 or (2) the exception for performance-based compensation under section 162(m) of the Internal Revenue Code, or (b) where the Board determines that the amendment or alteration either (1) is required or advisable to comply with laws, regulations, rules or accounting standards or (2) is not reasonably likely to significantly diminish, without adequate compensation, the benefits provided under an award. Additionally, the provisions of the 2015 Plan described above under “Change in Control” may not be amended, terminated or modified on or after the date of a Change in Control to materially impair any participant’s outstanding award without that participant’s prior written consent. The Board will also make adjustments that it deems appropriate to awards under the 2015 Plan in recognition of unusual or nonrecurring events affecting the company or its financial statements or changes in laws, regulations, rules or accounting principles.

The 2015 Plan prohibits the company from reducing the exercise price or grant price of an outstanding stock option or SAR or replacing an outstanding stock option or SAR with a new option or SAR that has a lower exercise price or grant price, or with any other type of new award under the 2015 Plan, except in connection with a share change, a corporate transaction or as otherwise described under “Changes in Capital” above, without first obtaining shareholder approval.

Duration of 2015 Plan

No awards will be made under the 2015 Plan on or after the earlier of (1) the tenth anniversary of the effective date of the 2015 Plan, or (2) the date on which all shares of Common Stock reserved under the 2015 Plan have been issued or are no longer available for use under the 2015 Plan.

Forfeiture

The 2015 Plan authorizes the Board to provide for the forfeiture or recoupment of a participant’s awards in certain situations, such as the termination of the participant’s employment for cause, serious misconduct, breach of noncompetition, confidentiality or other restrictive covenants, or other activity detrimental to our business, reputation or interests.

Federal Income Tax Consequences

The following is a summary of the general federal income tax consequences to our company and to U.S. taxpayers of awards granted under the 2015 Plan. Tax consequences for any particular individual or under state or non-U.S. tax laws may be different.

Incentive Stock Options (ISOs). A participant does not recognize taxable income upon the grant or upon the exercise of an ISO (although the exercise of an ISO may in some cases trigger liability for the alternative minimum tax). Upon the sale of ISO shares, the participant recognizes income in an amount equal to the excess, if any, of the fair market value of those shares on the date of sale over the exercise price of the ISO shares. The income is taxed at the long-term capital gains rate if the participant has not disposed of the stock within two years after the date of the grant of the ISO and has held the shares for at least one year after the date of exercise, and we are not entitled to a federal income tax deduction. ISO holding period requirements are waived when a participant dies. If a participant sells ISO shares before having held them for at least one year after the date of exercise and two years after the date of grant, the participant recognizes ordinary income to the extent of the lesser of: (a) the gain realized upon the sale; or (b) the excess of the fair market value of the shares on the date of exercise over the exercise price. Any additional gain is treated as long-term or short-term capital gain depending upon how long the participant has held the ISO shares prior to disposition. In the year of any such disposition, we will receive a federal income tax deduction in an amount equal to the ordinary income that the participant recognizes, if any, as a result of the disposition.

Nonqualified Stock Options (NQSOs). A participant does not recognize taxable income upon the grant of an NQSO. Upon the exercise of such a stock option, the participant recognizes ordinary income to the extent the fair market value of the shares received upon exercise of the NQSO on the date of exercise exceeds the exercise price. We will receive an income tax deduction in an amount equal to the ordinary income that the participant recognizes upon the exercise of the stock option.

Restricted Stock. A participant who receives an award of restricted stock does not generally recognize taxable income at the time of the award. Instead, the participant recognizes ordinary income in the first taxable year in which his or her interest in the shares becomes either: (a) freely transferable or (b) no longer subject to substantial risk of forfeiture. The amount of taxable income is equal to the fair market value of the shares less the cash, if any, paid for the shares. A participant may make an election under Internal Revenue Code Section 83(b) to recognize income at the time of grant of restricted stock in an amount equal to the fair market value of the restricted stock (less any cash paid for the shares) on the date of the award. We will receive a compensation expense deduction in an amount equal to the ordinary income recognized by the participant in the taxable year in which restrictions lapse (or in the taxable year of the award if, at that time, the participant had filed a timely election to accelerate recognition of income).

Restricted Stock Units. A participant who receives an award of restricted stock will recognize ordinary income equal to the amount of cash and the fair market value of any shares at the time of vesting. We will receive an income tax deduction in an amount equal to the ordinary income that the participant recognizes.

SARs. A participant who exercises a SAR will recognize ordinary income upon the exercise equal to the amount of cash and the fair market value of any shares received as a result of the exercise. We will receive an income tax deduction in an amount equal to the ordinary income that the participant recognizes upon the exercise of the SAR.

Other Awards. In the case of an award of performance unit awards, performance share awards, or other stock-based awards, the participant would generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment. In that taxable year, we would receive a federal income tax deduction in an amount equal to the ordinary income that the participant has recognized.

Section 409A. Section 409A of the Internal Revenue Code provides special tax rules applicable to programs that provide for a deferral of compensation. Failure to comply with those requirements will result in accelerated recognition of income for tax purposes along with an additional tax equal to 20% of the amount included in income, and interest on deemed underpayments in certain circumstances. While certain awards under the 2015 Plan could be subject to Section 409A, the 2015 Plan has been drafted to comply with the requirements of Section 409A, where applicable.

Section 162(m) Limitations. Special rules under Internal Revenue Code Section 162(m) limit the deductibility of compensation paid to our Chief Executive Officer and to each of our three other most highly compensated executive officers (other than the chief financial officer) named in the summary compensation table, provided that the executive officer is employed by us as an executive officer as of the end of that year. Under Section 162(m), the annual compensation paid to each of these executives may not be deductible to the extent that it exceeds $1,000,000. However, we can preserve the deductibility of compensation related to the exercise of stock options or stock appreciation rights or the vesting of performance-based equity awards if certain conditions of Section 162(m) are met, including shareholder approval of the 2015 Plan with set limits on the number of such awards that any person may receive in a given period. Preserving the deductibility of performance-based equity awards also requires shareholder approval of the 2015 Plan with respect to certain key terms of performance related equity awards, as described in further detail above. The 2015 Plan has been designed to permit the Board to grant stock options, stock appreciation rights and performance-based equity awards that satisfy the conditions of Section 162(m).

PROPOSAL 4

APPROVAL, IN ACCORDANCE WITH NASDAQ MARKETPLACE RULE 5635(d), OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK UPON CONVERSION OF THE $23 MILLION AGGREGATE PRINCIPAL AMOUNT OF SENIOR CONVERTIBLE PROMISSORY NOTES AND UPON THE EXERCISE OF WARRANTS TO PURCHASE 263,436 SHARES OF OUR COMMON STOCK IN CONNECTION WITH THE 2016 PRIVATE PLACEMENT

Background

We are seeking approval, in accordance with NASDAQ Marketplace rules, of the issuance of shares of our Common Stock issuable upon the conversion of $23 million aggregate principal amount of senior convertible promissory notes and upon the exercise of warrants to purchase 263,436 shares of our Common Stock, as described in this Proposal 4.

On April 21, 2016, we entered into a securities purchase agreement (the “Purchase Agreement”) in connection with the private placement (the “2016 Private Placement”) of $23 million in aggregate principal amount of 9.0% senior convertible promissory notes due 2021 (the “Notes”) to be issued pursuant to an indenture agreement with our trustee dated April 25, 2016 (the “Indenture”) and warrants (the “Warrants”) to purchase 263,436 shares of our Common Stock (the “Warrant Shares”). We completed the first closing under the Purchase Agreement for the sale and issuance of $20 million in aggregate principal amount of the Notes and the Warrants on April 25, 2016. We expect to complete the second closing of the additional $3 million in aggregate principal amount of the Notes and the Warrants pursuant to the Purchase Agreement shortly after a resale registration statement on Form S-1 relating to the Notes and the Warrants issued in connection with the 2016 Private Placement has been declared effective by the Securities and Exchange Commission. The Notes are senior unsecured obligations of the Company and bear interest at a fixed rate of 9.0% per annum, with a maturity date of May 1, 2021, and are convertible into 4,414,587 shares of Common Stock based upon an initial conversion price of $5.21 per share (the “Conversion Shares”). We anticipate our net proceeds from the 2016 Private Placement to be approximately $20.3 million.

In connection with the 2016 Private Placement, we are seeking approval under the applicable rules and regulations of the NASDAQ Stock Market, with respect to the issuance of the Conversion Shares and the Warrant Shares in excess of 20% of the issued and outstanding shares of our Common Stock on April 20, 2016 pursuant to the terms of the Notes and the Warrants.

Description of the Notes

Conversion. The Notes are convertible into shares of our Common Stock at the option of the holders of the Notes up to the close of business on the second business day immediately prior to May 1, 2021 at an initial conversion rate of 191.9386 shares of Common Stock for each $1,000 principal amount of the Notes, which represents an initial conversion price of approximately $5.21 per share of Common Stock, except that the number of shares issued in any conversion of the Notes will be capped at the aggregate number of shares of Common Stock equal to 19.99% of the total number of shares of our Common Stock outstanding on April 20, 2016 (the “Conversion Share Cap”) and we will be required to pay cash in lieu of shares in excess of the Conversion Share Cap. The conversion price is subject to customary adjustments, including stock splits, stock dividends, recapitalizations, reclassifications, and certain dilutive issuances.

Fundamental Transactions. If we undergo a fundamental change, as defined in the Indenture, subject to certain conditions, holders of the Notes may require us to repurchase for cash all or any portion of their Notes in principal amounts of $1,000 or an integral multiple thereof. The fundamental change repurchase price will be equal to 100% of the principal amount of the Notes to be repurchased, plus accrued and unpaid interest to, but excluding the fundamental change repurchase date. If we undergo a make-whole fundamental change, as defined in the Notes, prior to the maturity date of the Notes and a holder elects to convert its Notes in connection with the make-whole fundamental change, then the conversion rate of the Notes may be increased by the number of additional shares set forth in the make-whole table included in the Indenture upon any conversion of the Notes during a specified period following the effective date of the make-whole fundamental change (a “Make-Whole Adjustment”).

Interest. Holders of the Notes are entitled to receive interest at the rate of 9.0% per annum payable semi-annually in arrears in equal installments on May 1 and November 1 of each year, commencing with the interest payment on November 1, 2016.

Events of Default. The Indenture provides that events of default may result in the acceleration of the maturity of the Notes. Such events include: (i) default in any payment of interest on any Note when due and payable and the default continues for a period of thirty days; (ii) default in the payment of principal of any Note when due and payable at its stated maturity, upon redemption, any required repurchase, upon declaration of acceleration, upon any fundamental change repurchase date or otherwise; (iii) our failure to comply with our obligation to convert the Notes in accordance with the Indenture upon proper exercise of a holder’s conversion right, and such failure continues for a period of three business days; (iv) our failure to give a fundamental change notice in accordance with the Indenture, notice of a make-whole fundamental change in accordance with the Indenture or notice of a merger event in accordance with the Indenture, in each case when due; (v) our failure to comply with its obligations relating to our consolidation or merger or the sale of its assets; (vi) our failure for sixty days after written notice from the trustee or the holders of at least 25% in principal amount of the Notes then outstanding is received to comply with any of our other agreements contained in the Purchase Agreement, the escrow agreement with the trustee or the Indenture; (vii) our default or any of our significant subsidiaries’ default with respect to any mortgage, agreement or other instrument under which there may be outstanding, or by which there may be secured or evidenced, any indebtedness for money borrowed in excess of $500,000 (or its foreign currency equivalent) in the aggregate of us and/or any such significant subsidiary, whether such indebtedness existed at the time of issuance or where thereafter created resulting in such indebtedness becoming or being declared due and payable or constituting a failure to pay the principal or interest of any such indebtedness when due and payable at its stated maturity, upon required repurchase, upon declaration of acceleration or otherwise if such default is not cured or waived, or such acceleration is not rescinded within thirty days; (viii) a final judgment for the payment of $500,000 (or its foreign currency equivalent) or more (excluding any amounts covered by insurance) in the aggregate rendered against us or any of our significant subsidiaries, which judgment is not paid, discharged or stayed within sixty days after the date on which the right to appeal thereof has expired if no such appeal has commenced or the date on which all rights to appeal have been extinguished; (ix) certain events of our bankruptcy, insolvency, or reorganization or of any of our significant subsidiaries; and (x) the escrow agreement with our trustee ceases to be in full force and effect and enforceable prior to its expiration in accordance with its terms.

Description of the Warrants

Exercisability. The Warrants expire five years from the date of issuance and each Warrant is exercisable commencing on the later of 180 days after the issuance date and the date of the public release of top line data related to the conclusion of ORBIT-3 and ORBIT-4 Phase 3 pivotal clinical trials for our investigational product Pulmaquin inhaled ciprofloxacin. The Warrants will be exercisable solely by payment of their exercise price in cash.

Exercise Price. The Warrants represent the right to purchase 263,436 shares of Common Stock at an exercise price of $5.21 per share. The exercise price is subject to adjustment in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events that affect the shares and also upon any distribution of assets, including cash, stock or other property to our shareholders.

Fundamental Transactions. In the event we undergo a fundamental transaction, as defined in the Warrants, then, upon any subsequent exercise of the Warrants, the holders of the Warrants will have the right to receive any shares of the acquiring corporation or other consideration they would have been entitled to receive if they had been a holder of the number of shares of Common Stock then issuable upon exercise in full of the Warrants.

Transferability. Subject to the restrictions set forth in the restrictive legend of the Warrants, a holder may transfer their Warrants.

Exchange Listing. There is no established public trading market for the Warrants, and we do not expect a market to develop. In addition, we do not intend to apply for listing of the Warrants on any securities exchange or recognized trading system.

Rights as Shareholder. Except as set forth in the Warrants, the holders of such Warrants, solely in such holders’ capacity as a holder of the Warrants, will not be entitled to vote, to receive dividends, or to any of the other rights of our shareholders.

Amendments and Waivers. The provisions of the Warrants may be amended only if we have obtained the written consent of the holders of such Warrants.

Why We Need Shareholder Approval

Our Common Stock is listed on NASDAQ, and we are subject to the NASDAQ rules and regulations. NASDAQ Marketplace Rule 5635(d) requires shareholder approval prior to the issuance of securities in connection with a transaction (other than a public offering) involving the sale, issuance or potential issuance by us of Common Stock (or securities convertible into or exercisable for Common Stock) equal to 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance for less than the greater of the book or market value of the stock (the “NASDAQ 20% Rule”).

Shares of Common Stock issuable upon the conversion of the Notes are counted for purposes of determining whether a shareholder vote is required under the NASDAQ 20% Rule. The Notes are convertible into 4,414,587 shares of Common Stock, which is greater than 20% of our Common Stock outstanding before the conversion. In the event that a make-whole fundamental change were to occur prior to the maturity date of the Notes and holders elect to convert their Notes in connection with the make-whole fundamental change, a Make-Whole Adjustment may result in an aggregate number of shares of Common Stock issuable upon the conversion of the Notes that is greater than 20% of our outstanding Common Stock, with an effective price per share that is less than the greater of the book or market value of our outstanding Common Stock. Accordingly, shareholder approval is required under the NASDAQ 20% Rule for the issuance of the Conversion Shares in excess of 20% of our outstanding Common Stock.

Effect of the Issuance on Current Shareholder. If our shareholders approve the issuance of the Conversion Shares and the Warrant Shares in the 2016 Private Placement, we will be able to issue the Conversion Shares in excess of 20% of our outstanding Common Stock as of April 20, 2016 pursuant to the terms of the Indenture and the NASDAQ 20% Rule. If our shareholders do not approve this issuance, we will be unable to issue the Conversion Shares in excess of 20% of the outstanding shares of our Common Stock as of April 20, 2016, and we will be required to pay cash in lieu of the shares in excess of 20% of our outstanding shares in an amount equal to the product of the excess number of shares and the daily volume-weighted average price of our Common Stock.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” PROPOSAL 4.

PROPOSAL 5

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has selected OUM & Co. LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016, and the Board has further directed that management submit the selection of an independent registered public accounting firm for ratification by our shareholders at the annual meeting. Representatives of OUM & Co. LLP are expected to be present by telephone at the annual meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our bylaws nor other governing documents or law require shareholder ratification of the selection of OUM & Co. LLP as our independent registered public accounting firm. However, we are submitting the selection of OUM & Co. LLP to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of Aradigm and its shareholders.

Principal Accounting Fees and Services

The following table represents aggregate fees billed to us for fiscal years ended December 31, 2015 and 2014, by OUM & Co. LLP. All services described below were pre-approved by the Audit Committee.

	Fiscal Year Ended December 31,
	2015	2014
	(In thousands)
Audit Fees(1)	$189	$165
Audit-related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$189	$165

(1)	Audit fees represent fees for professional services related to the performance of the audit of our annual financial statements, review of our quarterly financial statements and consents on SEC filings.

Pre-Approval Policies and Procedures

The Audit Committee pre-approves audit services, audit-related services and non-audit services provided by our independent registered public accounting firm, OUM & Co. LLP, and will not approve services that the Audit Committee determines are outside the bounds of applicable laws and regulations. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent registered public accounting firm or on an individual explicit case-by-case basis before the independent registered public accounting firm is engaged to provide each service. The pre-approval of services may be delegated to the Chairman of the Audit Committee, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

The Audit Committee has determined that the rendering of the services, other than audit services, by OUM & Co. LLP is compatible with maintaining the principal accountant’s independence.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” PROPOSAL 5.

****

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of our common stock as of April 15, 2016 by: (i) each director and nominee for director; (ii) each of our named executive officers; (iii) all of our executive officers and directors as a group; and (iv) all those known by us to be beneficial owners of more than five percent of our Common Stock.

	Beneficial Ownership(1)
	Number of Shares	Percentage of Total (%)
Grifols, S.A.(2) Avinguda de la Generalitat, 152-158 Parc de Negocis Can Sant Joan Sant Cugat del Valles 08174, Barcelona Spain	5,244,363	35.5%
First Eagle Investment Management, LLC(3) 1345 Avenue of the Americas New York, NY 10105	3,858,172	26.1%
Entities / persons affiliated with Boxer Capital LLC(4) 445 Marine View Avenue Suite 100 Del Mar, CA 92014	1,235,137	8.4%
Great Point Partners(5)	1,002,962	6.8%
Igor Gonda(6)	225,249	1.5%
Nancy Pecota(7)	96,925	*
Juergen K. Froehlich(8)	130,919	*
Virgil D. Thompson(9)	70,089	*
John M. Siebert(10)	56,856	*
David Bell(11)	—	*
Frederick M. Hudson(12)	30,565	*
All officers, directors and nominees as a group (7 persons)(13)	610,603	4.1%

*	Less than one percent.
(1)	This table is based upon information supplied by officers, directors and principal shareholders and information contained in Forms 3 and 4 and Schedules 13D and 13G filed with the SEC, adjusted as necessary to give effect to the 1-for-40 reverse stock split effected on May 23, 2014. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the shareholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 14,777,542 shares of Common Stock outstanding on April 15, 2016. Unless otherwise indicated, the address of each person on this table is c/o Aradigm Corporation, 3929 Point Eden Way, Hayward, California, 94545.
(2)	Based upon information contained in a Schedule 13D filed with the SEC on September 4, 2013, after giving effect to the 1-for-40 reverse stock split effected on May 23, 2014.
(3)	Based upon information contained in a Schedule 13D/A filed with the SEC on August 30, 2013, after giving effect to the 1-for-40 reverse stock split effected on May 23, 2014. First Eagle Investment Management, LLC (“FEIM”) (formerly Arnhold and S. Bleichroeder Advisors, LLC), an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is deemed to beneficially own 3,858,172 shares of common stock, as a result of acting as investment advisor to various clients. Clients of FEIM have the right to receive and the ultimate power to direct the receipt of dividends from, or the proceeds of the sale of, such securities. First Eagle Value in Biotechnology Master Fund, Ltd., a Cayman Islands company for which FEIM acts as investment adviser, may be deemed to beneficially own 1,939,589 of these 3,858,172 shares. In addition, 21 April Fund Ltd., a Cayman Islands company for which FEIM acts as an investment adviser, may be deemed to beneficially own 1,117,194 of these 3,858,172 shares.
(4)	Based upon information contained in a Schedule 13G/A filed with the SEC on February 16, 2016. Boxer Capital LLC (“Boxer Capital”), Boxer Asset Management Inc. (“Boxer Management”) and Joseph Lewis

beneficially own 1,101,513 of these 1,235,137 shares. Boxer Management is the managing member and majority owner of Boxer Capital. Joseph Lewis is the sole indirect owner and controls Boxer Management. Boxer Capital, Boxer Management and Joseph Lewis have shared voting and dispositive power with regard to the 1,101,153 shares of common stock they beneficially own. MVA Investors, LLC (“MVA”) is an independent, personal investment vehicle of certain employees of Boxer Capital and Tavistock Life Sciences Company, which is a Delaware corporation and an affiliate of Boxer Capital. As such, MVA is not controlled by Boxer Capital, Boxer Management or Joseph Lewis. Aaron Davis and Ivan Lieberburg are employed by Tavistock Life Sciences Company. MVA beneficially owns 67,018 of these 1,235,137 shares, and has sole voting and dispositive power over the shares of Common Stock owned by it. Ivan Lieberburg beneficially owns 66,606 of these 1,235,137 shares, and has sole voting and dispositive power over the shares of Common Stock he owns. Neither Boxer Capital, Boxer Management nor Joseph Lewis have any voting or dispositive power with regard to the shares of Common Stock held by MVA or Ivan Lieberburg.
(5)	Based upon information contained in a Schedule 13G/A filed with the SEC on February 16, 2016. Great Point Partners, LLC (“Great Point”) is the investment manager of (i) Biomedical Value Fund, L.P. (“BVF”), which is the record owner of 411,451 shares of Common Stock (the “BVF Shares”), (ii) Biomedical Offshore Value Fund, Ltd. (“BOVF”), which is the record owner of 257,243 shares of Common Stock (the “BOVF Shares”), (iii) Biomedical Institutional Value Fund, L.P. (“BIVF”), which is the record owner 101,002 shares of common stock (the “BIVF Shares”), (iv) Class D Series of GEF-PS, LP (“GEF-PS”), which is the record owner of 213,207 shares of Common Stock (the “GEF-PS Shares”), and (v) WS Investments II, LLC (“WS”), which is the record owner of 20,059 shares of Common Stock (the “WS Shares”). By virtue of its status as investment manager for BVF, BOVF, BIVF, GEF-PS and WS, Great Point may be deemed to be the beneficial owner of the BVF Shares, the BOVF Shares, the BIVF Shares, the GEF-PS Shares and the WS Shares (collectively, the “Managed Shares”). Each of Dr. Jeffrey R. Jay, M.D., as senior managing member of Great Point, and Mr. David Kroin, as special managing member of Great Point, has voting and investment power with respect to the Managed Shares, and therefore may be deemed to be the beneficial owners of the Managed Shares. Great Point, Dr. Jay and Mr. Kroin disclaim beneficial ownership of the Managed Shares, except to the extent of their respective pecuniary interests.
(6)	Includes 105,668 stock options which are exercisable within 60 days of April 15, 2016.
(7)	Includes 46,998 stock options which are exercisable within 60 days of April 15, 2016.
(8)	Includes 41,269 stock options which are exercisable within 60 days of April 15, 2016.
(9)	Includes 44,840 stock options which are exercisable within 60 days of April 15, 2016. The number also includes 5,208 shares pursuant to restricted stock units that have not vested.
(10)	Includes 56,856 stock options which are exercisable within 60 days of April 15, 2016. The number also includes 5,098 shares pursuant to restricted stock units that have not vested.
(11)	Mr. Bell serves as Corporate Vice President of Grifols S.A. and General Counsel of Grifols Inc. Mr. Bell disclaims any beneficial ownership in shares of our Common Stock owned by Grifols, S.A.
(12)	Includes 30,565 stock options which are exercisable within 60 days of April 15, 2016.
(13)	See footnotes (6) through (12) above.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2015, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with.

COMPENSATION

Overview

The policies of the Compensation Committee, or the Committee, with respect to the compensation of our Named Executive Officers, including Dr. Gonda, the Chief Executive Officer, Ms. Pecota, the Chief Financial Officer, and Dr. Froehlich, the Chief Medical Officer, are designed to provide compensation sufficient to attract, motivate and retain executives of outstanding ability in our area of focus. It is the Committee’s intent to establish an appropriate relationship between executive compensation and the creation of shareholder value. To meet these goals, the Committee recommends an executive compensation package to our Board that is based on a mix of salary, cash incentive awards, annual equity awards and performance equity incentive awards that focus on Aradigm’s longer term objective that will significantly impact shareholder value in a positive way. Completing the development and obtaining regulatory approval in a timely and cost effective manner for our investigational drug Pulmaquin is the Company’s most important performance objective and is the focus of our executive team.

Overall, the Board and the Committee seek to provide total compensation packages that provide incentives and are competitive in terms of total potential value to our executives. The Committee’s objective is to tailor our programs to the unique characteristics of our Company in order to create an executive compensation program that will adequately reward our executives for their roles in creating value for our shareholders. The Board and the Committee intend to provide executive compensation packages that are competitive with other similarly situated companies in our industry.

The Board and the Committee believe that performance-based compensation, both cash and equity, is the most important component of the total executive compensation package for maximizing shareholder value while, at the same time, attracting, motivating and retaining high-quality executives.

Following the Pulmaquin asset being licensed to Grifols in late 2013, the Committee now believes that the execution of the Pulmaquin development program and the approval of Pulmaquin in a timely and cost effective manner should be the focus. Given the Company’s current financial situation, market capitalization and the Company’s proposed development and business plan, the Committee and the Board believe that performance-based equity compensation and cash compensation payable upon the achievement of Pulmaquin development and approval goals are important tools to motivate the Company’s executive officers in 2015 and beyond.

Outcome of Previous “Say on Pay” Voting Results

At our 2014 Annual Meeting of Shareholders, over 99% of votes cast for the say on pay proposal approved our compensation program as described in our 2014 proxy statement. The Committee and Board believe that shareholders support our compensation policies. Therefore, we continued to apply the same general compensation principles in 2015.

At our 2014 Annual Meeting of Shareholders, we also held a “say when on pay” vote to determine the frequency with which we will hold the say on pay vote. Of the votes cast, 19% supported a frequency of one year and 81% supported a frequency of three years. Because the clear preference of our shareholders is to have a say on pay vote every three years, our next say on pay vote will be held at our 2017 Annual Meeting of Shareholders.

Compensation Consultants

Through 2014 and part of 2015, the Committee retained the services of Setren, Smallberg & Associates, a compensation consultant (“Setren”), in order to establish a multi-year compensation plan consistent with the objectives of getting Pulmaquin approved and into the global marketplace with Grifols. In determining compensation levels for 2014 and 2015, the Committee considered data that Setren presented to the Committee and small life science companies compensation survey that Radford Consulting compiled (the “Radford Survey”).

In 2015, the Committee also retained the services of Compensia, Inc., an independent compensation consultant, to advise the Committee on the development of a peer group of similarly situated, public life sciences companies to use for comparison of compensation levels for directors and officers.

Compensation Components

Base Salary. Our practice is that management presents to the Committee its initial recommendations for executive salary levels and the Committee and Board determine whether to adjust these base salary recommendations to realign such salaries after taking into account individual responsibilities, performance, and experience, and reviewing data that the compensation consultants provide to the Committee, as well as peer group surveys such as the Radford Survey and the Society for Human Resources Management survey.

The Committee continued to agree with the consultant’s recommendation that cash compensation for Aradigm executives should be adjusted over the following two years, assuming that the executives achieved the target performance objectives, to be at the 50th percentile level as compared to other similarly situated companies based on data that the consultants provided and other relevant information. In January 2015, the Board approved an increase to the executives’ base salary for 2015 as follows: Dr. Gonda to $410,000, Ms. Pecota to $336,000 and Dr. Froehlich to $395,000.

Executive Bonus Plan. The executive bonus plan allows the Board and Committee to set performance objectives over a pre-established performance period in order to incentivize the executives to focus on the achievement of goals, whether long-term or annual, that could be significant value creation events for our shareholders. Performance objectives focused on partnering our programs, raising non-dilutive capital, advancing the inhaled ciprofloxacin program, managing expenses and achieving other significant strategic objectives. Awards are paid upon achievement of the objective or objectives in the form of cash and/or equity awards. The executives have been provided the opportunity to receive an equity award in the form of a stock option which Black-Scholes value is 125% of the value of the cash award. The elected stock option would vest quarterly over three years. Any equity grants awarded in connection with the Executive Bonus Plan are issued under equity plan in effect at the time of Committee approval.

For 2015, the Committee determined to leave the target cash bonus awards (as a percentage of annual salary) unchanged from 2014, which set target cash bonus awards (as a percentage of annual salary) of 50% for Dr. Gonda and 40% for each of Ms. Pecota and Dr. Froehlich. For 2015, the Committee determined the specific corporate performance goals to be achieved for the executives’ bonus awards to be earned, with an emphasis on incentivizing management to meet certain goals that could insure rapid completion of the Pulmaquin clinical trials. Based on an analysis of the achievement of the performance goals during 2015, the Committee determined that Dr. Gonda would not receive a cash bonus award, and that Ms. Pecota and Dr. Froehlich achieved 65% each of their target bonus awards, which resulted in a cash payment of $87,360 and $102,700, respectively, under the plan.

Executive Equity Awards. Through early 2015, we generally granted equity awards under our 2005 Equity Incentive Plan (the “2005 Plan”), and after May 14, 2015 we began granting equity awards under our 2015 Equity Incentive Plan (“2015 Plan”), which was adopted by our Board and approved by our shareholders. All options granted under the 2005 Plan and the 2015 Plan have an exercise price equal to or greater than the fair market value of our common stock on the date of grant.

The Board and the Committee believe that providing a significant portion of our executives’ total compensation package in stock options and restricted stock awards aligns the incentives of our executives with the interests of our shareholders and with the long-term success of the Company. The Board and the Committee have developed their expectations with respect to future grants of equity award based on several judgments:

1.	Prior to 2014, executives had not received equity grants commensurate with their peers because of limited availability of shares.

2.	Our compensation consultants have provided current data that indicated our executives were low in equity compensation compared to comparable companies based on the Radford Survey and other peer group surveys.

3.	The Committee believed a long term plan should be instituted to provide our executives the appropriate equity compensation in the form of annual stock option grants, as well as short term and long term performance equity awards, to align their interests with the interests of shareholders.

In 2015, the Committee continued the previous plan of making annual stock option grants to bring the level of equity ownership of the executive officers to a level of approximately the 75th percentile of the Radford Survey for annual equity grants, and made its recommendation to the Board. It is the Committee’s expectation that this equity grant level will continue until the executives reach a level equivalent to the 75th percentile for total equity compensation based on market information, such as peer group information, information from the compensation consultants and the Radford Survey. The Committee expects that it will take several years before this objective is achieved.

In light of these goals, the Committee recommended and Board approved in January 2015 the grant of 42,857 options to Dr. Gonda, 17,857 options to Ms. Pecota and 11,429 options to Dr. Froehlich, and in March 13, 2015 the grant of 27,666 options to Dr. Gonda, 20,750 options to Ms. Pecota and 25,246 options to Dr. Froehlich. The January 2015 options vest in equal quarterly installments over three years from the date of grant, and the March 2015 options vest one-third on the anniversary of the date of grant and then in equal quarterly installments over the following two years. Each option has a term of ten years.

The dramatic decrease in the Company’s stock price from November 2015 to present has affected the value of stock options granted prior to that period in a negative way. The Committee has re-evaluated equity bonus awards for management and intends to provide a significant increase in the performance component of the equity award program in 2016.

Special Re-Grants of Performance-Based Vested Equity Grants.

In May 2015, our shareholders approved the 2015 Plan. On September 1, 2015, the Board approved (1) the cancellation of all outstanding performance stock options to the Company’s named executive officers that were granted in February 2014 (the “Cancelled Options”) under the 2005 Plan, and (2) the grant of performance stock options (the “New Options”) under the 2015 Plan. The New Options are subject to substantially the same terms and conditions as the Cancelled Options, including exercise price, performance-based vesting conditions and expiration date. The Cancelled Options were exercisable for an aggregate of 154,997 shares, which takes into account the 1-for-40 reverse stock split effected in May 2014 (the “Stock Split”), of the Company’s common stock at an exercise price of $9.60 per share, and would have vested, if at all, only upon the satisfaction of specified performance milestones, which have not occurred. The exercise price of the New Options is also $9.60 per share, which was greater than the Company’s shares’ closing trading price on NASDAQ on the Grant Date of the New Options.

The Board also (a) cancelled a grant of options exercisable for 12,500 shares, which takes into account the Stock Split, that was awarded in February 2014 to the Dr. Gonda, outside of a shareholder-approved plan prior to the Company’s re-listing on NASDAQ (the “Stand-Alone Grant”), and (b) granted Dr. Gonda options exercisable for 12,500 shares (the “New Gonda Options”) under the 2015 Plan. The New Gonda Options are subject to substantially the same terms and conditions as the Stand-Alone Grant, including exercise price, performance-based vesting conditions and expiration date.

As a result of these actions, all outstanding performance-based stock options granted to our executive officers are governed by the terms and conditions of the shareholder-approved 2015 Plan.

Severance Benefits. The Board, upon recommendation of the Committee, previously adopted an Amended and Restated Executive Officer Severance Plan, dated as of December 31, 2008, and approved change of control agreements with each of our executive officers, the terms of which are more fully described below in the section entitled “Potential Payments Upon Termination or Change in Control.” The Board and the Committee believe these severance and change in control benefits are an essential element of our executive compensation package and assist us in recruiting and retaining talented individuals. Our business is inherently risky and the Board and the Committee believe the severance benefits encourage our executives to take necessary but reasonable business risks to increase shareholder value. The Board and the Committee believe the change of control benefits align our executives’ interests more greatly in favor of corporate liquidity events that can be potentially valuable to our shareholders. They have established these severance and change of control benefits at levels that they feel are comparable to benefits offered to executives in similar positions and with similar responsibilities at comparable companies.

In addition, upon recommendation of the Committee, the Board approved in November 2015 an amendment to outstanding long-term performance-based equity grants that would allow some of the vesting of the performance-based equity grants should the performance milestones be met within a year following a termination of the executive officer without cause. The post-termination vesting is intended to reward an affected executive officer for the efforts that the officer has put toward achieving the performance goals up to the time of termination, accordingly, the amount of vesting is ratably reduced each month over the twelve month post-termination period.

Other Compensation. Each of our executives is eligible to participate in our employee benefit plans, including medical, dental, life insurance, employee stock purchase and 401(k) plans. These plans are available to all employees and do not discriminate in favor of executive officers. It is generally our policy to not extend significant perquisites to our executives that are not available to our employees generally.

We do not offer any qualified or non-qualified defined benefit plans or any nonqualified deferred compensation plans.

Summary Compensation Table

The following table sets forth information regarding compensation earned in 2015 and 2014 by the individual serving as our principal executive officer during 2015 and our two most highly compensated executive officers who were serving as an executive officer during 2015 (these individuals are collectively referred to as our “named executive officers”):

	Year	Salary ($)	Bonus ($)	Stock Awards(1)(2) ($)	Option Awards(1)(3)(4) ($)	Non-Equity Incentive Plan Compensation(5) ($)	All Other Compensation(6) ($)	Total ($)
Igor Gonda, PhD	2015	410,000	—	—	374,109	—	18,000	802,109
President and Chief Executive Officer	2014	400,000	—	72,000	461,150	291,667	15,150	1,239,967

Nancy Pecota	2015	336,000	—	—	169,674	87,360	12,300	605,334
Vice President, Finance and Chief Financial Officer and Corporate Secretary	2014	305,000	—	36,000	220,550	163,333	10,250	735,133

Juergen Froehlich, MD	2015	395,000	—	—	227,597	102,700	13,534	738,831
Chief Medical Officer	2014	365,000	—	—	252,760	125,000	11,918	754,678

(1)

Represents the grant date fair value of stock awards and options granted in the applicable year computed in accordance with FASB ASC Topic 718. The method and assumptions used to calculate the value of stock and option awards is discussed in Note 9 of the notes to our financial statements included in our 2015 Annual Report on Form 10-K.
(2)	Represents stock awards granted in February 2014 related to achievement of goals related to the licensing of inhaled ciprofloxacin that were vested upon grant.
(3)	For 2015, represents (a) time vesting options granted in January 2015 and March 2015. For 2014, represents (a) time vesting options granted in February 2014 and October 2014, and (b) the special performance exceptional vesting stock option bonus grant that was granted in February 2014. The performance options vest upon achievement of certain milestones related to our inhaled ciprofloxacin program. In accordance with FASB ASC Topic 718, awards with performance conditions are computed based on the probable outcome of the performance condition as of the grant date for the award.
(4)	The February 2014 options which were cancelled and re-granted in September 2015 as discussed above are shown in 2014.
(5)	For 2015, represents cash amounts earned under the executive bonus plan for achievement of specific corporate performance goals relating to Pulmaquin clinical trials.
(6)	All Other Compensation in the summary compensation table above includes the following components:

	Year	Life Insurance Premiums ($)	401(k) Matching Contributions ($)	Employee Stock Equity Incentive ($)	All Other ($)	Total ($)
Igor Gonda, PhD	2015	2,048	9,000	6,952	—	18,000
	2014	2,048	8,750	4,352	—	15,150

Nancy Pecota	2015	2,850	9,000	—	450	12,300
	2014	2,850	7,000	—	400	10,250

Juergen Froehlich, MD	2015	1,650	9,000	2,884	—	13,534
	2014	1,650	7,300	2,968	—	11,918

Outstanding Equity Awards at December 31, 2015

The following table provides information regarding each unexercised stock option and each stock award held by each of our named executive officers as of December 31, 2015:

	Option Awards
	Number of Securities Underlying Unexercised Options		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options(2)(#)	Option Exercise Price ($)	Option Expiration Date
	Exercisable(1) (#)	Unexercisable (#)
Igor Gonda, PhD	—	27,666		7.19	03/13/2026
	10,714	32,143		7.70	01/26/2026
	25,154	32,345		9.60	02/13/2024
			62,500	9.60	02/13/2024
			12,500	9.60	02/13/2024
	12,500			7.20	09/17/2020
	8,750			10.00	01/21/2019
	12,500			64.00	12/04/2017
	12,499			74.80	08/10/2016
	100			60.80	05/18/2016

Nancy Pecota	—	20,750		7.19	03/13/2026
	2,856	8,563		7.70	01/26/2026
	12,031	15,469		9.60	02/13/2024
			37,499	9.60	02/13/2024
			8,749	9.60	02/13/2024
	7,500			7.20	09/17/2020
	5,000			10.00	01/21/2019
	5,625			15.60	09/30/2018

Juergen Froehlich, MD	—	25,246		7.19	3/13/2026
	4,464	13,393		7.70	1/26/2026
	11,229	27,271		7.89	10/16/2024
			37,499	9.60	02/13/2024
			8,750	9.60	02/13/2024

(1)	The options granted to Dr. Gonda, Ms. Pecota and Dr. Froehlich on January 26, 2015 vest in equal quarterly installments over three years from the date of grant. The options granted Dr. Gonda, Ms. Pecota and Dr. Froehlich on March 13, 2015 vest over three years with 33-1/3% of the shares vesting on the one-year anniversary of the date of grant and the remaining shares vesting quarterly over the two years thereafter.
(2)	Represents the special performance exceptional vesting stock option bonus grant for the named executive officers that was granted on February 13, 2014 under the 2005 Plan, then cancelled and re-granted under the 2015 Plan. See “Compensation—Special Re-Grants of Performance-Based Vested Equity Grants” for a more detailed description of the special re-grants. The performance options vest upon achievement of certain milestones related to our inhaled ciprofloxacin program.

Potential Payments Upon Termination or Change in Control

The following table sets forth potential payments payable to our current executive officers upon termination of employment or a change in control. The Committee may in its discretion revise, amend or add to the benefits if it deems advisable. The table below reflects amounts payable to our current executive officers assuming their employment was terminated on December 31, 2015:

Name	Benefit	Termination Without Cause Prior to a Change in Control ($)	Change in Control ($)	Termination Without Cause or Constructive Termination Following a Change in Control ($)
Igor Gonda, Ph.D.	Salary	410,000	—	820,000
	Bonus	205,000	—	410,000
	Option acceleration(1)	—	—	—
	Stock award acceleration(1)	—	—	—
	Benefits continuation	26,068	—	52,136
	Career transition assistance	—	—	20,000

	Total value:	641,068	—	1,302,136

Nancy Pecota	Salary	336,000	—	336,000
	Bonus	134,400	—	134,400
	Option acceleration(1)	—	—	—
	Stock award acceleration(1)	—	—	—
	Benefits continuation	8,755	—	8,755
	Career transition assistance	—	—	10,000

	Total value:	479,155	—	489,155

Juergen Froehlich	Salary	395,000	—	395,000
	Bonus	158,000	—	158,000
	Option acceleration(1)	—	—	—
	Stock award acceleration(1)	—	—	—
	Benefits continuation	43,465	—	43,465
	Career transition assistance	—	—	10,000

	Total value:	596,465	—	606,465

(1)	The value of the stock and option award acceleration was calculated using a value of $3.97 per share of common stock, which was the last reported closing sale price of our common stock on December 31, 2015.

Termination without cause prior to a change in control. If any of our executives is terminated by us without cause prior to a change in control, upon executing a general release and waiver, such executive is entitled to receive (less applicable withholding taxes) in a lump sum payment or in installments, at our discretion:

•	an amount equal to such executive’s annual base salary;

•	an amount equal to 50% of annual base salary for Dr. Gonda and 40% of annual base salary for Ms. Pecota and Dr. Froehlich, representing target bonus; and

•	continuation of such executive’s health insurance benefits for 12 months.

Termination without cause or constructive termination following a change in control. If any of our executives is terminated by us without cause or constructively terminated (which includes a material reduction in title or duties, a material reduction in salary or benefits or a relocation of 50 miles or more) during the 18-month period following a change in control, upon executing a general release and waiver, such executive is entitled to receive (less applicable withholding taxes):

•	a lump sum payment equal to twice such executive’s annual base salary, in the case of Dr. Gonda, and such executive’s annual base salary, in the case of Ms. Pecota and Dr. Froehlich;

•

a lump sum payment equal to such executive’s annual base salary multiplied by (i) 100%, in the case of Dr. Gonda, and (ii) 40%, in the case of Ms. Pecota and Dr. Froehlich, representing twice such executive’s target bonus, in the case of Dr. Gonda, and such executive’s target bonus, in the case of Ms. Pecota and Dr. Froehlich;

•	continuation of such executive’s health insurance benefits for 24 months, in the case of Dr. Gonda, and 12 months, in the case of Ms. Pecota and Dr. Froehlich;

•

reimbursement of actual career transition assistance (outplacement services) incurred by such executive within six months of termination in an amount up to $20,000, in the case of Dr. Gonda, and $10,000, in the case of Ms. Pecota and Dr. Froehlich; and

•	acceleration of vesting of any stock options or restricted stock awards that remain unvested as of the date of such executive’s termination.

Compensation Committee Interlocks and Insider Participation

No interlocking relationship exists between our Board or the Committee and the board of directors or the compensation committee of any other company, nor has any such interlocking relationship existed in the past.

Non-Employee Director Compensation

The following table sets forth a summary of the compensation we paid to our non-employee directors in 2015:

Name	Fees Earned or Paid in Cash ($)	Option Awards(1) ($)	Restricted Stock Awards(1) ($)	Total ($)
David Bell(2)	64,500	—	—	64,500
Frederick Hudson(3)	71,000	83,563	—	154,563
Lafmin Morgan(2)	69,000	—	—	69,000
John M. Siebert(4)	87,500	83,563	—	171,063
Virgil D. Thompson(5)	108,500	83,563	—	192,063

(1)	Amount represents the grant date fair value of options and restricted stock awards granted in 2015, computed in accordance with FASB ASC Topic 718. The method and assumptions used to calculate the value of stock and option awards is discussed in Note 9 of the notes to our financial statements included in our 2015 Annual Report on Form 10-K.
(2)	Mr. Morgan resigned as a director on September 1, 2015. The fees for Mr. Bell and Mr. Morgan for service as a director are credited against any invoices Aradigm submits to Grifols, S.A. for the reimbursement of research expenses on the inhaled ciprofloxacin program up to the $65 million cap.
(3)	Mr. Hudson owns stock options for 30,565 shares of our common stock as of December 31, 2015, of which 20,595 shares are vested as of December 31, 2015.
(4)	Dr. Siebert owns stock options for 44,315 shares of our common stock as of December 31, 2015, of which 34,345 shares are vested as of December 31, 2015. In addition, Dr. Siebert owns 5,098 restricted stock units at December 31, 2015, none of which has vested.
(5)	Mr. Thompson owns stock options for 45,190 shares of our common stock as of December 31, 2015, of which 35,220 shares are vested as of December 31, 2015. In addition, Mr. Thompson owns 5,208 restricted stock units at December 31, 2015, none of which has vested.

In 2015, the cash component of compensation to our non-employee directors was amended to revise the annual retainer and the meeting fees paid. The Chairman of the Board received an annual retainer in the value of $55,000 and all other non-employee directors received an annual retainer in the value of $35,000. Board members also received additional annual retainers for serving on Board committees. The additional annual retainer for the Chairman of the Audit Committee was $20,000 and the additional annual retainer for all other members of the Audit Committee was $7,500. The additional annual retainer for the Chairman of the Compensation Committee was $15,000 and the additional annual retainer for all other members of the Compensation Committee was $5,000. The additional annual retainer for the Chairman of the Nominating and Corporate Governance Committee was $10,000 and the additional annual retainer for all other members of the Nominating and Corporate Governance Committee was $5,000. In addition, the Chairman of the Board received $1,500 for each meeting and the other Board members received $1,000 for each meeting. The chairman of each committee received $1,000 for each meeting and the other committee members received $1,000 for each meeting. Our directors were also entitled to receive reimbursement of reasonable out-of-pocket expenses incurred by them to attend Board meetings.

In addition to the cash compensation, each non-employee director is granted an annual stock option grant. In 2015, the Committee and the Board approved an annual stock option grant with a grant date fair value of $83,563. On November 12, 2015, each of the independent directors was granted a stock option for 19,940 shares of our common stock. The option vests in four equal quarterly installments starting on the first quarterly period following the vesting start date which was the date of the 2015 annual meeting.

CERTAIN TRANSACTIONS

Review, Approval or Ratification of Transactions with Related Persons

The Board has adopted, in writing, a policy and procedures for the review of related person transactions. Any related person transaction we propose to enter into must be reported to our Chief Financial Officer and, unless otherwise reviewed and approved by the Board, shall be reviewed and approved by the Audit Committee in accordance with the terms of the policy, prior to effectiveness or consummation of any related person transaction, whenever practicable. The policy defines a “related person transaction” as any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness), or any series of similar transactions, arrangements or relationships in which Aradigm (i) was or is to be a participant, (ii) the amount involved exceeds $120,000 and (iii) a Related Person (as defined therein) had or will have a direct or indirect material interest. In addition, any related person transaction previously approved by the Audit Committee or otherwise already existing that is ongoing in nature shall be reviewed by the Audit Committee annually to ensure that such related person transaction has been conducted in accordance with the previous approval granted by the Audit Committee, if any, and that all required disclosures regarding the related person transaction are made. Transactions involving compensation of executive officers shall be reviewed and approved by the Compensation Committee in the manner specified in the charter of the Compensation Committee. As appropriate for the circumstances, the Audit Committee shall review and consider the Related Person’s interest in the related person transaction, the approximate dollar value of the amount involved in the related person transaction, the approximate dollar value of the amount of the Related Person’s interest in the transaction without regard to the amount of any profit or loss, whether the transaction was undertaken in the ordinary course of business, whether the transaction with the Related Person is proposed to be, or was, entered into on terms no less favorable to the Company than terms that could have been reached with an unrelated third party, the purpose of, and the potential benefits to us of the transaction and any other information regarding the related person transaction or the Related Person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

We have engaged the law firm Hogan Lovells US LLP (“Hogan Lovells”) to provide legal services to the Company. An immediate family member of Virgil Thompson, one of our directors and our Chairman, is a partner at Hogan Lovells. We incurred no expenses for services performed by Hogan Lovells during the years ended December 31, 2014 and 2015. We anticipate that the value of services to be performed by Hogan Lovells during the current fiscal year will exceed $120,000.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement and annual report addressed to those shareholders. This process, which is commonly referred to as “householding”, potentially means extra convenience for shareholders and cost savings for companies.

This year, a number of brokers with account holders who are our shareholders will be “householding” our printed proxy materials. A single set of printed proxy materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of printed proxy materials, please notify your broker, direct your written request to Aradigm Corporation, Secretary, 3929 Point Eden Way, Hayward, CA 94545 or contact our Secretary at (510) 265-9000. Shareholders who currently receive multiple copies of our printed proxy materials at their address and would like to request “householding” of their communications should contact their broker.

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

Igor Gonda, Ph.D.

President and Chief Executive Officer

May [    ], 2016

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 is available without charge upon written request to: Secretary, Aradigm Corporation, 3929 Point Eden Way, Hayward, CA 94545. Copies may also be obtained without charge through the SEC’s website at http://www.sec.gov.

Exhibit A

Certificate of Amendment of

Amended and Restated Articles of Incorporation of

Aradigm Corporation

The undersigned hereby certify that:

1. They are the President and Secretary, respectively, of Aradigm Corporation, a California corporation (the “Corporation”).

2. Article III of the Amended and Restated Articles of Incorporation (the “Articles of Incorporation”) of this corporation is amended to read in full as follows:

“This corporation is authorized to issue two classes of shares of stock to be designated, respectively, “Common Stock” and “Preferred Stock”. The total number of shares that the corporation is authorized to issue is Forty Million Forty-Five Thousand Seven Hundred Sixty-Five (40,045,765). Thirty-Five Million Forty-Five Thousand Seven Hundred Sixty-Five (35,045,765) shares shall be Common Stock. Five Million (5,000,000) shares shall be Preferred Stock.

The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized to determine and alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock, and to fix the number of shares of any such series of Preferred Stock and the designation of any such series of Preferred Stock. The Board of Directors within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, may increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series.

3. The foregoing amendment of the Articles of Incorporation has been duly approved by the Board of Directors of the Corporation.

4. The foregoing amendment of the Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Section 902 of the California Corporations Code. The total number of shares of Common Stock of the Company outstanding and entitled to vote for the amendment was 14,777,542 shares. There were no outstanding shares of Preferred Stock. The number of shares voting in favor of the amendment equaled or exceeded the vote required, such required vote being a majority of the outstanding shares.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Date:                    , 2016

By:
Name: Igor Gonda
Title: President

By:
Name: Nancy Pecota
Title: Secretary

A-1

Exhibit B

ARADIGM CORPORATION

2015 EQUITY INCENTIVE PLAN

Effective as of May 14, 2015

ARADIGM CORPORATION

2015 EQUITY INCENTIVE PLAN

ARTICLE I. ESTABLISHMENT; PURPOSES; AND DURATION		B-1

1.1.	Establishment of the Plan	B-1

1.2.	Purposes of the Plan	B-1

1.3.	Duration of the Plan	B-1

ARTICLE II. DEFINITIONS		B-1

ARTICLE III. ADMINISTRATION		B-6

3.1.	General	B-6

3.2.	Authority of the Committee	B-7

3.3.	Award Agreements	B-8

3.4.	Discretionary Authority; Decisions Binding	B-8

3.5.	Attorneys; Consultants	B-8

3.6.	Delegation of Administration	B-9

ARTICLE IV. SHARES SUBJECT TO THE PLAN		B-9

4.1.	Number of Shares Available for Grants	B-9

4.2.	Rules for Calculating Shares Delivered	B-9

4.3.	Award Limits.	B-10

4.3.	Adjustment Provisions	B-10

4.5.	No Limitation on Corporate Actions	B-11

ARTICLE V. ELIGIBILITY AND PARTICIPATION		B-11

5.1.	Eligibility	B-11

5.2.	Actual Participation	B-11

ARTICLE VI. STOCK OPTIONS		B-11

6.1.	Grant of Options	B-11

6.2.	Award Agreement	B-11

6.3.	Option Price	B-11

6.4.	Duration of Options	B-11

6.5.	Exercise of Options	B-12

6.6.	Payment	B-12

6.7.	Rights as a Stockholder	B-12

6.8.	Termination of Employment or Service	B-13

6.9.	Limitations on Incentive Stock Options	B-13

ARTICLE VII. STOCK APPRECIATION RIGHTS		B-14

7.1.	Grant of SARs	B-14

7.2.	Grant Price	B-14

7.3.	Exercise of SARs	B-14

7.4.	Award Agreement	B-14

7.5.	Term of SARs	B-14

B-i

7.6.	Payment of SAR Amount	B-14

7.7.	Rights as a Stockholder	B-15

7.8.	Termination of Employment or Service	B-15

ARTICLE VIII. RESTRICTED STOCK AND RESTRICTED STOCK UNITS		B-15

8.1.	Awards of Restricted Stock and Restricted Stock Units	B-15

8.2.	Award Agreement	B-15

8.3.	Nontransferability of Restricted Stock	B-15

8.4.	Period of Restriction and Other Restrictions	B-15

8.5.	Delivery of Shares, Payment of Restricted Stock Units	B-16

8.6.	Forms of Restricted Stock Awards	B-16

8.7.	Voting Rights	B-16

8.8.	Dividends and Other Distributions	B-16

8.9.	Termination of Employment or Service	B-17

ARTICLE IX. PERFORMANCE SHARES, PERFORMANCE UNITS, AND CASH-BASED AWARDS		B-17

9.1.	Grant of Performance Shares, Performance Units and Cash-Based Awards	B-17

9.2.	Earned Performance Shares, Performance Units and Cash-Based Awards	B-17

9.3.	Form and Timing of Payment of Performance Units, Performance Shares and Cash-Based Awards	B-17

9.4.	Rights as a Stockholder	B-18

9.5.	Termination of Employment or Service	B-18

ARTICLE X. STOCK-BASED AWARDS		B-18

10.1.	Other Stock-Based Awards	B-18

10.2.	Value of Other Stock-Based Awards	B-18

10.3.	Payment of Other Stock-Based Awards	B-18

10.4.	Termination of Employment or Service	B-18

10.5.	Rights as a Stockholder	B-18

ARTICLE XI. Dividend Equivalents		B-19

11.1.	Dividend Equivalents	B-19

ARTICLE XII. PERFORMANCE MEASURES		B-19

12.1.	Performance Measures	B-19

12.2.	Evaluation of Performance	B-19

12.3.	Adjustment of Performance-Based Compensation	B-20

12.4.	Committee Discretion	B-20

ARTICLE XIII. TRANSFERABILITY OF AWARDS; BENEFICIARY DESIGNATION		B-20

13.1.	Transferability of Incentive Stock Options	B-20

13.2.	All Other Awards	B-20

13.3.	Beneficiary Designation	B-21

B-ii

ARTICLE XIV. RIGHTS OF PARTICIPANTS		B-21

14.1.	Rights or Claims	B-21

14.2.	Adoption of the Plan	B-22

14.3.	Vesting	B-22

14.4.	No Effects on Benefits; No Damages	B-22

14.5.	One or More Types of Awards	B-22

ARTICLE XV. CHANGE IN CONTROL		B-22

15.1.	Alternative Awards	B-22

15.2.	Accelerated Vesting and Payment.	B-23

15.3.	Certain Terminations Prior to Change in Control	B-24

15.4.	No Implied Rights; Other Limitations	B-24

15.5.	Termination, Amendment, and Modifications of Change in Control Provisions	B-24

15.6.	Excess Parachute Payments	B-24

ARTICLE XVI. AMENDMENT, MODIFICATION, AND TERMINATION		B-24

16.1.	Amendment, Modification, and Termination	B-24

16.2.	Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events	B-25

ARTICLE XVII. TAX WITHHOLDING AND OTHER TAX MATTERS		B-26

17.1.	Tax Withholding	B-26

17.2.	Withholding or Tendering Shares	B-26

17.3.	Restrictions	B-26

17.4.	Special ISO Obligations	B-26

17.5.	Section 83(b) Election	B-26

17.6.	No Guarantee of Favorable Tax Treatment	B-27

17.7.	Nonqualified Deferred Compensation.	B-27

ARTICLE XVIII. LIMITS OF LIABILITY; INDEMNIFICATION		B-27

18.1.	Limits of Liability.	B-27

18.2.	Indemnification	B-28

ARTICLE XIX. SUCCESSORS		B-28

19.1.	General	B-28

ARTICLE XX. MISCELLANEOUS		B-28

20.1.	Drafting Context; Captions	B-28

20.2.	Forfeiture Events	B-28

20.3.	Severability	B-29

20.4.	Transfer, Leave of Absence	B-29

20.5.	Exercise and Payment of Awards	B-29

20.6.	Deferrals	B-29

20.7.	No Effect on Other Plans	B-29

20.8.	Section 16 of Exchange Act and Section 162(m) of the Code	B-29

20.9.	Requirements of Law; Limitations on Awards.	B-30

B-iii

20.10.	Participants Deemed to Accept Plan	B-30

20.11.	Governing Law	B-31

20.12.	Plan Unfunded	B-31

20.13.	Administration Costs	B-31

20.14.	No Fractional Shares	B-31

20.15.	Subsidiary or Affiliate Eligible Individuals	B-31

20.16.	Data Protection	B-31

20.17.	Right of Offset	B-31

20.18.	Participants Based Outside of the United States	B-31

B-iv

ARADIGM CORPORATION

2015 EQUITY INCENTIVE PLAN

ARTICLE I.

ESTABLISHMENT; PURPOSES; AND DURATION

1.1. Establishment of the Plan. Aradigm Corporation, a California corporation (the “Company”) hereby establishes this omnibus incentive compensation plan to be known as the “Aradigm Corporation 2015 Equity Incentive Plan,” as set forth in this document (the “Plan”). Following adoption of the Plan by the Board of Directors, the Plan shall become effective upon the date on which the Plan is approved by the stockholders of the Company (the “Effective Date”), which approval must occur within the period ending twelve (12) months after the date the Plan is adopted by the Board. From and after the Effective Date, no further Awards shall be made under the Aradigm Corporation 2005 Equity Incentive Plan (the “Prior Plan”); provided, however, Awards made under the Prior Plan before the Effective Date shall continue in effect in accordance with their terms and the Prior Plan.

1.2. Purposes of the Plan. The purposes of the Plan are: to provide additional incentives to non-employee directors, officers, eligible employees, advisors, consultants and independent contractors of the Company and its Subsidiaries and Affiliates whose substantial contributions are essential to the continued growth and success of the business of the Company and its Subsidiaries and Affiliates, to strengthen their commitment to the Company and its Subsidiaries and Affiliates, to attract and retain competent and dedicated individuals whose efforts will result in the long-term growth and profitability of the Company, and to further align the interests of such non-employee directors, officers, eligible employees, advisors, consultants and independent contractors with the interests of the stockholders of the Company. To accomplish such purposes, the Plan provides that the Committee may grant Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards and Other Stock-Based Awards.

1.3. Duration of the Plan. The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article XVI, until all Shares subject to it shall have been delivered, and any restrictions on such Shares have lapsed, pursuant to the Plan’s provisions. However, in no event may an Award be granted under the Plan on or after ten years from the Effective Date.

ARTICLE II.

DEFINITIONS

Certain terms used herein have the definitions given to them in the first instance in which they are used. In addition, for purposes of the Plan, the following terms are defined as set forth below:

2.1. “Affiliate” means any entity that is affiliated with the Company through stock or equity ownership or otherwise in which the Company has at least a 50% equity interest and is designated as an Affiliate for purposes of the Plan by the Committee.

2.2. “Applicable Exchange” means the NASDAQ or such other securities exchange as may at the applicable time be the principal market for the Common Stock.

2.3. “Award” means, individually or collectively, a grant under the Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards, and Other Stock-Based Awards.

2.4. “Award Agreement” means either: (a) a written agreement entered into by a Participant and the Company, a Subsidiary or Affiliate setting forth the terms and provisions applicable to an Award granted under the Plan, or (b) a written or electronic statement issued by the Company, a Subsidiary or Affiliate to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant.

2.5. “Board” or “Board of Directors” means the Board of Directors of the Company.

2.6. “Cash-Based Award” means an Award as described in Article IX whose value is determined by the Committee.

2.7. “Cause” means, unless otherwise provided in an Award Agreement, (i) the definition set forth in any employment agreement between the Participant and the Company, a Subsidiary or an Affiliate, or (ii) if there is no such employment agreement, or such agreement does not define Cause: (a) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (b) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (c) such Participant’s intentional, material violation of any material contract or agreement between the Participant and the Company or any statutory duty owed to the Company; (d) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (e) such Participant’s gross misconduct. The determination that a termination is for Cause shall be made by the Company in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated by reason of dismissal without Cause for the purposes of outstanding Stock Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

2.8. “Change in Control” means the occurrence of any of the following:

(a) any individual, group or entity (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) other than the Company, a trustee or other fiduciary holding securities under any employee benefit plan of the Company or an Affiliate, an underwriter temporarily holding securities pursuant to an offering of such securities, or any entity directly or indirectly owned by the shareholders of the Company in substantially in the same proportions as their ownership of the Company (a “Person”) which acquires beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company which, together with securities already held by such Person, represents 50% or more of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a beneficial owner in connection with a transaction described in clause (i) of paragraph (c) below; or

(b) the following individuals cease for any reason to constitute a majority of the number of directors then serving on the Board: individuals who, on the Effective Date, constitute the Board and any new director whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved or recommended by a vote of at least a majority of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended; or

(c) there is consummated a merger or consolidation of the Company or any direct or indirect Subsidiary of the Company with any other corporation, other than (i) a merger or consolidation which results in the directors of the Company immediately prior to such merger or consolidation continuing to constitute at least a majority of the Board, the surviving entity or any parent thereof, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the beneficial owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 50% or more of the combined voting power of the Company’s then outstanding securities; or

(d) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

2.9. “Change in Control Price” means the price per share offered in respect of the Common Stock in conjunction with any transaction resulting in a Change in Control on a fully-diluted basis (as determined by the Board or the Committee as constituted before the Change in Control, if any part of the offered price is payable other than in cash) or, in the case of a Change in Control occurring solely by reason of a change in the composition of the Board, the highest Fair Market Value of a Share on any of the 30 trading days immediately preceding the date on which a Change in Control occurs.

2.10. “Code” means the Internal Revenue Code of 1986, as it may be amended from time to time, including rules and regulations promulgated thereunder and successor provisions and rules and regulations thereto.

2.11. “Committee” means the Compensation Committee of the Board of Directors or a subcommittee thereof, or such other committee designated by the Board to administer the Plan.

2.12. “Common Stock” means a common share, no par value per share, of the Company.

2.13. “the Company” means Aradigm Corporation, or any successor to Aradigm Corporation.

2.14. “Consultant” means any individual who is engaged by the Company or a Subsidiary or Affiliate to render consulting or advisory services.

2.15. “Covered Employee” means any Participant who the Committee determines is at the Grant Date of an Award granted to such Participant, or may be as of the end of the taxable year in which the Company or a Subsidiary or Affiliate would claim a tax deduction in connection with such Award, a “covered employee” within the meaning of Section 162(m) of the Code, and successor provisions.

2.16. “Director” means any individual who is a member of the Board.

2.17. “Disability” means (i) “Disability” as defined in the applicable Award Agreement to which the Participant is a party, or (ii) if the Award Agreement does not define “Disability,” (A) permanent and total disability as determined under the Company’s or a Subsidiary’s or Affiliate’s, long-term disability plan applicable to the Participant, or (B) if there is no such plan applicable to the Participant, “disability” as determined by the Committee.

2.18. “Disaffiliation” means a Subsidiary’s or Affiliate’s ceasing to be a Subsidiary or Affiliate of the Company for any reason (including as a result of a public offering, or a spin-off or sale by the Company, of the stock of the Subsidiary or Affiliate of the Company) or a sale of a division of the Company or a Subsidiary or Affiliate of the Company.

2.19. “Dividend Equivalents” means the equivalent value (in cash or Shares) of dividends that would otherwise be paid on the Shares subject to an Award but that have not been issued or delivered, as described in Article XI.

2.20. “Effective Date” shall have the meaning ascribed to such term in Section 1.1.

2.21. “Eligible Individual” means any Employee, Non-Employee Director, Consultant, Independent Contractor, and any prospective Employee or Consultant who has accepted an offer of employment or consultancy from the Company or any Subsidiary or Affiliate.

2.22. “Employee” means any person designated as an employee of the Company, a Subsidiary and/or an Affiliate on the payroll records thereof. An Employee shall not include any individual during any period he or she is classified or treated by the Company, a Subsidiary or an Affiliate as an Independent Contractor, a Consultant, or any employee of an employment, consulting, or temporary agency or any other entity other than the Company, a Subsidiary and/or an Affiliate without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified as a common-law employee of the Company, a Subsidiary and/or an Affiliate during such period. For the avoidance of doubt, a Director who would otherwise be an “Employee” within the meaning of this Section shall be considered an Employee for purposes of the Plan.

2.23. “Exchange Act” means the Securities Exchange Act of 1934, as it may be amended from time to time, including the rules and regulations promulgated thereunder and successor provisions and rules and regulations thereto.

2.24. “Fair Market Value” means, if the Common Stock is listed on a national securities exchange, as of any given date, the closing price for the Common Stock on such date on the Applicable Exchange, or if Shares were not traded on the Applicable Exchange on such measurement date, then on the next preceding date on which Shares are traded, all as reported by such source as the Committee may select. If the Common Stock is not listed on a national securities exchange, Fair Market Value shall be determined by the Committee in its good faith discretion and in compliance with the requirements of a reasonable valuation described under Code Section 409A.

2.25. “Fiscal Year” means the calendar year, or such other consecutive twelve-month period as the Committee may select.

2.26. “Good Reason” means, unless otherwise provided in an Award Agreement, (i) the definition set forth in any employment agreement between the Participant and the Company, a Subsidiary or an Affiliate, or (ii) if there is no such employment agreement, or such agreement does not define Good Reason: (A) a material reduction by the Company, a Subsidiary or an Affiliate in the Participant’s rate of annual base salary from that in effect immediately prior to the Change in Control; or (B) the Company, a Subsidiary or an Affiliate requires the Participant to change the Participant’s principal location of work to a location that is in excess of fifty (50) miles from the location thereof immediately prior to the Change in Control. Notwithstanding the foregoing, a Termination of a Participant for Good Reason shall not have occurred unless (i) the Participant gives written notice to the Company, a Subsidiary or an Affiliate, as applicable, of Termination within thirty (30) days after the Participant first becomes aware of the occurrence of the circumstances constituting Good Reason, specifying in reasonable detail the circumstances constituting Good Reason, and (ii) the Company, the Subsidiary or the Affiliate, as the case may be, has failed within thirty (30) days after receipt of such notice to cure the circumstances constituting Good Reason.

2.27. “Grant Date” means (a) the date on which the Committee (or its designee) by resolution, written consent or other appropriate action selects an Eligible Individual to receive a grant of an Award, determines the number of Shares or other amount to be subject to such Award and, if applicable, determines the Option Price or Grant Price of such Award, or (b) such later date as the Committee (or such designee) shall provide in such resolution, consent or action.

2.28. “Grant Price” means the price established as of the Grant Date of an SAR pursuant to Article VII used to determine whether there is any payment due upon exercise of the SAR.

2.29. “Incentive Stock Option” or “ISO” means a right to purchase Shares under the Plan in accordance with the terms and conditions set forth in Article VI and which is designated as an Incentive Stock Option and which is intended to meet the requirements of Section 422 of the Code.

2.30. “Independent Contractor” means any individual who is engaged by the Company or a Subsidiary or Affiliate as an independent contractor.

2.31. “Insider” means an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Committee in accordance with Section 16 of the Exchange Act.

2.32. “New Employer” means, after a Change in Control, a Participant’s employer, or any direct or indirect parent or any direct or indirect majority-owned subsidiary of such employer.

2.33. “Non-Employee Director” means a Director who is not an Employee.

2.34. “Nonqualified Stock Option” or “NQSO” means a right to purchase Shares under the Plan in accordance with the terms and conditions set forth in Article VI and which is not intended to meet the requirements of Section 422 of the Code or otherwise does not meet such requirements.

2.35. “Notice” means notice provided by a Participant to the Company in a manner prescribed by the Committee.

2.36. “Option” or “Stock Option” means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article VI.

2.37. “Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.38. “Other Stock-Based Award” means an equity-based or equity-related Award described in Section 10.1, granted in accordance with the terms and conditions set forth in Article X.

2.39. “Participant” means any Eligible Individual as set forth in Article V who holds one or more outstanding Awards.

2.40. “Performance-Based Compensation” means compensation under an Award that is intended to satisfy the requirements of Code Section 162(m) for certain performance-based compensation paid to Covered Employees. Notwithstanding the foregoing, nothing in the Plan shall be construed to mean that an Award which does not satisfy the requirements for performance-based compensation under Code Section 162(m) does not constitute performance-based compensation for any other purpose, such as Code Section 409A.

2.41. “Performance Measure” means any performance criteria or measures as described in Section 12.1 on which the performance goals described in Article XII are based and which are approved by the Company’s shareholders pursuant to the Plan in order to qualify certain Awards as Performance-Based Compensation in accordance with Article XII.

2.42. “Performance Period” means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to, or the amount or entitlement to, an Award.

2.43. “Performance Share” means an Award granted pursuant to Article IX of a unit valued by reference to a designated number of Shares payable, in whole or in part, to the extent applicable performance goals are achieved over a specified period in accordance with Article IX.

2.44. “Performance Unit” means a fixed or variable dollar denominated unit granted pursuant to Article IX, the value of which is determined by the Committee, payable, in whole or in part, to the extent applicable performance goals are achieved over a specified period in accordance with Article IX.

2.45. “Period of Restriction” means the period during which Shares of Restricted Stock or Restricted Stock Units are subject to a substantial risk of forfeiture, and, in the case of Restricted Stock, the transfer of Shares of Restricted Stock is limited in some way, as provided in Article VIII.

2.46. “Plan” means this Aradigm Corporation 2015 Equity Incentive Plan.

2.47. “Prior Plan” means the Aradigm Corporation 2005 Equity Incentive Plan.

2.48. “Restricted Stock” means an Award granted to a Participant, subject to the Period of Restriction, pursuant to Article VIII.

2.49. “Restricted Stock Unit” means an Award, whose value is equal to a Share, granted to a Participant, subject to the Period of Restriction, pursuant to Article VIII.

2.50. “Rule 16b-3” means Rule 16b-3 under the Exchange Act, or any successor rule, as the same may be amended from time to time.

2.51. “SEC” means the Securities and Exchange Commission.

2.52. “Securities Act” means the Securities Act of 1933, as it may be amended from time to time, including the rules and regulations promulgated thereunder and successor provisions and rules and regulations thereto.

2.53. “Share” means a share of Common Stock (including any new, additional or different stock or securities resulting from any change in corporate capitalization as listed in Section 4.4).

2.54. “Stock Appreciation Right” or “SAR” means an Award designated as an SAR, pursuant to the terms of Article VII.

2.55. “Subsidiary” means any present or future corporation which is or would be a “subsidiary corporation” of the Company as the term is defined in Section 424(f) of the Code.

2.56. “Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, options or other awards previously granted, or the right or obligation to grant future options or other awards, by a company acquired by the Company, a Subsidiary and/or an Affiliate or with which the Company, a Subsidiary and/or an Affiliate combines, or otherwise in connection with any merger, consolidation, acquisition of property or stock, or reorganization involving the Company, a Subsidiary or an Affiliate, including a transaction described in Code Section 424(a).

2.57. “Termination” means the termination of the applicable Participant’s employment with, or performance of services for, the Company or any Affiliate or Subsidiary under any circumstances. A Participant employed by, or performing services for, a Subsidiary or Affiliate or a division of the Company or of a Subsidiary or Affiliate shall be deemed to incur a Termination if such Subsidiary, Affiliate or division ceases to be a Subsidiary or Affiliate or such a division, as the case may be, and the Participant does not immediately thereafter become an employee of, or service provider for, the Company or another Subsidiary or Affiliate.

ARTICLE III.

ADMINISTRATION

3.1. General. The Committee shall have exclusive authority to operate, manage and administer the Plan in accordance with its terms and conditions and applicable laws. Notwithstanding the foregoing, in its absolute discretion, the Board may at any time and from time to time exercise any and all rights, duties and responsibilities of the Committee under the Plan, including establishing procedures to be followed by the Committee, but excluding matters which under any applicable law, regulation or rule, including any exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3), are required to be determined in the sole discretion of the Committee. If and to the extent that the Committee does not exist or cannot function, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee, subject to the limitations set forth in the immediately preceding sentence.

3.2. Authority of the Committee. The Committee shall have full discretionary authority to grant, pursuant to the terms of the Plan, Awards to those individuals who are eligible to receive Awards under the Plan. Except as limited by law or by the charter or by-laws of the Company, and subject to the provisions herein, the Committee shall have full power, in accordance with the other terms and provisions of the Plan, to:

(a) select Eligible Individuals who may receive Awards under the Plan and become Participants;

(b) determine eligibility for participation in the Plan and decide all questions concerning eligibility for, and the amount of, Awards under the Plan;

(c) determine the sizes and types of Awards;

(d) determine the terms and conditions of Awards, including the Option Prices of Options and the Grant Prices of SARs;

(e) grant Awards as an alternative to, or as the form of payment for grants or rights earned or payable under, other bonus or compensation plans, arrangements or policies of the Company or a Subsidiary or Affiliate;

(f) grant Substitute Awards on such terms and conditions as the Committee may prescribe, subject to compliance with the ISO rules under Code Section 422 and the nonqualified deferred compensation rules under Code Section 409A, where applicable;

(g) make all determinations under the Plan concerning Termination of any Participant’s employment or service with the Company or a Subsidiary or Affiliate, including whether such Termination occurs by reason of Cause, Good Reason, Disability, or in connection with a Change in Control, and whether a leave constitutes a Termination;

(h) determine whether a Change in Control shall have occurred;

(i) construe and interpret the Plan and any agreement or instrument entered into under the Plan, including any Award Agreement;

(j) establish and administer any terms, conditions, restrictions, limitations, forfeiture, vesting or exercise schedule, and other provisions of or relating to any Award;

(k) establish and administer any performance goals in connection with any Awards, including related Performance Measures or other performance criteria and applicable Performance Periods, determine the extent to which any performance goals and/or other terms and conditions of an Award are attained or are not attained, and certify whether, and to what extent, any such performance goals and other material terms applicable to Awards intended to qualify as Performance-Based Compensation were in fact satisfied;

(l) subject to Section 9.3, make adjustments in the performance goals of an Award, provided that adjustments with respect to Performance-Based Compensation subject to Code Section 162(m) shall not be inconsistent with the requirements of Code Section 162(m) and the regulations thereunder;

(m) construe any ambiguous provisions, correct any defects, supply any omissions and reconcile any inconsistencies in the Plan and/or any Award Agreement or any other instrument relating to any Awards;

(n) establish, adopt, amend, waive and/or rescind rules, regulations, procedures, guidelines, forms and/or instruments for the Plan’s operation or administration;

(o) make all valuation determinations relating to Awards and the payment or settlement thereof;

(p) grant waivers of terms, conditions, restrictions and limitations under the Plan or applicable to any Award, or accelerate the vesting or exercisability of any Award;

(q) amend or adjust the terms and conditions of any outstanding Award and/or adjust the number and/or class of shares of stock subject to any outstanding Award;

(r) at any time and from time to time after the granting of an Award, specify such additional terms, conditions and restrictions with respect to such Award as may be deemed necessary or appropriate to ensure compliance with any and all applicable laws or rules, including terms, restrictions and conditions for compliance with applicable securities laws or listing rules, methods of withholding or providing for the payment of required taxes and restrictions regarding a Participant’s ability to exercise Options through a cashless (broker-assisted) exercise;

(s) establish any “blackout” period that the Committee in its sole discretion deems necessary or advisable;

(t) exercise all such other authorities, take all such other actions and make all such other determinations as it deems necessary or appropriate for the proper operation and/or administration of the Plan;

(u) determine on the Grant Date whether the Award is intended or not intended to satisfy the requirements of Code Section 162(m) and so note in the applicable Award Agreement; and

(v) notwithstanding any provisions in this Plan, no action shall be taken which will prevent Awards hereunder (i) that are intended to provide Performance-Based Compensation from doing so, or (ii) that are intended to comply with the requirements of Code Section 409A from doing so.

3.3. Award Agreements. The Committee shall, subject to applicable laws and rules, determine the date an Award is granted. Each Award shall be evidenced by an Award Agreement; however, two or more Awards granted to a single Participant may be combined in a single Award Agreement. An Award Agreement shall not be a precondition to the granting of an Award; provided, however, that (a) the Committee may, but need not, require as a condition to any Award Agreement’s effectiveness, that such Award Agreement be executed on behalf of the Company, a Subsidiary or Affiliate and/or by the Participant to whom the Award evidenced thereby shall have been granted (including by electronic signature or other electronic indication of acceptance), and such executed Award Agreement be delivered to the Company, a Subsidiary or Affiliate and (b) no person shall have any rights under any Award unless and until the Participant to whom such Award shall have been granted has complied with the applicable terms and conditions of the Award. The Committee shall prescribe the form of all Award Agreements, and, subject to the terms and conditions of the Plan, shall determine the content of all Award Agreements. Subject to the other provisions of the Plan, any Award Agreement may be supplemented or amended in writing from time to time as approved by the Committee; provided that the terms and conditions of any such Award Agreement as supplemented or amended are not inconsistent with the provisions of the Plan. In the event of any dispute or discrepancy concerning the terms of an Award, the records of the Committee or its designee shall be determinative.

3.4. Discretionary Authority; Decisions Binding. The Committee shall have sole discretionary authority in all matters related to the discharge of its responsibilities and the exercise of its authority under the Plan. All determinations, decisions, actions and interpretations by the Committee with respect to the Plan and any Award Agreement, and all related orders and resolutions of the Committee shall be final, conclusive and binding on all Participants, the Company and its stockholders, and any Subsidiary or Affiliate and all persons having or claiming to have any right or interest in or under the Plan and/or any Award Agreement. The Committee shall consider such factors as it deems relevant to making or taking such decisions, determinations, actions and interpretations, including the recommendations or advice of any Director or officer or Employee of the Company, any director, officer or Employee of a Subsidiary or Affiliate and such attorneys, consultants and accountants as the Committee may select.

3.5. Attorneys; Consultants. The Committee may consult with counsel who may be counsel to the Company. The Committee may employ such other attorneys and/or consultants, accountants, appraisers, brokers, agents and other persons, any of whom may be an Eligible Individual, as the Committee deems necessary or appropriate. The Committee, the Board, the Company, its Subsidiaries or Affiliates and their respective officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. The Committee shall not incur any liability for any action taken in good faith in reliance upon the advice of such counsel or other persons.

3.6. Delegation of Administration. Except to the extent prohibited by applicable law, including any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3), or the applicable rules of a stock exchange, the Committee may, in its discretion, allocate all or any portion of its responsibilities and powers under this Article III to any one or more of its members and/or delegate all or any part of its responsibilities and powers under this Article III to any person or persons selected by it; provided, however, that the Committee may not delegate to any executive officer of the Company or an Affiliate, or a committee that includes any such executive officer, the Committee’s authority to grant Awards, or the Committee’s authority otherwise concerning Awards, awarded to executive officers of the Company or an Affiliate. Any such authority delegated or allocated by the Committee under this Section 3.6 shall be exercised in accordance with the terms and conditions of the Plan and any rules, regulations or administrative guidelines that may from time to time be established by the Committee, and any such allocation or delegation may be revoked by the Committee at any time.

ARTICLE IV.

SHARES SUBJECT TO THE PLAN

4.1. Number of Shares Available for Grants. The shares of stock subject to Awards granted under the Plan shall be Shares, and may be either authorized and unissued shares (which will not be subject to preemptive rights) or previously issued shares acquired by the Company or its Subsidiaries or Affiliates. Subject to adjustment as provided in Section 4.4, the total number of Shares that may be delivered pursuant to Awards under the Plan shall be the sum of: (i) 607,808 Shares available for issuance under the Prior Plan that are not subject to outstanding awards under the Prior Plan as of March 2, 2015, (ii) all Shares subject to outstanding Awards under the Prior Plan, to the extent that on or after March 2, 2015 such Awards are forfeited or settled or terminate without a distribution of Shares, and (iii) 2,400,000 additional authorized shares approved by the Board of Directors in March 2016 and by shareholders in June 2016. From and after the Effective Date, no further Awards shall be made under the Prior Plan; however, Awards made under the Prior Plan before the Effective Date shall continue in effect in accordance with their terms.

4.2. Rules for Calculating Shares Delivered. Subject to, in the case of ISOs, any limitations applicable thereto under the Code, if (a) any Shares are subject to an Option, SAR, or other Award which for any reason expires or is terminated or canceled without having been fully exercised or satisfied, or are subject to any Restricted Stock Award (including any Shares subject to a Participant’s Restricted Stock Award that are repurchased by the Company at the Participant’s cost), Restricted Stock Unit Award or other Award granted under the Plan which are forfeited, or (b) any Award based on Shares is settled for cash, expires or otherwise terminates without the issuance of such Shares, the Shares subject to such Award shall, to the extent of any such expiration, termination, cancellation, forfeiture or cash settlement, be available for delivery in connection with future Awards under the Plan. Any Shares delivered under the Plan upon exercise or satisfaction of Substitute Awards shall not reduce the Shares available for delivery under the Plan. If the Option Price of any Option and/or tax withholding obligations relating to any Award are satisfied by delivering Shares to the Company (by either actual delivery or by attestation), the number of such Shares so delivered or attested to shall be deemed delivered for purposes of the limits set forth in Section 4.1. To the extent any Shares subject to an Award are withheld to satisfy the Option Price (in the case of an Option) and/or the tax withholding obligations relating to such Award, such Shares shall be deemed to have been delivered for purposes of the limits set forth in Section 4.1. Upon the exercise of a SAR, the total number of Shares subject to such exercise shall reduce the number of Shares available for delivery under the Plan.

4.3. Award Limits.

The following limits shall apply to grants of all Awards under the Plan:

(a) Options and SARs: The maximum number of Shares that may be subject to Options and/or SARs granted in any Fiscal Year to any one Participant shall be 250,000 Shares.

(b) Restricted Stock, Restricted Stock Units, Performance Shares and Other Stock-Based Awards: The maximum aggregate number of Shares that may be subject to all Awards of Restricted Stock, Restricted Stock Units, Performance Shares and Other Stock-Based Awards granted in any Fiscal Year to any one Participant shall be 250,000 Shares (or cash amounts with respect to Other Stock-Based Awards based on the Fair Market Value of such number of Shares on the Grant Date).

(c) Performance Units: The maximum aggregate amount awarded with respect to Performance Units made in any Fiscal Year to any one Participant shall not exceed $500,000.

(d) Cash-Based Awards: The maximum aggregate amount awarded with respect to Cash-Based Awards made in any Fiscal Year to any one Participant shall not exceed $500,000.

To the extent required by Section 162(m) of the Code, Shares subject to Options or SARs which are canceled shall continue to be counted against the limits set forth in paragraphs (a) and (b) immediately preceding.

4.4. Adjustment Provisions. In the event of a stock dividend, stock split, reverse stock split, share combination or exchange, or recapitalization or similar event affecting the capital structure of the Company (each a “Share Change”), or a merger, amalgamation, consolidation, acquisition of property or shares, separation, spin-off, split-up, other distribution of stock or property (including any extraordinary cash or stock dividend), reorganization, stock rights offering, liquidation, Disaffiliation, or similar event affecting the Company or any Subsidiary of the Company (each, a “Corporate Transaction”), the Committee or the Board shall make such substitutions or adjustments as it deems appropriate and equitable to (A) the aggregate number, class and kind of Shares or other securities reserved for issuance and delivery under the Plan, (B) the number, class and kind of Shares or other securities subject to outstanding Awards; (C) the Option Price, Grant Price or other price of securities subject to outstanding Options, Stock Appreciation Rights and, to the extent applicable, other Awards; and (D) the Award limits set forth in Section 4.3; provided, however, that the number of Shares subject to any Award shall always be a whole number. In the case of Corporate Transactions, such adjustments may include, without limitation, (1) the cancellation of outstanding Awards in exchange for payments of cash, property or a combination thereof having an aggregate value equal to the value of such Awards, as determined by the Committee or the Board in its discretion (it being understood that in the case of a Corporate Transaction with respect to which holders of Common Stock receive consideration other than publicly traded equity securities of the ultimate surviving entity, any such determination by the Committee that the value of an Option or Stock Appreciation Right shall for this purpose be deemed to be equal to the excess, if any, of the value of the consideration being paid for each Share pursuant to such Corporate Transaction over the exercise price of such Option or Stock Appreciation Right shall conclusively be deemed valid); (2) the substitution of other property (including, without limitation, cash or other securities of the Company and securities of entities other than the Company) for the Shares subject to outstanding Awards; and (3) in connection with any Disaffiliation, arranging for the assumption of Awards, or replacement of Awards with new awards based on other property or other securities (including other securities of the Company and securities of entities other than the Company), by the affected Subsidiary, Affiliate, or division or by the entity that controls such Subsidiary, Affiliate, or division following such Disaffiliation (as well as any corresponding adjustments to Awards that remain based upon the Company securities). The Committee shall also make appropriate adjustments and modifications in the terms of any outstanding Awards to reflect, or related to, any such events, adjustments, substitutions or changes, including modifications of performance goals and changes in the length of Performance Periods, subject to the requirements of Article XII in the case of Awards intended to qualify as Performance-Based Compensation. The Committee shall determine any adjustment, substitution or change pursuant to this Section 4.4 with respect to an Award that provides for Performance-Based Compensation to the extent consistent with the intent that such Award qualify for the performance-based compensation exception under Section 162(m) of the Code, and after taking into account, among other things, to the extent applicable, the provisions of the Code applicable to Incentive Stock Options and the provisions of Section 409A of the Code. All determinations of the Committee as to adjustments, substitutions and changes, if any, under this Section 4.4 shall be conclusive and binding on the Participants.

4.5. No Limitation on Corporate Actions. The existence of the Plan and any Awards granted hereunder shall not affect in any way the right or power of the Company, any Subsidiary or any Affiliate to make or authorize any adjustment, recapitalization, reorganization or other change in its capital structure or business structure, any merger or consolidation, any issuance of debt, preferred or prior preference stock ahead of or affecting the Shares, additional shares of capital stock or other securities or subscription rights thereto, any dissolution or liquidation, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding.

ARTICLE V.

ELIGIBILITY AND PARTICIPATION

5.1. Eligibility. Eligible Individuals shall be eligible to become Participants and receive Awards in accordance with the terms and conditions of the Plan, subject to the limitations on the granting of ISOs set forth in Section 6.9(a).

5.2. Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select Participants from all Eligible Individuals and shall determine the nature and amount of each Award.

ARTICLE VI.

STOCK OPTIONS

6.1. Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number (subject to Article IV), and upon such terms, and at any time and from time to time as shall be determined by the Committee. The Committee may grant an Option or provide for the grant of an Option, either from time to time in the discretion of the Committee or automatically upon the occurrence of specified events, including the achievement of performance goals, the satisfaction of an event or condition within the control of the recipient of the Option or within the control of others. All the Shares that are available for issuance under the Plan may be granted as ISOs.

6.2. Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which the Option shall become exercisable and such other provisions as the Committee shall determine, which are not inconsistent with the terms of the Plan. The Award Agreement also shall specify whether the Option is intended to be an ISO or an NQSO. To the extent that any Option does not qualify as an ISO (whether because of its provisions or the time or manner of its exercise or otherwise), such Option, or the portion thereof which does not so qualify, shall constitute a separate NQSO.

6.3. Option Price. The Option Price for each Option shall be determined by the Committee and set forth in the Award Agreement; provided that, subject to Section 6.9(c), the Option Price of an Option shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date of such Option; provided further, that Substitute Awards or Awards granted in connection with an adjustment provided for in Section 4.4, in the form of stock options, shall have an Option Price per Share that is intended to maintain the economic value of the Award that was replaced or adjusted, as determined by the Committee.

6.4. Duration of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine as of the Grant Date and set forth in the Award Agreement; provided, however, that no Stock Option shall be exercisable later than the tenth (10th) anniversary of its Grant Date.

6.5. Exercise of Options. Options shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance determine and set forth in the Award Agreement, which need not be the same for each grant or for each Option or Participant. An Award Agreement may provide that the period of time over which an Option other than an ISO may be exercised shall be automatically extended if on the scheduled expiration date of such Option the Participant’s exercise of such Option would violate an applicable law or the Company’s insider trading policy or the Participant is subject to a “black-out” period; provided, however, that during such extended exercise period the Option may only be exercised to the extent the Option was exercisable in accordance with its terms immediately prior to such scheduled expiration date; provided further, however, that such extended exercise period shall end not later than thirty (30) days after the exercise of such Option first would no longer violate such law or policy or be subject to such “black-out” period.

6.6. Payment. Options shall be exercised by the delivery of a written notice of exercise to the Company, in a form specified or accepted by the Committee, or by complying with any alternative exercise procedures that may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for such Shares, which shall include applicable taxes, if any, in accordance with Article XVII. The Option Price upon exercise of any Option shall be payable to the Company in full by certified or bank check or such other instrument as the Committee may accept. If approved by the Committee, and subject to any such terms, conditions and limitations as the Committee may prescribe and to the extent permitted by applicable law, payment of the Option Price, in full or in part, may also be made as follows:

(a) Payment may be made, in whole or in part, in the form of unrestricted and unencumbered Shares (by actual delivery of such Shares or by attestation) already owned by the Participant exercising such Option, or by such Participant and his or her spouse jointly (based on the Fair Market Value of the Common Stock on the date the Option is exercised); provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of such already owned Shares may be authorized only as of the Grant Date of such Incentive Stock Option and provided further that such already owned Shares must have been either held by the Participant for at least six (6) months at the time of exercise or purchased on the open market.

(b) Payment may be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the Option Price, and, if requested, the amount of any federal, state, local or non-United States withholding taxes. To facilitate the foregoing, the Company may, to the extent permitted by applicable law, enter into agreements for coordinated procedures with one or more brokerage firms.

(c) Payment may be made by instructing the Committee to withhold a number of Shares otherwise deliverable to the Participant pursuant to the Option having an aggregate Fair Market Value on the date of exercise equal to the product of: (i) the Option Price multiplied by (ii) the number of Shares in respect of which the Option shall have been exercised.

(d) Payment may be made by any other method approved or accepted by the Committee in its discretion.

Subject to any governing rules or regulations, as soon as practicable after receipt of a written notification of exercise and full payment in accordance with the preceding provisions of this Section 6.6 and satisfaction of tax obligations in accordance with Article XVII, the Company shall deliver to the Participant exercising an Option, in the Participant’s name, evidence of book entry Shares, in an appropriate amount based upon the number of Shares purchased under the Option, subject to Section 20.9. Unless otherwise determined by the Committee, all payments under all of the methods described above shall be paid in United States dollars.

6.7. Rights as a Stockholder. No Participant or other person shall become the beneficial owner of any Shares subject to an Option, nor have any rights to dividends or other rights of a stockholder with respect to any such Shares, until a book entry has been created for the Participant with respect to such Shares following exercise of his or her Option in accordance with the provisions of the Plan and the applicable Award Agreement.

Notwithstanding the foregoing, a Participant receiving an Option shall not have any rights to dividends with respect to any Shares earned upon satisfaction or achievement of the terms and conditions of the Award with respect to any period prior to the date upon which such a book entry is created for the Participant.

6.8. Termination of Employment or Service. The Committee may establish and set forth in the applicable Award Agreement the terms and conditions on which an Option shall remain exercisable, if at all, upon a Termination of the Participant. The Committee may waive or modify these provisions at any time. To the extent that a Participant is not entitled to exercise an Option at the date of his or her Termination, or if the Participant (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified in the Award Agreement or below (as applicable), effective as of the date of such Termination, the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan and become available for future Awards. In no event may an Option be exercised after the expiration date of such Option specified in the applicable Award Agreement, except as provided in the last sentence of Section 6.5. Subject to the last sentence of this Section 6.8, a Participant’s Option shall be forfeited upon his or her Termination, except as set forth below:

(a) Death. Upon a Participant’s Termination by reason of death, any Option held by such Participant that was vested and exercisable immediately before such Termination may be exercised at any time until the earlier of (A) the first anniversary of the date of such death and (B) the expiration date of such Option specified in the applicable Award Agreement.

(b) Disability. Upon a Participant’s Termination by reason of Disability, any Option held by such Participant that was vested and exercisable immediately before such Termination may be exercised at any time until the earlier of (A) the first anniversary of such Termination and (B) the expiration date of such Option specified in the applicable Award Agreement.

(c) For Cause. Upon a Participant’s Termination for Cause, any Option held by such Participant shall be forfeited, effective as of such Termination.

(d) Other than Death, Disability, or For Cause. Upon a Participant’s Termination for any reason other than death, Disability, or for Cause, any Option held by such Participant that was vested and exercisable immediately before such Termination may be exercised at any time until the earlier of (A) the ninetieth (90th) day following such Termination and (B) the expiration date of such Option specified in the applicable Award Agreement.

(e) Death after Termination. Notwithstanding the above provisions of this Section 6.8, if a Participant dies after such Participant’s Termination, but while his or her Option remains exercisable as set forth above, such Option may be exercised at any time until the earlier of (A) the first anniversary of the date of such death and (B) the expiration date of such Option specified in the applicable Award Agreement.

Notwithstanding the foregoing provisions of this Section 6.8, the Committee shall have the power, in its discretion, to apply different rules concerning the consequences of a Termination; provided, however, that such rules shall be set forth in the applicable Award Agreement.

6.9. Limitations on Incentive Stock Options.

(a) General. No ISO shall be granted to any Eligible Individual who is not an Employee of the Company or a Subsidiary on the Grant Date of such Option. Any ISO granted under the Plan shall contain such terms and conditions, consistent with the Plan, as the Committee may determine to be necessary to qualify such Option as an “incentive stock option” under Section 422 of the Code.

(b) $100,000 Per Year Limitation. Notwithstanding any intent to grant ISOs, an Option granted under the Plan will not be considered an ISO to the extent that it, together with any other “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to subsection (d) of such Section) under the Plan and any other “incentive stock option” plans of the Company, any Subsidiary and any “parent corporation” of the Company within the meaning of Section 424(e) of the Code, are exercisable for the first time by any Participant during any calendar year with respect to Shares having an aggregate Fair Market Value in excess of $100,000 (or such other limit as may be required by the Code) as of the Grant Date of the Option with respect to such Shares. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted.

(c) Options Granted to Certain Stockholders. No ISO shall be granted to an individual otherwise eligible to participate in the Plan who owns (within the meaning of Section 424(d) of the Code), at the Grant Date of such Option, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or a Subsidiary or any “parent corporation” of the Company within the meaning of Section 424(e) of the Code. This restriction does not apply if at the Grant Date of such ISO the Option Price of the ISO is at least 110% of the Fair Market Value of a Share on the Grant Date of such ISO, and the ISO by its terms is not exercisable after the expiration of five years from such Grant Date.

ARTICLE VII.

STOCK APPRECIATION RIGHTS

7.1. Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant an SAR independent of, and unrelated to, an Option. The Committee shall have complete discretion in determining the number of Shares to which a SAR pertains (subject to Article IV) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to any SAR.

7.2. Grant Price. The Grant Price for each SAR shall be determined by the Committee and set forth in the Award Agreement, subject to the limitations of this Section 7.2. The Grant Price for each SAR shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date of such SAR, except in the case of Substitute Awards or Awards granted in connection with an adjustment provided for in Section 4.4, which shall have an Option Price per Share that is intended to maintain the economic value of the Award that was replaced or adjusted, as determined by the Committee.

7.3. Exercise of SARs. SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, in accordance with the Plan, determines and sets forth in the Award Agreement. An Agreement may provide that the period of time over which a SAR may be exercised shall be automatically extended if on the scheduled expiration date of such SAR the Participant’s exercise of such SAR would violate an applicable law; provided, however, that during such extended exercise period the SAR may only be exercised to the extent the SAR was exercisable in accordance with its terms immediately prior to such scheduled expiration date; provided further, however, that such extended exercise period shall end not later than thirty (30) days after the exercise of such SAR first would no longer violate such law.

7.4. Award Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the number of Shares to which the SAR pertains, the Grant Price, the term of the SAR, and such other terms and conditions as the Committee shall determine in accordance with the Plan.

7.5. Term of SARs. The term of a SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that no SAR shall be exercisable later than the tenth (10th) anniversary of its Grant Date.

7.6. Payment of SAR Amount. An election to exercise SARs shall be deemed to have been made on the date of Notice of such election to the Company. As soon as practicable following such Notice, the Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a) The excess of the Fair Market Value of a Share on the date of exercise over the Grant Price of the SAR; by

(b) The number of Shares with respect to which the SAR is exercised.

Notwithstanding the foregoing provisions of this Section 7.6 to the contrary, the Committee may establish and set forth in the applicable Award Agreement a maximum amount per Share that will be payable upon the exercise of a SAR. At the discretion of the Committee, such payment upon exercise of a SAR shall be in cash, in Shares of equivalent Fair Market Value, or in some combination thereof.

7.7. Rights as a Stockholder. A Participant receiving a SAR shall have the rights of a stockholder only as to Shares, if any, actually earned upon satisfaction or achievement of the terms and conditions of the Award, and in accordance with the provisions of the Plan and the applicable Award Agreement, and not with respect to Shares to which such Award relates but for which a book entry is not created for such Participant. Notwithstanding the foregoing, a Participant receiving a SAR shall not have any rights to dividends with respect to any Shares earned upon satisfaction or achievement of the terms and conditions of the Award with respect to any period prior to the date upon which a book entry is created for the Participant with respect to such Shares following exercise of such SAR in accordance with the provisions of the Plan and the applicable Award Agreement.

7.8. Termination of Employment or Service. The Committee may establish and set forth in the applicable Award Agreement the terms and conditions under which a SAR shall remain exercisable, if at all, upon a Termination of the Participant; provided, however, that in no event may a SAR be exercised after the expiration date of such SAR specified in the applicable Award Agreement, except as provided in the last sentence of Section 7.3. The provisions of Section 6.8 above shall apply to any SAR as if such SAR were an Option if the Award Agreement evidencing such SAR does not specify the terms and conditions upon which such SAR shall be forfeited or be exercisable or terminate upon, or after, a Termination of the Participant.

ARTICLE VIII.

RESTRICTED STOCK AND RESTRICTED STOCK UNITS

8.1. Awards of Restricted Stock and Restricted Stock Units. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts as the Committee shall determine. Subject to the terms and conditions of this Article VIII and the Award Agreement, upon creation of a book entry evidencing a Participant’s ownership of Shares of Restricted Stock, pursuant to Section 8.6, the Participant shall have all of the rights of a stockholder with respect to such Shares, subject to the terms and restrictions set forth in this Article VIII or the applicable Award Agreement or as determined by the Committee. Restricted Stock Units shall be similar to Restricted Stock, except no Shares are actually awarded to a Participant who is granted Restricted Stock Units on the Grant Date thereof, and such Participant shall have no rights of a stockholder with respect to such Restricted Stock Units.

8.2. Award Agreement. Each Restricted Stock and/or Restricted Stock Unit Award shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, and such other provisions as the Committee shall determine in accordance with the Plan.

8.3. Nontransferability of Restricted Stock. Except as provided in this Article VIII, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, encumbered, alienated, hypothecated or otherwise disposed of until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Award Agreement.

8.4. Period of Restriction and Other Restrictions. The Period of Restriction shall lapse based on a Participant’s continuing service or employment with the Company, a Subsidiary or an Affiliate, the achievement of performance goals, the satisfaction of other conditions or restrictions or upon the occurrence of other events, in each case, as determined by the Committee, at its discretion, and stated in the Award Agreement.

8.5. Delivery of Shares, Payment of Restricted Stock Units. Subject to Section 20.9, after the last day of the Period of Restriction applicable to a Participant’s Shares of Restricted Stock, and after all conditions and restrictions applicable to such Shares of Restricted Stock have been satisfied or lapse (including satisfaction of any applicable withholding tax obligations), pursuant to the applicable Award Agreement, such Shares of Restricted Stock shall become freely transferable by such Participant. After the last day of the Period of Restriction applicable to a Participant’s Restricted Stock Units, and after all conditions and restrictions applicable to Restricted Stock Units have been satisfied or lapse (including satisfaction of any applicable withholding tax obligations), pursuant to the applicable Award Agreement, such Restricted Stock Units shall be settled by delivery of Shares, a cash payment determined by reference to the then current Fair Market Value of Shares, or a combination of Shares and cash, as determined in the sole discretion of the Committee, either by the terms of the Award Agreement or otherwise.

8.6. Forms of Restricted Stock Awards. Each Participant who receives an Award of Shares of Restricted Stock shall be issued “book entry” Shares (i.e., a computerized or manual entry) in the records of the Company or its transfer agent in the name of the Participant who has received the Award. Such records of the Company or such agent shall, absent manifest error, be binding on all Participants who receive Restricted Stock Awards. Such records shall also refer to the terms, conditions and restrictions applicable to such Award, substantially in the following form:

“The transferability of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Aradigm Corporation 2015 Equity Incentive Plan and an Award Agreement, as well as the terms and conditions of applicable law. Copies of such plan and agreement are on file at the offices of Aradigm Corporation.”

The Committee may require a Participant who receives book entry Shares evidencing a Restricted Stock Award to immediately deposit a stock power or other appropriate instrument of transfer, endorsed in blank by the Participant, with signatures guaranteed in accordance with the Exchange Act if required by the Committee, with the Secretary of the Company or an escrow holder as provided in the immediately following sentence. The Secretary of the Company or such escrow holder as the Committee may appoint shall retain custody of the Shares representing a Restricted Stock Award until the Period of Restriction and any other restrictions imposed by the Committee or under the Award Agreement with respect to the Shares evidenced by such certificate expire or shall have been removed. The use of book entries to evidence the ownership of Shares of Restricted Stock, in accordance with this Section 8.6, shall not affect the rights of Participants as owners of the Shares of Restricted Stock awarded to them, nor affect the restrictions applicable to such Shares under the Award Agreement or the Plan, including the Period of Restriction.

8.7. Voting Rights. Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by law, as determined by the Committee, Participants holding Shares of Restricted Stock shall be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Stock Units.

8.8. Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock shall be credited with any cash dividends paid with respect to such Shares while they are so held, and such dividends shall be paid to the Participants if and when their rights vest at the end of the Period of Restriction, unless otherwise determined by the Committee and set forth in the Award Agreement. Except as set forth in the Award Agreement, in the event of (a) any adjustment as provided in Section 4.4, or (b) any shares or securities are received as a dividend, or an extraordinary dividend is paid in cash, on Shares of Restricted Stock, any new or additional Shares or securities or any extraordinary dividends paid in cash received by a recipient of

Restricted Stock shall be subject to the same terms and conditions, including the Period of Restriction, as relate to the original Shares of Restricted Stock.

8.9. Termination of Employment or Service. Except as otherwise provided in this Section 8.9, during the Period of Restriction, any Restricted Stock Units and/or Shares of Restricted Stock held by a Participant shall be forfeited and revert to the Company (or, if Shares of Restricted Stock were sold to the Participant, the Participant shall be required to resell such Shares to the Company at cost) upon the Participant’s Termination or the failure to meet or satisfy any applicable performance goals or other terms, conditions and restrictions to the extent set forth in the applicable Award Agreement. Each applicable Award Agreement shall set forth the extent to which, if any, the Participant shall have the right to retain Restricted Stock Units and/or Shares of Restricted Stock, then subject to the Period of Restriction, following such Participant’s Termination. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the applicable Award Agreement, need not be uniform among all such Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for, or circumstances of, such Termination.

ARTICLE IX.

PERFORMANCE SHARES, PERFORMANCE UNITS, AND CASH-BASED AWARDS

9.1. Grant of Performance Shares, Performance Units and Cash-Based Awards. Subject to the terms of the Plan, Performance Shares, Performance Units, and/or Cash-Based Awards may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee, in accordance with the Plan. A Performance Share, Performance Unit or Cash-Based Award entitles the Participant who receives such Award to receive Shares or cash upon the attainment of applicable performance goals for the applicable Performance Period, and/or satisfaction of other terms and conditions, in each case determined by the Committee, and which may be set forth in the Award Agreement. Such entitlements of a Participant with respect to his or her outstanding Performance Share, Performance Unit or Cash-Based Award shall be reflected by a bookkeeping entry in the records of the Company, unless otherwise provided by the Award Agreement. The terms and conditions of such Awards shall be consistent with the Plan and set forth in the Award Agreement and need not be uniform among all such Awards or all Participants receiving such Awards.

9.2. Earned Performance Shares, Performance Units and Cash-Based Awards. Performance Shares, Performance Units and Cash-Based Awards shall become earned, in whole or in part, based upon the attainment of performance goals specified by the Committee and/or the occurrence of any event or events and/or satisfaction of such terms and conditions, including a Change in Control, as the Committee shall determine, either at or after the Grant Date. The Committee shall determine the extent to which any applicable performance goals and/or other terms and conditions of a Performance Unit, Performance Share or Cash-Based Award are attained or not attained following conclusion of the applicable Performance Period. The Committee may, in its discretion, waive any such performance goals and/or other terms and conditions relating to any such Award, subject to Section 12.3.

9.3. Form and Timing of Payment of Performance Units, Performance Shares and Cash-Based Awards. Payment of earned Performance Units, Performance Shares and Cash-Based Awards shall be as determined by the Committee and as set forth in the Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Units, Performance Shares and Cash-Based Awards in the form of cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Performance Units, Performance Shares or Cash-Based Awards following conclusion of the Performance Period and the Committee’s determination of attainment of applicable performance goals and/or other terms and conditions in accordance with Section 9.2. Such Shares may be granted subject to any restrictions that may be imposed by the Committee, including a Period of Restriction or mandatory deferral. The determination of the Committee with respect to the form of payment of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

9.4. Rights as a Stockholder. A Participant receiving a Performance Unit, Performance Share or Cash-Based Award shall have the rights of a stockholder only as to Shares, if any, actually received by the Participant upon satisfaction or achievement of the terms and conditions of such Award and not with respect to Shares subject to the Award but not actually issued to such Participant. Notwithstanding the foregoing, a Participant receiving a Performance Unit, Performance Share or Cash-Based Award shall not have any rights to dividends with respect to any Shares earned upon satisfaction or achievement of the terms and conditions of the Award with respect to any period prior to the date such Shares are actually issued to the Participant.

9.5. Termination of Employment or Service. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Performance Units, Performance Shares and/or Cash-Based Awards following such Participant’s Termination. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the applicable Award Agreement, need not be uniform among all such Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for Termination.

ARTICLE X.

STOCK-BASED AWARDS

10.1. Other Stock-Based Awards. The Committee may grant types of equity-based or equity-related Awards not otherwise described by the terms of the Plan (including the grant or offer for sale of unrestricted Shares), in such amounts (subject to Article IV) and subject to such terms and conditions, as the Committee shall determine. More specifically, grants of equity-based or equity-related Awards can be made to pay all or a portion of a Participant’s salary or bonus or in addition to a Participant’s salary or bonus. Such Other Stock-Based Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

10.2. Value of Other Stock-Based Awards. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee. The Committee may establish performance goals in its discretion, and any such performance goals shall be set forth in the applicable Award Agreement. If the Committee exercises its discretion to establish performance goals, the number and/or value of Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which such performance goals are met.

10.3. Payment of Other Stock-Based Awards. Payment, if any, with respect to an Other Stock-Based Award shall be made in accordance with the terms of the Award, as set forth in the Award Agreement, in cash, Shares or a combination of cash and Shares, as the Committee determines.

10.4. Termination of Employment or Service. The Committee shall determine the extent to which the Participant shall have the right to receive Other Stock-Based Awards following the Participant’s Termination. Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in the applicable Award Agreement, but need not be uniform among all Other Stock-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for Termination.

10.5. Rights as a Stockholder. A Participant receiving an Other Stock-Based Award that is earned, in whole or in part, upon the attainment of performance goals (other than, or in addition to, the passage of time) shall not have any rights to dividends with respect to any Shares earned upon satisfaction or achievement of the terms and conditions of such Award with respect to any period prior to the date such Shares are actually issued to the Participant.

ARTICLE XI.

DIVIDEND EQUIVALENTS

11.1. Dividend Equivalents. Unless otherwise provided by the Committee, no adjustment shall be made in the Shares issuable or taken into account under Awards on account of cash dividends that may be paid or other rights that may be issued to the holders of Shares prior to issuance of such Shares under such Award. The Committee may grant Dividend Equivalents based on the dividends declared on Shares that are subject to any Award, including any Award the payment or settlement of which is deferred pursuant to Section 20.6. Dividend Equivalents may be credited as of the dividend payment dates, during the period between the Grant Date of the Award and the date the Award becomes payable or terminates or expires. Dividend Equivalents may be subject to any limitations and/or restrictions determined by the Committee. Dividend Equivalents shall be converted to cash or additional Shares by such formula and at such time, and shall be paid at such times, as may be determined by the Committee. Notwithstanding the foregoing, (i) Dividend Equivalents shall not be payable until and to the extent the underlying Award vests or is exercised, and (ii) the Committee may not grant Dividend Equivalents relating to Shares underlying (w) an Option, (x) a SAR, (y) any unearned Award that is intended to qualify as Performance-Based Compensation, or (z) any other Award that is earned, in whole or in part, upon the attainment of performance goals (other than, or in addition to, the passage of time).

ARTICLE XII.

PERFORMANCE MEASURES

12.1. Performance Measures. The objective performance goals upon which the granting, payment and/or vesting of Awards that are intended to qualify as Performance-Based Compensation may occur shall be based on any one or more of the following Performance Measures selected by the Committee:

(i) earnings per share; (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization (EBITDA); (iv) net earnings; (v) total shareholder return; (vi) return on equity; (vii) return on assets, investment or capital employed; (viii) operating margin; (ix) gross margin; (x) operating income; (xi) net income (before or after taxes); (xii) net operating income; (xiii) net operating income after tax; (xiv) pre- and after-tax income; (xv) pre-tax profit; (xvi) operating cash flow; (xvii) sales or revenue targets; (xviii) increases in revenue or product revenue; (xix) expenses and cost reduction goals; (xx) improvement in or attainment of expense levels; (xxi) improvement in or attainment of working capital levels; (xxii) economic value added (or an equivalent metric); (xxiii) market share; (xxiv) cash flow; (xxv) cash flow per share; (xxvi) share price performance; (xxvii) debt reduction; (xxviii) implementation or completion of projects or processes; (xxix) customer satisfaction; (xxx) total shareholder return; (xxxi) shareholders’ equity; and (xxxii) other measures of performance selected by the Board.

Such performance goals shall be established by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Code Section 162(m)(4)(C), or any successor provision thereto, and the regulations thereunder, for Performance-Based Compensation, and may be set forth in the applicable Award Agreement. Any Performance Measures may be used to measure the performance of the Company, Subsidiaries and/or any Affiliates or any business unit, division, service or product of the Company, its Affiliates, and/or Subsidiaries or any combination thereof, over such period or periods, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of one or more comparator companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Committee may select any relevant Performance Measure as compared to any stock market index or indices, growth rates or trends.

12.2. Evaluation of Performance. Notwithstanding any other provision of the Plan, payment or vesting of any such Award that is intended to qualify as Performance-Based Compensation shall not be made until the Committee certifies in writing that the applicable performance goals and any other material terms of such Award were in fact satisfied, except as otherwise provided in Section 12.3. The Committee may provide in the Award Agreement with respect to any such Award that any evaluation of performance shall include or exclude any of the following events that occur during a Performance Period: (a) gains or losses on sales or dispositions, (b) asset write-downs, (c) changes in tax law or rate, including the impact on deferred tax liabilities, (d) the cumulative effect of changes in accounting principles or changes in accounting policies, (e) with respect to fiscal years beginning prior to December 16, 2015, “extraordinary items” described in Accounting Principles Board Opinion No. 30, and/or with respect to fiscal years beginning after December 15, 2015, events of an “unusual nature” and/or of a type that indicate “infrequency of occurrence,” as defined in FASB Accounting Standards Update 2015 – 01, and appearing in the Company’s financial statements or notes thereto appearing in the Company’s Annual Report on Form 10K, and/or in management’s discussion and analysis of financial performance appearing in such Annual Report, (f) acquisitions occurring after the start of a Performance Period or unbudgeted costs incurred related to future acquisitions, (g) operations discontinued, divested or restructured, including severance costs, (h) gains or losses on refinancing or extinguishment of debt, (i) foreign exchange gains and losses and (j) any similar event or condition specified in such Award Agreement. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

12.3. Adjustment of Performance-Based Compensation. Notwithstanding any provision of the Plan to the contrary, with respect to any Award that is intended to qualify as Performance-Based Compensation, (a) the Committee may adjust downwards, but not upwards, any amount payable, or other benefits granted, issued, retained and/or vested pursuant to such an Award on account of satisfaction of the applicable performance goals on the basis of such further considerations as the Committee in its discretion shall determine, and (b) the Committee may not waive the achievement of the applicable performance goals, except in the case of the Participant’s death or disability or a Change in Control.

12.4. Committee Discretion. In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting of such Awards on performance measures other than those set forth in Section 12.1.

ARTICLE XIII.

TRANSFERABILITY OF AWARDS; BENEFICIARY DESIGNATION

13.1. Transferability of Incentive Stock Options. No ISO may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than (i) by will or by the laws of descent and distribution, (ii) to the extent permitted by the Code, by gift or other transfer to any trust or estate in which the original ISO recipient or such recipient’s spouse or other immediate relative has a substantial beneficial interest, or to a spouse or other immediate relative, provided that any such transfer is permitted subject to Rule 16b-3 issued pursuant to the Exchange Act as in effect when such transfer occurs and the Board does not rescind this provision prior to such transfer; or (iii) in accordance with Section 13.3. No ISO shall be transferable pursuant to a domestic relations order or similar order. Further, all ISOs granted to a Participant shall be exercisable during his or her lifetime only by such Participant.

13.2. All Other Awards. Except as otherwise provided in Section 8.5 or Section 13.3 or a Participant’s Award Agreement or otherwise determined at any time by the Committee, no Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than (i) by will or by the laws of descent and distribution or (ii) by gift or other transfer to any trust or estate in which the original Award recipient or such recipient’s spouse or other immediate relative has a substantial beneficial interest, or to a spouse or other immediate relative, provided that any such transfer is permitted subject to Rule 16b-3 issued pursuant to the Exchange Act as in effect when such transfer occurs and the Board does not rescind this provision prior to such transfer; provided that the Committee may permit further transferability, on a general or a specific basis, and may impose conditions and limitations on any permitted transferability, subject to Section 13.1 and any applicable Period of Restriction; provided further, however, that no Award may be transferred for value or other consideration without first obtaining approval thereof by the stockholders of the Company and no Award shall be transferable pursuant to a domestic relations order or similar order. Further, except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, or unless the Committee decides to permit further transferability, subject to Section 13.1 and any applicable Period of Restriction, all Awards granted to a Participant under the Plan, and all rights with respect to such Awards, shall be exercisable or available during his or her lifetime only by or to such Participant. With respect to those Awards, if any, that are permitted to be transferred to another individual, references in the Plan to exercise or payment related to such Awards by or to the Participant shall be deemed to include, as determined by the Committee, the Participant’s permitted transferee. In the event any Award is exercised by or otherwise paid to the executors, administrators, heirs or distributees of the estate of a deceased Participant, or such a Participant’s beneficiary, or the transferee of an Award, in any such case, pursuant to the terms and conditions of the Plan and the applicable Agreement and in accordance with such terms and conditions as may be specified from time to time by the Committee, the Company shall be under no obligation to issue Shares thereunder unless and until the Company is satisfied, as determined in the discretion of the Committee, that the person or persons exercising such Award, or to receive such payment, are the duly appointed legal representative of the deceased Participant’s estate or the proper legatees or distributees thereof or the named beneficiary of such Participant, or the valid transferee of such Award, as applicable. Any purported assignment, transfer or encumbrance of an Award that does not comply with this Section 13.2 shall be void and unenforceable against the Company.

13.3. Beneficiary Designation. Each Participant may, from time to time, name any beneficiary or beneficiaries who shall be permitted to exercise his or her Option or SAR or to whom any benefit under the Plan is to be paid in case of the Participant’s death before he or she fully exercises his or her Option or SAR or receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during the Participant’s lifetime. In the absence of any such beneficiary designation, a Participant’s unexercised Option or SAR, or amounts due but remaining unpaid to such Participant, at the Participant’s death, shall be exercised or paid as designated by the Participant by will or by the laws of descent and distribution.

ARTICLE XIV.

RIGHTS OF PARTICIPANTS

14.1. Rights or Claims. No person shall have any rights or claims under the Plan except in accordance with the provisions of the Plan and any applicable Award Agreement. The liability of the Company and any Subsidiary or Affiliate under the Plan is limited to the obligations expressly set forth in the Plan, and no term or provision of the Plan may be construed to impose any further or additional duties, obligations, or costs on the Company, any Subsidiary or any Affiliate thereof or the Board or the Committee not expressly set forth in the Plan. The grant of an Award under the Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in the Plan as being applicable to such type of Award, or to all Awards, or as are expressly set forth in the Award Agreement evidencing such Award. Without limiting the generality of the foregoing, neither the existence of the Plan nor anything contained in the Plan or in any Award Agreement shall be deemed to:

(a) Give any Eligible Individual the right to be retained in the service of the Company, an Affiliate and/or a Subsidiary, whether in any particular position, at any particular rate of compensation, for any particular period of time or otherwise;

(b) Restrict in any way the right of the Company, an Affiliate and/or a Subsidiary to terminate, change or modify any Eligible Individual’s employment or service at any time with or without Cause;

(c) Confer on any Eligible Individual any right of continued relationship with the Company, an Affiliate and/or a Subsidiary, or alter any relationship between them, including any right of the Company or an Affiliate or Subsidiary to terminate, change or modify its relationship with an Eligible Individual;

(d) Constitute a contract of employment or service between the Company or any Affiliate or Subsidiary and any Eligible Individual, nor shall it constitute a right to remain in the employ or service of the Company or any Affiliate or Subsidiary;

(e) Give any Eligible Individual the right to receive any bonus, whether payable in cash or in Shares, or in any combination thereof, from the Company, an Affiliate and/or a Subsidiary, nor be construed as limiting in any way the right of the Company, an Affiliate and/or a Subsidiary to determine, in its sole discretion, whether or not it shall pay any Eligible Individual bonuses, and, if so paid, the amount thereof and the manner of such payment; or

(f) Give any Participant any rights whatsoever with respect to an Award except as specifically provided in the Plan and the Award Agreement.

14.2. Adoption of the Plan. The adoption of the Plan shall not be deemed to give any Eligible Individual or any other individual any right to be selected as a Participant or to be granted an Award, or, having been so selected, to be selected to receive a future Award.

14.3. Vesting. Notwithstanding any other provision of the Plan, a Participant’s right or entitlement to exercise or otherwise vest in any Award not exercisable or vested at the Grant Date thereof shall only result from continued employment, or continued services as a Non-Employee Director, Consultant or Independent Contractor, as the case may be, with the Company or any Subsidiary or Affiliate, or satisfaction of any performance goals or other conditions or restrictions applicable, by its terms, to such Award, except, in each such case, as the Committee may, in its discretion, expressly determine otherwise.

14.4. No Effects on Benefits; No Damages. Payments and other compensation received by a Participant under an Award are not part of such Participant’s normal or expected compensation for any purpose, including calculating termination, indemnity, severance, resignation, redundancy, end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments under any laws, plans, contracts, policies, programs, arrangements, or otherwise. A Participant shall, by participating in the Plan, waive any and all rights to compensation or damages in consequence of Termination of such Participant for any reason whatsoever, whether lawfully or otherwise, insofar as those rights arise or may arise from such Participant ceasing to have rights under the Plan as a result of such Termination, or from the loss or diminution in value of such rights or entitlements, including by reason of the operation of the terms of the Plan or the provisions of any statute or law relating to taxation. No claim or entitlement to compensation or damages arises from the termination of the Plan or diminution in value of any Award or Shares purchased or otherwise received under the Plan.

14.5. One or More Types of Awards. A particular type of Award may be granted to a Participant either alone or in addition to other Awards under the Plan.

ARTICLE XV.

CHANGE IN CONTROL

15.1. Alternative Awards. The occurrence of a Change in Control will not itself result in the cancellation, acceleration of exercisability or vesting, lapse of any Period of Restriction or settlement or other payment with respect to any outstanding Award to the extent that the Board or the Committee determines in its discretion, prior to such Change in Control, that such outstanding Award shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted Award being hereinafter referred to as an “Alternative Award”) by the New Employer, provided that any Alternative Award must:

(a) be based on securities that are traded on an established United States securities market, or which will be so traded within sixty (60) days following the Change in Control;

(b) provide the Participant (or each Participant in a class of Participants) with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award, including an identical or better exercise or vesting schedule and identical or better timing and methods of payment;

(c) have substantially equivalent economic value to such Award immediately prior to the Change in Control (as determined by the Board or the Committee (as constituted prior to the Change in Control), in its discretion);

(d) have terms and conditions which provide that if the Participant incurs a Termination by the New Employer under any circumstances other than involuntary Termination for Cause or resignation without Good Reason within one (1) year following the Change in Control, (i) any conditions on a Participant’s rights under, or any restrictions on transfer or exercisability applicable to, such Alternative Award shall be waived or shall lapse in full, and such Alternative Award shall become fully vested and exercisable, as the case may be, and (ii) to the extent applicable, each such Alternative Award outstanding as of the date of such Termination may thereafter be exercised until the later of (A) the last date on which such Award would have been exercisable in the absence of this Section 15.1, and (B) the earlier of (I) the third anniversary of such Change in Control and (II) expiration of the term of such Award; and

(e) not subject the Participant to the assessment of additional taxes or penalties under Section 409A of the Code.

15.2. Accelerated Vesting and Payment.

(a) In the event Section 15.1 does not apply, upon a Change in Control, (i) all outstanding Awards shall become fully vested, nonforfeitable and, to the extent applicable, exercisable immediately prior to the Change in Control; (ii) the Board or the Committee (as constituted prior the Change in Control) shall provide that in connection with the Change in Control (A) each outstanding Option and Stock Appreciation Right shall be cancelled in exchange for an amount (payable in accordance with Section 15.2(b)) equal to the excess, if any, of the Fair Market Value of the Common Stock on the date of the Change in Control over the Option Price or Grant Price applicable to such Option or Stock Appreciation Right, (B) each Share of Restricted Stock, each Restricted Stock Unit and each other Award denominated in Shares shall be cancelled in exchange for an amount (payable in accordance with Section 15.2(b)) equal to the Change in Control Price multiplied by the number of Shares covered by such Award, (C) each Award not denominated in Shares shall be cancelled in exchange for the full amount of such Award (payable in accordance with Section 15.2(b)), and (D) any Award the payment or settlement of which was deferred under Section 20.6 or otherwise shall be cancelled in exchange for the full amount of such deferred Award (payable in accordance with Section 15.2(b)); (iii) the performance goals applicable to any outstanding Awards of Performance Shares, Performance Units, Cash-Based Awards and other Awards shall be deemed to have been attained at the target level (unless actual performance exceeds the target, in which case actual performance shall be used) for the entire applicable Performance Period then outstanding; and (iv) the Board or the Committee (as constituted prior the Change in Control) may, in addition to the consequences otherwise set forth in this Section 15.2(a), make adjustments and / or settlements of outstanding Awards as it deems appropriate and consistent with the Plan’s purposes. To the extent the Option Price of an Option or the Grant Price of a SAR is greater than the per share consideration payable to a shareholder in connection with a Change in Control, each such Option and SAR shall be canceled unilaterally with no payment therefore.

(b) Payments. Payment of any amounts in accordance with this Section 15.2 shall be made in cash or, if determined by the Board or the Committee (as constituted prior to the Change in Control), in securities of the New Employer that are traded on an established United States securities market, or which will be so traded within sixty (60) days following the Change in Control, having an aggregate fair market value (as determined by such Board or Committee) equal to such amount or in a combination of such securities and cash. All amounts payable hereunder shall be payable in full, as soon as reasonably practicable, but in no event later than ten (10) business days, following the Change in Control.

15.3. Certain Terminations Prior to Change in Control. Any Participant who incurs a Termination under any circumstances other than involuntary Termination for Cause or resignation without Good Reason on or after the date on which the Company entered into an agreement in principle the consummation of which would constitute a Change in Control, but prior to such consummation, and such Change in Control actually occurs, shall be treated, solely for purposes of the Plan (including this Article XV), as continuing in the Company’s, or the applicable Subsidiary’s or Affiliate’s, employment or service until the occurrence of such Change in Control and to have been Terminated under such circumstances immediately thereafter.

15.4. No Implied Rights; Other Limitations. No Participant shall have any right to prevent the consummation of any of the acts described in Section 4.4 or 15.1 affecting the number of Shares available to, or other entitlement of, such Participant under the Plan or such Participant’s Award. Any actions or determinations of the Committee under this Article XV need not be uniform as to all outstanding Awards, nor treat all Participants identically. Notwithstanding the adjustments described in Section 15.1, in no event may any ISO be exercised after ten (10) years from the Grant Date thereof, and any changes to ISOs pursuant to this Article XV shall, unless the Committee determines otherwise, only be effective to the extent such adjustments or changes do not cause a “modification” (within the meaning of Section 424(h)(3) of the Code) of such ISOs or adversely affect the tax status of such ISOs.

15.5. Termination, Amendment, and Modifications of Change in Control Provisions. Notwithstanding any other provision of the Plan (but subject to the limitations of the last sentence of Section 16.1 and Section 16.2) or any Award Agreement provision, the provisions of this Article XV may not be terminated, amended, or modified on or after the date of a Change in Control to materially impair any Participant’s Award theretofore granted and then outstanding under the Plan without the prior written consent of such Participant.

15.6. Excess Parachute Payments. It is recognized that under certain circumstances: (a) payments or benefits provided to a Participant might give rise to an “excess parachute payment” within the meaning of Section 280G of the Code; and (b) it might be beneficial to a Participant to disclaim some portion of the payment or benefit in order to avoid such “excess parachute payment” and thereby avoid the imposition of an excise tax resulting therefrom; and (c) under such circumstances it would not be to the disadvantage of the Company to permit the Participant to disclaim any such payment or benefit in order to avoid the “excess parachute payment” and the excise tax resulting therefrom.

Accordingly, the Participant may, at the Participant’s option, exercisable at any time or from time to time, disclaim any entitlement to any portion of the payment or benefits arising under this Plan which would constitute “excess parachute payments,” and it shall be the Participant’s choice as to which payments or benefits shall be so surrendered, if and to the extent that the Participant exercises such option, so as to avoid “excess parachute payments” provided, however, that Participant must first surrender payments or benefits that are payable in the same calendar year as the event giving rise to such “excess parachute payment” and, if additional payments or benefits are surrendered, must then surrender payments or benefits that are payable in the immediately succeeding calendar year and provided further that no payment or benefit that is surrendered shall affect the amount of payment or benefit payable in a subsequent calendar year.

ARTICLE XVI.

AMENDMENT, MODIFICATION, AND TERMINATION

16.1. Amendment, Modification, and Termination. The Board may, at any time and with or without prior notice, amend, alter, suspend, or terminate the Plan in whole or in part, in its sole discretion, and the Committee may, to the extent permitted by the Plan, amend the terms of any Award theretofore granted, including any Award Agreement, in each case, retroactively or prospectively; provided, however, that no such amendment, alteration, suspension, or termination of the Plan shall be made which, without first obtaining approval of the stockholders of the Company (where such approval is necessary to satisfy (i) the then-applicable requirements of Rule 16b-3, (ii) any requirements under the Code relating to ISOs, or (iii) any applicable law, regulation or rule (including the applicable regulations and rules of the SEC and any national securities exchange)), would:

(a) except as is provided in Section 4.4, increase the maximum number of Shares which may be sold or awarded under the Plan or increase the maximum limitations set forth in Section 4.3;

(b) except as is provided in Section 4.4, decrease the minimum Option Price or Grant Price requirements of Sections 6.3 and 7.2, respectively;

(c) change the class of persons eligible to receive Awards under the Plan;

(d) change the Performance Measures set forth in Section 12.1;

(e) extend the duration of the Plan or the maximum period during which Options or SARs may be exercised under Section 6.4 or 7.6, as applicable; or

(f) otherwise require stockholder approval to comply with any applicable law, regulation or rule (including the applicable regulations and rules of the SEC and any national securities exchange).

In addition, (A) no such amendment, alteration, suspension or termination of the Plan or any Award theretofore granted, including any Award Agreement, shall be made which would materially impair the previously accrued rights of a Participant under any outstanding Award without the written consent of such Participant, provided, however, that the Board may amend or alter the Plan and the Committee may amend or alter any Award, including any Agreement, either retroactively or prospectively, without the consent of the applicable Participant, (x) so as to preserve or come within any exemptions from liability under Section 16(b) of the Exchange Act, pursuant to the rules and releases promulgated by the SEC (including Rule 16b-3), and/or so that any Award that is intended to qualify as Performance-Based Compensation shall qualify for the performance-based compensation exception under Code Section 162(m) (or any successor provision), or (y) if the Board or the Committee determines in its discretion that such amendment or alteration either (I) is required or advisable for the Company, the Plan or the Award to satisfy, comply with or meet the requirements of any law, regulation, rule or accounting standard or (II) is not reasonably likely to significantly diminish the benefits provided under such Award, or that such diminishment has been or will be adequately compensated, and (B) except in connection with a Share Change or Corporate Transaction or as otherwise provided in Section 4.4, but notwithstanding any other provisions of the Plan, neither the Board nor the Committee may take any action: (1) to amend the terms of an outstanding Option or SAR to reduce the Option Price or Grant Price thereof, cancel an Option or SAR and replace it with a new Option or SAR with a lower Option Price or Grant Price, or that has an economic effect that is the same as any such reduction or cancellation; or (2) to cancel an outstanding Option or SAR in exchange for the grant of another type of Award, without, in each such case, first obtaining approval of the stockholders of the Company of such action.

16.2. Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Board or the Committee shall make such adjustments in the terms and conditions of, and the criteria included in, Awards as the Board or the Committee deems appropriate and equitable in recognition of unusual or nonrecurring events (including the events described in Section 4.4) affecting the Company or its Subsidiaries or Affiliates or the financial statements of the Company or its Subsidiaries or Affiliates or of changes in applicable laws, regulations, rules or accounting principles. The Committee shall determine any adjustment pursuant to this Section 16.2(a) with respect to an Award that provides for Performance-Based Compensation consistent with the intent that such Award qualify for the performance-based compensation exception under Section 162(m) of the Code, and (b) after taking into account, among other things, to the extent applicable, the provisions of the Code applicable to Incentive Stock Options and the provisions of Section 409A of the Code. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.

ARTICLE XVII.

TAX WITHHOLDING AND OTHER TAX MATTERS

17.1. Tax Withholding. The Company and/or any Subsidiary or Affiliate are authorized to withhold from any Award granted or payment due under the Plan the amount of all federal, state, local and non-United States taxes due in respect of such Award or payment and take any such other action as may be necessary or appropriate, as determined by the Committee, to satisfy all obligations for the payment of such taxes. No later than the date as of which an amount first becomes includible in the gross income or wages of a Participant for federal, state, local, or non-U.S. tax purposes with respect to any Award, such Participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any federal, state, local or non-U.S. taxes or social security (or similar) contributions of any kind required by law to be withheld with respect to such amount. The obligations of the Company under the Plan shall be conditional on such payment or satisfactory arrangements (as determined by the Committee in its discretion), and the Company and the Subsidiaries and Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to such Participant, whether or not under the Plan.

17.2. Withholding or Tendering Shares. Without limiting the generality of Section 17.1, subject to any applicable laws, the Committee may in its discretion permit a Participant to satisfy or arrange to satisfy, in whole or in part, the tax obligations incident to an Award by: (a) electing to have the Company withhold Shares or other property otherwise deliverable to such Participant pursuant to his or her Award (provided, however, that the amount of any Shares so withheld shall not exceed the amount necessary to satisfy required federal, state, local and non-United States withholding obligations using the minimum statutory withholding rates for federal, state, local and/or non-U.S. tax purposes, including payroll taxes, that are applicable to supplemental taxable income) and/or (b) tendering to the Company Shares already owned by such Participant (or by such Participant and his or her spouse jointly) and either held by the Participant for at least six (6) months at the time of exercise or purchased on the open market, based, in each case, on the Fair Market Value of the Common Stock on the payment date as determined by the Committee. All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate. The Committee may establish such procedures as it deems appropriate, including making irrevocable elections, for settlement of withholding obligations with Common Stock.

17.3. Restrictions. The satisfaction of tax obligations pursuant to this Article XVII shall be subject to such restrictions as the Committee may impose, including any restrictions required by applicable law or the rules and regulations of the SEC, and shall be construed consistent with an intent to comply with any such applicable laws, rules and regulations.

17.4. Special ISO Obligations. The Committee may require a Participant to give prompt written notice to the Company concerning any disposition of Shares received upon the exercise of an ISO within: (i) two (2) years from the Grant Date of such ISO to such Participant or (ii) one (1) year from the transfer of such Shares to such Participant or (iii) such other period as the Committee may from time to time determine. The Committee may direct that a Participant with respect to an ISO undertake in the applicable Award Agreement to give such written notice described in the preceding sentence, at such time and containing such information as the Committee may prescribe, and/or that the book entry Shares acquired by exercise of an ISO refer to such requirement to give such notice.

17.5. Section 83(b) Election. If a Participant makes an election under Section 83(b) of the Code to be taxed with respect to an Award as of the date of transfer of Shares rather than as of the date or dates upon which the Participant would otherwise be taxable under Section 83(a) of the Code, such Participant shall deliver a copy of such election to the Company upon or prior to the filing of such election with the Internal Revenue Service. Neither the Company nor any Subsidiary or Affiliate shall have any liability or responsibility relating to or arising out of the filing or not filing of any such election or any defects in its construction.

17.6. No Guarantee of Favorable Tax Treatment. Although the Company intends to administer the Plan so that Awards will be exempt from, or will comply with, the requirements of Code Section 409A, the Company does not warrant that any Award under the Plan will qualify for favorable tax treatment under Code Section 409A or any other provision of federal, state, local, or non-United States law. the Company shall not be liable to any Participant for any tax, interest, or penalties the Participant might owe as a result of the grant, holding, vesting, exercise, or payment of any Award under the Plan.

17.7. Nonqualified Deferred Compensation.

(a) It is the intention of the Company that no Award shall be deferred compensation subject to Code Section 409A unless and to the extent that the Committee specifically determines otherwise as provided in paragraph (b) of this Section 17.7, and the Plan and the terms and conditions of all Awards shall be interpreted and administered accordingly.

(b) The terms and conditions governing any Awards that the Committee determines will be subject to Section 409A of the Code, including any rules for payment, including elective or mandatory deferral of the payment or delivery of cash or Shares pursuant thereto, and any rules regarding treatment of such Awards in the event of a Change in Control, shall be set forth in the applicable Award Agreement and shall be intended to comply in all respects with Section 409A of the Code, and the Plan and the terms and conditions of such Awards shall be interpreted and administered accordingly.

(c) The Committee shall not extend the period to exercise an Option or Stock Appreciation Right to the extent that such extension would cause the Option or Stock Appreciation Right to become subject to Code Section 409A.

(d) Unless the Committee provides otherwise in an Award Agreement, each Restricted Stock Unit, Performance Unit, Performance Share, Cash-Based Award and/or Other Stock-Based Award shall be paid in full to the Participant no later than the fifteenth day of the third month after the end of the first calendar year in which such Award is no longer subject to a “substantial risk of forfeiture” within the meaning of Code Section 409A. If the Committee provides in an Award Agreement that a Restricted Stock Unit, Performance Unit, Performance Share, Cash-Based Award or Other Stock-Based Award is intended to be subject to Code Section 409A, the Award Agreement shall include terms that are intended to comply in all respects with Code Section 409A.

(e) Notwithstanding any other provision of the Plan or an Award Agreement to the contrary, no event or condition shall constitute a Change in Control with respect to an Award to the extent that, if it were, a 20% additional income tax would be imposed under Section 409A of the Code on the Participant who holds such Award; provided that, in such a case, the event or condition shall continue to constitute a Change in Control to the maximum extent possible (for example, if applicable, in respect of vesting without an acceleration of payment of such an Award) without causing the imposition of such 20% tax.

ARTICLE XVIII.

LIMITS OF LIABILITY; INDEMNIFICATION

18.1. Limits of Liability.

Any liability of the Company or a Subsidiary or Affiliate to any Participant with respect to any Award shall be based solely upon contractual obligations created by the Plan and the Award Agreement.

(a) None of the Company, any Subsidiary, any Affiliate, any member of the Board or the Committee or any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability, in the absence of bad faith, to any party for any action taken or not taken in connection with the Plan, except as may expressly be provided by statute.

(b) Each member of the Committee, while serving as such, shall be considered to be acting in his or her capacity as a director of the Company. Members of the Board of Directors and members of the Committee acting under the Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for gross negligence or willful misconduct in the performance of their duties.

(c) The Company shall not be liable to a Participant or any other person as to: (i) the non-issuance of Shares as to which the Company has been unable to obtain from any regulatory body having relevant jurisdiction the authority deemed by the Committee or the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, and (ii) any tax consequence expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Option or other Award.

18.2. Indemnification. Subject to the requirements of Delaware law, each individual who is or shall have been a member of the Committee or of the Board, or an officer of the Company or its Subsidiaries and Affiliates to whom authority was delegated in accordance with Article III, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of the individual’s own willful misconduct or except as provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individual may be entitled under the charter or by-laws of the Company, as a matter of law, or otherwise, or any power that the Company may have to indemnify or hold harmless such individual.

ARTICLE XIX.

SUCCESSORS

19.1. General. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on successors, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE XX.

MISCELLANEOUS

20.1. Drafting Context; Captions. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural. The words “Article,” “Section,” and “paragraph” herein shall refer to provisions of the Plan, unless expressly indicated otherwise. The words “include,” “includes,” and “including” herein shall be deemed to be followed by “without limitation” whether or not they are in fact followed by such words or words of similar import, unless the context otherwise requires. The headings and captions appearing herein are inserted only as a matter of convenience. They do not define, limit, construe, or describe the scope or intent of the provisions of the Plan.

20.2. Forfeiture Events. Notwithstanding any provision of the Plan to the contrary, the Committee shall have the authority to determine (and may so provide in any Agreement) that a Participant’s (including his or her estate’s, beneficiary’s or transferee’s) rights (including the right to exercise any Option or SAR), payments and benefits with respect to any Award shall be subject to reduction, cancellation, forfeiture or recoupment (to the extent permitted by applicable law) in the event of the Participant’s Termination for Cause; serious misconduct; violation of the Company’s or a Subsidiary’s or Affiliate’s policies; breach of fiduciary duty; unauthorized disclosure of any trade secret or confidential information of the Company or a Subsidiary or Affiliate; breach of applicable noncompetition, nonsolicitation, confidentiality or other restrictive covenants; or other conduct or activity that is in competition with the business of the Company or any Subsidiary or Affiliate, or otherwise detrimental to the business, reputation or interests of the Company and/or any Subsidiary or Affiliate; or upon the occurrence of certain events specified in the applicable Award Agreement (in any such case, whether or not the Participant is then an Employee or Non-Employee Director). The determination of whether a Participant’s conduct, activities or circumstances are described in the immediately preceding sentence shall be made by the Committee in its discretion, and pending any such determination, the Committee shall have the authority to suspend the exercise, payment, delivery or settlement of all or any portion of such Participant’s outstanding Awards pending an investigation of the matter.

20.3. Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

20.4. Transfer, Leave of Absence. For purposes of the Plan, a transfer of an Eligible Individual from the Company to an Affiliate or Subsidiary (or, for purposes of any ISO granted under the Plan, only a Subsidiary), or vice versa, or from one Affiliate or Subsidiary to another (or in the case of an ISO, only from one Subsidiary to another), and a leave of absence, duly authorized in writing by the Company or a Subsidiary or Affiliate, shall not be deemed a Termination of the Eligible Individual for purposes of the Plan or with respect to any Award (in the case of ISOs, to the extent permitted by the Code).

20.5. Exercise and Payment of Awards. An Award shall be deemed exercised or claimed when the Secretary of the Company or any other official or other person designated by the Committee for such purpose receives appropriate written notice from a Participant, in form acceptable to the Committee, together with payment of the applicable Option Price, Grant Price or other purchase price, if any, and compliance with Article XVI, in accordance with the Plan and such Participant’s Award Agreement.

20.6. Deferrals. Subject to applicable law, the Committee may from time to time establish procedures pursuant to which a Participant may defer on an elective or mandatory basis receipt of all or a portion of the cash or Shares subject to an Award on such terms and conditions as the Committee shall determine, including those of any deferred compensation plan of the Company or any Subsidiary or Affiliate specified by the Committee for such purpose; provided, that any such deferred compensation plan or other terms and conditions set by the Committee shall be exempt from, or comply with, the requirements of Code Section 409A.

20.7. No Effect on Other Plans. Neither the adoption of the Plan nor anything contained herein shall affect any other compensation or incentive plans or arrangements of the Company or any Subsidiary or Affiliate, or prevent or limit the right of the Company or any Subsidiary or Affiliate to establish any other forms of incentives or compensation for their directors, officers, eligible employees, advisors, consultants or independent contractors, or grant or assume options or other rights otherwise than under the Plan.

20.8. Section 16 of Exchange Act and Section 162(m) of the Code. The provisions and operation of the Plan are intended to ensure that no transaction under the Plan is subject to (and not exempt from) the short-swing profit recovery rules of Section 16(b) of the Exchange Act. Unless otherwise stated in the Award Agreement, notwithstanding any other provision of the Plan, any Award granted to an Insider shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16(b) of the Exchange Act (including Rule 16b-3) that are requirements for the application of such exemptive rule, and the Plan and the Award Agreement shall be deemed amended to the extent necessary to conform to such limitations. Furthermore, notwithstanding any other provision of the Plan or an Award Agreement, any Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be subject to any applicable limitations set forth in Code Section 162(m) or any regulations or rulings issued thereunder (including any amendment to the foregoing) that are requirements for qualification as “other performance-based compensation” as described in Code Section 162(m)(4)(C), and the Plan and the Award Agreement shall be deemed amended to the extent necessary to conform to such requirements and no action of the Committee that would cause such Award not to so qualify shall be effective.

20.9. Requirements of Law; Limitations on Awards.

(a) The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

(b) If at any time the Committee shall determine, in its discretion, that the listing, registration and/or qualification of Shares upon any securities exchange or under any state, federal or non-United States law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of Shares hereunder, the Company shall have no obligation to allow the grant, exercise or payment of any Award, or to issue or deliver evidence of title for Shares issued under the Plan, in whole or in part, unless and until such listing, registration, qualification, consent and/or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Committee.

(c) If at any time counsel to the Company shall be of the opinion that any sale or delivery of Shares pursuant to an Award is or may be in the circumstances unlawful or result in the imposition of excise taxes on the Company or any Subsidiary or Affiliate under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act, or otherwise with respect to Shares or Awards and the right to exercise or payment of any Option or Award shall be suspended until, in the opinion of such counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company or any Subsidiary or Affiliate.

(d) Upon termination of any period of suspension under this Section 20.9, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all Shares available before such suspension and as to the Shares which would otherwise have become available during the period of such suspension, but no suspension shall extend the term of any Award.

(e) The Committee may require each person receiving Shares in connection with any Award under the Plan to represent and agree with the Company in writing that such person is acquiring such Shares for investment without a view to the distribution thereof, and/or provide such other representations and agreements as the Committee may prescribe. The Committee, in its absolute discretion, may impose such restrictions on the ownership and transferability of the Shares purchasable or otherwise receivable by any person under any Award as it deems appropriate. Any such restrictions shall be set forth in the applicable Award Agreement, and the certificates evidencing such shares may include any legend that the Committee deems appropriate to reflect any such restrictions.

(f) An Award and any Shares received upon the exercise or payment of an Award shall be subject to such other transfer and/or ownership restrictions and/or legending requirements as the Committee may establish in its discretion and may be referred to on the certificates evidencing such Shares, including restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

20.10. Participants Deemed to Accept Plan. By accepting any benefit under the Plan, each Participant and each person claiming under or through any such Participant shall be conclusively deemed to have indicated their acceptance and ratification of, and consent to, all of the terms and conditions of the Plan and any action taken under the Plan by the Board, the Committee or the Company, in any case in accordance with the terms and conditions of the Plan.

20.11. Governing Law. The Plan and each Award Agreement shall be governed by the laws of the State of California, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, Participants are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of the State of California, to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

20.12. Plan Unfunded. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of Shares or the payment of cash upon exercise or payment of any Award. Proceeds from the sale of Shares pursuant to Options or other Awards granted under the Plan shall constitute general funds of the Company.

20.13. Administration Costs. The Company shall bear all costs and expenses incurred in administering the Plan, including expenses of issuing Shares pursuant to any Options or other Awards granted hereunder.

20.14. No Fractional Shares. No fractional Shares shall be issued upon the exercise or payment of an Option or other Award. The Committee shall pay cash in lieu of fractional shares.

20.15. Subsidiary or Affiliate Eligible Individuals. In the case of a grant of an Award to any Eligible Individual of a Subsidiary or Affiliate, the Company may, if the Committee so directs, issue or transfer the Shares, if any, covered by the Award to such Subsidiary or Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that such Subsidiary or Affiliate will transfer such Shares to such Eligible Individual in accordance with the terms and conditions of such Award and those of the Plan. The Committee may also adopt procedures regarding treatment of any Shares so transferred to a Subsidiary or Affiliate that are subsequently forfeited or canceled.

20.16. Data Protection. By participating in the Plan, each Participant consents to the collection, processing, transmission and storage by the Company, in any form whatsoever, of any data of a professional or personal nature which is necessary for the purposes of administering the Plan. The Company may share such information with any Subsidiary or Affiliate, any trustee, its registrars, brokers, other third-party administrator or any person who obtains control of the Company or any Subsidiary or Affiliate or any division respectively thereof.

20.17. Right of Offset. The Company and the Subsidiaries and Affiliates shall have the right to offset against the obligations to make payment or issue any Shares to any Participant under the Plan, any outstanding amounts (including travel and entertainment advance balances, loans, tax withholding amounts paid by the employer or amounts repayable to the Company or any Subsidiary or Affiliate pursuant to tax equalization, housing, automobile or other employee programs) such Participant then owes to the Company or any Subsidiary or Affiliate and any amounts the Committee otherwise deems appropriate pursuant to any tax equalization policy or agreement.

20.18. Participants Based Outside of the United States. The Committee may grant Awards to Eligible Individuals who are non-United States nationals, or who reside outside the United States or who are not compensated from a payroll maintained in the United States or who are otherwise subject to (or could cause the Company to be subject to) legal or regulatory provisions of countries or jurisdictions outside the United States, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan and comply with such legal or regulatory provisions, and, in furtherance of such purposes, the Committee may make or establish such modifications, amendments, procedures or subplans as may be necessary or advisable to comply with such legal or regulatory requirements (including triggering a public offering or to maximize tax efficiency).

20.19. Claw-Back Policy. Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement) and the Committee, in its sole and exclusive discretion, may require that any Participant reimburse the Company all or part of the amount of any payment in settlement of any Award granted hereunder.

PROXY

ARADIGM CORPORATION

PROXY SOLICITED BY THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 9, 2016

The undersigned hereby appoints IGOR GONDA and NANCY E. PECOTA, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all shares of stock of Aradigm Corporation that the undersigned may be entitled to vote at the 2016 Annual Meeting of Shareholders of Aradigm Corporation to be held at the offices of Aradigm’s outside counsel Hogan Lovells US LLP located at 875 Third Avenue, New York, NY 10022 on Thursday, June 9, 2016 at 10:00 a.m. local time, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3, 4 AND 5, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED BELOW AND A VOTE “FOR” PROPOSALS 2, 3, 4 AND 5.

To withhold authority for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

1.	To elect (01) David Bell, (02) Igor Gonda, (03) Frederick Hudson, (04) John M. Siebert and (05) Virgil D. Thompson as directors to hold office until the next annual meeting of shareholders and until their successors are elected.	FOR ALL NOMINEES WITHHELD FROM ALL NOMINEES FOR ALL EXCEPT: ________________	☐ ☐ ☐

2.	To approve an amendment to Aradigm’s Amended and Restated Articles of Incorporation to increase the authorized number of shares of Common Stock by 10 million shares.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	To approve an amendment to Aradigm’s 2015 Equity Incentive Plan to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 2,400,000 shares.	FOR ☐	AGAINST ☐	ABSTAIN ☐

4.	To approve, in accordance with NASDAQ Marketplace Rule 5635(d), the issuance of shares of Aradigm Common Stock upon conversion of the $23 million aggregate principal amount of senior convertible promissory notes and upon the exercise of warrants to purchase 263,436 shares of Aradigm Common Stock in connection with the 2016 Private Placement.	FOR ☐	AGAINST ☐	ABSTAIN ☐

5.	To ratify the selection of OUM & Co. LLP as Aradigm’s independent registered public accounting firm for the fiscal year ending December 31, 2016.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Please vote, date and promptly return this proxy in the enclosed return envelope which is postage prepaid if mailed in the United States.

Please sign exactly as your name appears hereon. If stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign. If signer is a partnership, please sign in partnership name and by authorized person.

Signature:	Date:

Signature:	Date: